                                                                    EXHIBIT 10.2

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF MAY 23, 2003

                                  BY AND AMONG

                                 SPORTRACK, LLC,

                           VALLEY INDUSTRIES, LLC, AND

                                   BRINK B.V.,

                                  AS BORROWERS

                                       AND

                       THE OTHER PERSONS PARTY HERETO THAT
                        ARE DESIGNATED AS CREDIT PARTIES

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                              AS AGENT AND A LENDER

                                       AND

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO,
                                   AS LENDERS

================================================================================

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
SECTION 1 AMOUNTS AND TERMS OF LOANS...........................................................................4

      Section 1.1     Loans....................................................................................4
      Section 1.2     Interest and Applicable Margins.........................................................18
      Section 1.3     Fees....................................................................................20
      Section 1.4     Payments................................................................................23
      Section 1.5     Prepayments.............................................................................24
      Section 1.6     Maturity................................................................................28
      Section 1.7     Loan Account............................................................................28
      Section 1.8     Yield Protection; Illegality............................................................29
      Section 1.9     Taxes...................................................................................30
      Section 1.10    Borrower Representative.................................................................32
      Section 1.11    European Lender Qualification...........................................................32

SECTION 2 AFFIRMATIVE COVENANTS...............................................................................33

      Section 2.1     Compliance With Laws and Contractual Obligations........................................33
      Section 2.2     Maintenance of Properties; Insurance....................................................34
      Section 2.3     Inspection; Lender Meeting..............................................................35
      Section 2.4     Organizational Existence................................................................35
      Section 2.5     Environmental Matters...................................................................35
      Section 2.6     Landlords' Agreements, Mortgagee Agreements and Bailee Letters..........................36
      Section 2.7     Further Assurances......................................................................37
      Section 2.8     Intentionally Reserved..................................................................38
      Section 2.9     European Mergers........................................................................38
      Section 2.10    Intellectual Property Cross License.....................................................39

SECTION 3 NEGATIVE COVENANTS..................................................................................39

      Section 3.1     Indebtedness............................................................................39
      Section 3.2     Liens and Related Matters...............................................................43
      Section 3.3     Investments.............................................................................45
      Section 3.4     Contingent Obligations..................................................................46
      Section 3.5     Restricted Payments.....................................................................47
      Section 3.6     Restriction on Fundamental Changes......................................................51
      Section 3.7     Disposal of Assets or Subsidiary Stock..................................................55
      Section 3.8     Transactions with Affiliates............................................................56
      Section 3.9     Conduct of Business.....................................................................56
      Section 3.10    Changes Relating to Indebtedness; Etc...................................................56
      Section 3.11    Fiscal Year.............................................................................57
      Section 3.12    Press Release; Public Offering Materials................................................57
      Section 3.13    Subsidiaries............................................................................58
      Section 3.14    Bank Accounts...........................................................................58
      Section 3.15    Hazardous Materials.....................................................................58

      Section 3.16    ERISA/Canadian Pension Plan.............................................................59
      Section 3.17    Sale-Leasebacks.........................................................................59
      Section 3.18    Prepayments of Other Indebtedness.......................................................59
      Section 3.19    Gibbs Litigation........................................................................60

SECTION 4 FINANCIAL COVENANTS/REPORTING.......................................................................60

      Section 4.1     Intentionally Reserved..................................................................60
      Section 4.2     Intentionally Reserved..................................................................60
      Section 4.3     Intentionally Reserved..................................................................60
      Section 4.4     Minimum Fixed Charge Coverage Ratio.....................................................60
      Section 4.5     Intentionally Reserved..................................................................60
      Section 4.6     Intentionally Reserved..................................................................60
      Section 4.7     Maximum Senior Secured Leverage Ratio...................................................60
      Section 4.8     Financial Statements and Other Reports..................................................60
      Section 4.9     Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement......65

SECTION 5 REPRESENTATIONS AND WARRANTIES......................................................................65

      Section 5.1     Disclosure..............................................................................66
      Section 5.2     No Material Adverse Change..............................................................66
      Section 5.3     No Conflict.............................................................................66
      Section 5.4     Organization, Powers, Capitalization and Good Standing..................................66
      Section 5.5     Financial Statements and Projections....................................................67
      Section 5.6     Intellectual Property...................................................................68
      Section 5.7     Investigations, Audits, Etc.............................................................68
      Section 5.8     Employee Matters........................................................................68
      Section 5.9     Solvency................................................................................69
      Section 5.10    Litigation; Adverse Facts...............................................................69
      Section 5.11    Use of Proceeds; Margin Regulations.....................................................69
      Section 5.12    Ownership of Property; Liens............................................................70
      Section 5.13    Environmental Matters...................................................................70
      Section 5.14    ERISA/Similar Non-US Issues.............................................................71
      Section 5.15    Brokers.................................................................................72
      Section 5.16    Deposit and Disbursement Accounts.......................................................72
      Section 5.17    Agreements and Other Documents..........................................................73
      Section 5.18    Insurance...............................................................................73
      Section 5.19    Acquisition Agreement...................................................................73
      Section 5.20    European Mergers........................................................................74

SECTION 6 DEFAULT, RIGHTS AND REMEDIES........................................................................74

      Section 6.1     Event of Default........................................................................74
      Section 6.2     Suspension or Termination of Commitments................................................78
      Section 6.3     Acceleration and other Remedies.........................................................78
      Section 6.4     Performance by Agent....................................................................79
      Section 6.5     Application of Proceeds/Lender Risk Allocation Agreement................................80

SECTION 7 CONDITIONS TO LOANS.................................................................................81

      Section 7.1     Conditions to Initial Loans.............................................................81
      Section 7.2     Conditions to All Loans.................................................................81

SECTION 8 ASSIGNMENT AND PARTICIPATION/AGENCY PROVISIONS......................................................82

      Section 8.1     Assignment and Participations...........................................................82
      Section 8.2     Agent...................................................................................85
      Section 8.3     Set Off and Sharing of Payments.........................................................91
      Section 8.4     Disbursement of Funds...................................................................92
      Section 8.5     Disbursements of Advances; Payment......................................................92
      Section 8.6     Parallel European Debt..................................................................94

SECTION 9 MISCELLANEOUS.......................................................................................97

      Section 9.1     Indemnities.............................................................................97
      Section 9.2     Amendments and Waivers..................................................................98
      Section 9.3     Notices.................................................................................99
      Section 9.4     Failure or Indulgence Not Waiver; Remedies Cumulative..................................100
      Section 9.5     Marshaling; Payments Set Aside.........................................................100
      Section 9.6     Severability...........................................................................101
      Section 9.7     Lenders' Obligations Several; Independent Nature of Lenders' Rights....................101
      Section 9.8     Headings...............................................................................101
      Section 9.9     Applicable Law.........................................................................101
      Section 9.10    Successors and Assigns.................................................................101
      Section 9.11    No Fiduciary Relationship; Limited Liability...........................................102
      Section 9.12    Construction...........................................................................102
      Section 9.13    Confidentiality........................................................................102
      Section 9.14    CONSENT TO JURISDICTION................................................................102
      Section 9.15    WAIVER OF JURY TRIAL...................................................................103
      Section 9.16    Survival of Warranties and Certain Agreements..........................................103
      Section 9.17    Entire Agreement.......................................................................103
      Section 9.18    Counterparts; Effectiveness............................................................104
      Section 9.19    Replacement of Lenders.................................................................104
      Section 9.20    Delivery of Termination Statements and Mortgage Releases...............................106
      Section 9.21    Intentionally Reserved.................................................................106
      Section 9.22    Joint and Several Obligations regarding Canada.........................................106
      Section 9.23    European/Quebec Financial Assistance Limitation........................................106
      Section 9.24    Reaffirmation of Original Loan Documents...............................................107

SECTION 10 US BORROWER CROSS-GUARANTY........................................................................107

      Section 10.1    US Borrower Cross-Guaranty.............................................................107
      Section 10.2    Waivers by US Borrowers................................................................108
      Section 10.3    Benefit of Guaranty....................................................................108
      Section 10.4    Waiver of Subrogation, Etc.............................................................108

      Section 10.5    Election of Remedies...................................................................109
      Section 10.6    Limitation.............................................................................109
      Section 10.7    Contribution with Respect to Guaranty Obligations......................................110
      Section 10.8    Liability Cumulative...................................................................110

                               INDEX OF APPENDICES
ANNEXES

Annex A                  -      Definitions
Annex B                  -      Commitment Amounts
Annex C                  -      Closing Checklist
Annex D                  -      Pro Forma
Annex E                  -      Lenders' Bank Accounts

EXHIBITS

Exhibit 1.1(b)           -      European Term Note
Exhibit 1.1(c)(i)        -      US Revolving Note
Exhibit 1.1(c)(ii)       -      Notice of US Revolving Credit Advance
Exhibit 1.1(d)(i)        -      European Revolving Note
Exhibit 1.1(d)(ii)       -      Notice of European Revolving Credit Advance
Exhibit 1.2(f)           -      Notice of Continuation/Conversion
Exhibit 4.8(d)(i)        -      US Borrowing Base Certificate
Exhibit 4.8(d)(ii)       -      European Borrowing Base Certificate
Exhibit 4.8(n)           -      Compliance Certificate
Exhibit 8.1              -      Assignment Agreement
Exhibit A                -      Lender Risk Allocation Agreement

SCHEDULES

Schedule 3.1             -      Indebtedness
Schedule 3.2             -      Permitted Encumbrances
Schedule 3.3             -      Investments
Schedule 3.4             -      Contingent Obligations
Schedule 3.8             -      Affiliate Transactions
Schedule 3.9             -      Business Description
Schedule 3.17            -      Sale-Leasebacks
Schedule 5.4(a)          -      Jurisdictions of Organization and Qualifications
Schedule 5.4(b)          -      Capitalization
Schedule 5.6             -      Intellectual Property
Schedule 5.7             -      Investigations and Audits
Schedule 5.8             -      Employee Matters
Schedule 5.10            -      Litigation
Schedule 5.11            -      Use of Proceeds
Schedule 5.12            -      Real Estate
Schedule 5.13            -      Environmental Matters
Schedule 5.14            -      ERISA
Schedule 5.16            -      Deposit and Disbursement Accounts
Schedule 5.17            -      Agreements and Other Documents
Schedule 5.18            -      Insurance

                                                                    EXHIBIT 10.2

                      AMENDED AND RESTATED CREDIT AGREEMENT

          This AMENDED AND RESTATED CREDIT AGREEMENT is dated as of May 23, 2003 and entered into by and among SportRack, LLC, a Delaware limited liability company ("SPORTRACK US BORROWER"), Valley Industries, LLC, a Delaware limited liability company ("VALLEY US BORROWER") (SportRack US Borrower and Valley US Borrower are sometimes referred to herein as the "US BORROWERS" and individually as a "US BORROWER"), and Brink B.V., a private company with limited liability (BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID) incorporated under the laws of The Netherlands, having its corporate seat (STATUTAIRE ZETEL) in Staphorst, The Netherlands and registered with the Chamber of Commerce (KAMER VAN KOOPHANDEL) in Regio Zwolle under number 05041971 ("EUROPEAN BORROWER") (US Borrowers and European Borrower are sometimes referred to herein as the "BORROWERS" and individually as a "BORROWER"), the other persons designated as "CREDIT PARTIES" on the signature pages hereof, the financial institutions who are or hereafter become parties to this Agreement as Lenders, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity "GE Capital"), as a Lender and as Agent.

                                R E C I T A L S:

          WHEREAS, Borrowers, the other Credit Parties, Agent, and (pursuant, in part, to various Assignments and Acceptances, each dated as of the date hereof, and each effective immediately prior to the effectiveness of this Agreement, among GE Capital and each of the other Lenders party to the Original Credit Agreement, as hereinafter defined, on the date hereof immediately prior to the effectiveness of such Assignments and Acceptances) GE Capital, as sole "Lender", are each party to that certain Credit Agreement dated as of April 15, 2003 (the "ORIGINAL CREDIT AGREEMENT") and the Loan Documents (as defined in the Original Credit Agreement, the "ORIGINAL LOAN DOCUMENTS"), pursuant to which the "Lenders" thereunder have made (i) a US term loan A (the "ORIGINAL US TERM LOAN A") evidenced by various promissory notes (the "ORIGINAL US TERM LOAN A NOTES"),
(ii) a US term loan B (the "ORIGINAL US TERM LOAN B") evidenced by various promissory notes (the "ORIGINAL US TERM LOAN B NOTES"), (iii) US revolving loans (the "ORIGINAL US REVOLVING LOANS") evidenced by various promissory notes (the "ORIGINAL US REVOLVING NOTES"), (iv) a European term loan A (the "ORIGINAL EUROPEAN TERM LOAN A") evidenced by various promissory notes (the "ORIGINAL EUROPEAN TERM LOAN A NOTES"), (v) a European term loan B (the "ORIGINAL EUROPEAN TERM LOAN B") evidenced by various promissory notes (the "ORIGINAL EUROPEAN TERM LOAN B NOTES"), and (vi) European revolving loans (the "ORIGINAL EUROPEAN REVOLVING LOANS"; and together with the Original US Term Loan A, the Original US Term Loan B, the Original US Revolving Loans, the Original European Term Loan A and the Original European Term Loan B, the "ORIGINAL LOANS") evidenced by various promissory notes (the "ORIGINAL EUROPEAN REVOLVING NOTES", and together with the Original US Term Loan A Notes, the Original US Term Loan B Notes, the Original US Revolving Notes, the Original European Term Loan A Notes and the Original European Term Loan B Notes, the "ORIGINAL NOTES"); and

                                     Annex A

          WHEREAS, in order to secure (i) all Obligations under and as defined in the Original Credit Agreement, each US Credit Party (as hereinafter defined) has pledged and has granted to Agent a security interest in and lien upon substantially all of its personal and real property (together with all other collateral provided by the US Credit Parties under the Original Loan Documents, the "ORIGINAL US COLLATERAL") and (ii) all European Obligations under and as defined in the Original Credit Agreement, each Non-US Credit Party (as hereinafter defined) has pledged and has granted to Agent a security interest in and lien upon certain of its personal and real property (together with all other collateral provided by the Non-US Credit Parties under the Original Loan Documents, the "ORIGINAL EUROPEAN COLLATERAL"); and

          WHEREAS, Borrowers, the other Credit Parties, Lenders and Agent wish to amend and restate the Original Credit Agreement subject to the terms and conditions set forth herein; and

          WHEREAS, Borrower, the other Credit Parties, Lenders and Agent intend that (i) the Obligations and European Obligations (each as defined under the Original Credit Agreement) shall continue to exist under, and to be evidenced by, this Agreement and the Notes (as hereinafter defined) issued hereunder, (ii) the Original Loans shall be Loans under and as defined in this Agreement and the Notes, (iii) the Original US Collateral shall secure the Obligations (as hereinafter defined) and (iv) the Original European Collateral shall secure the European Obligations (as hereinafter defined); and

          WHEREAS, Borrowers desire that Lenders continue to extend a US revolving credit facility, a European term credit facility and a European revolving credit facility to Borrowers to fund the repayment of certain indebtedness of Borrowers, to provide working capital financing for Borrowers and their Subsidiaries and to provide funds for other general corporate purposes of Borrowers and their Subsidiaries; and

          WHEREAS, US Borrowers desire to secure all of the Obligations under the Loan Documents (as hereinafter defined) by continuing to grant to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon substantially all of their personal and real property; and

          WHEREAS, European Borrower desires to secure all of the European Obligations by continuing to grant to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon substantially all of its personal and real property; and

          WHEREAS, CHAAS Holdings, LLC, f/k/a CHAAS Acquisitions, LLC, a Delaware limited liability company ("ULTIMATE Holdings") that owns all of the Stock (as hereinafter defined) of Holdings (as hereinafter defined), is willing to continue to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of Holdings to secure the Obligations; and

          WHEREAS, CHAAS Acquisitions, LLC, a Delaware limited liability company ("HOLDINGS") that owns all of the Stock of US SportRack Holdings (as hereinafter

                                     Annex A
defined), Valley US Borrower and European US Holdings (as hereinafter defined), is willing to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of US SportRack Holdings, Valley US Borrower and European US Holdings to secure the Obligations; and

          WHEREAS, Advanced Accessory Systems, LLC, a Delaware limited liability company ("US SPORTRACK HOLDINGS"), that owns all of the Stock of SportRack US Borrower, is willing to continue to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of SportRack US Borrower to secure the Obligations; and

          WHEREAS, AAS Acquisitions, LLC, a Delaware limited liability company ("EUROPEAN US HOLDINGS"), that owns all of the Stock of European First Tier Dutch Holdings (as hereinafter defined), is willing to continue to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders,
(i) all of the Stock of European First Tier Dutch Holdings to secure the European Obligations and (ii) 65% of the Stock of European First Tier Dutch Holdings to secure the Obligations; and

          WHEREAS, CHAAS Holdings B.V., a private company with limited liability (BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID) incorporated under the laws of The Netherlands, having its corporate seat (STATUTAIRE ZETEL) in Staphorst, The Netherlands and registered with the Chamber of Commerce (KAMER VAN KOOPHANDEL) in Regio Zwolle under number 05072494 ("EUROPEAN FIRST TIER DUTCH HOLDINGS"), that owns all of the Stock of European Second Tier Dutch Holdings (as hereinafter defined), is willing to continue to guaranty all of the European Obligations and to pledge to Agent, for the benefit of Agent and Lenders all of the Stock of European Second Tier Dutch Holdings (as hereinafter defined) to secure the European Obligations; and

          WHEREAS, Brink International B.V., a private company with limited liability (BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID) incorporated under the laws of The Netherlands, having its corporate seat (STATUTAIRE ZETEL) in Staphorst, The Netherlands and registered with the Chamber of Commerce (KAMER VAN KOOPHANDEL) in Regio Zwolle under number 05058752 ("EUROPEAN SECOND TIER DUTCH HOLDINGS"), that owns all of the Stock of European Borrower, is willing to continue to guaranty all of the European Obligations and to pledge to Agent, for the benefit of Agent and Lenders all of the Stock of European Borrower to secure the European Obligations; and

          WHEREAS, (i) each direct and indirect US Subsidiary (as hereinafter defined) of each Borrower is willing to continue to guaranty all of the Obligations and to grant to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon substantially all of its personal and real property to secure the Obligations, (ii) each direct and indirect Non-US Subsidiary (as hereinafter defined) of each Borrower and of European Second Tier Dutch Holdings is, to the extent permitted by law, willing to continue to guaranty all of the European Obligations, (iii) certain direct and indirect Non-US Subsidiaries of each Borrower and of European Second Tier Dutch Holdings are, to the extent permitted by law, willing to continue to grant to Agent, for the benefit of Agent and Lenders, a security interest in and a

                                     Annex A
lien upon certain of their personal and real property to secure the European Obligations, (iv) the Stockholders (as hereinafter defined) of each direct and indirect US Subsidiary of each Borrower are willing to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of such US Subsidiaries to secure the Obligations, and (v) the Stockholders of each direct and indirect Non-US Subsidiary of each Borrower and of European Second Tier Dutch Holdings are, to the extent permitted by law, willing to continue to pledge to Agent, for the benefit of Agent and Lenders, (x) all of the Stock of such Non-US Subsidiaries to secure the European Obligations and (y) to the extent such Stockholder is a US Credit Party, 65% of the Stock of such Non-US Subsidiaries to secure the Obligations; and

          WHEREAS, all capitalized terms herein shall have the meanings ascribed thereto in ANNEX A hereto which is incorporated herein by reference.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, Lenders and Agent agree that the Original Credit Agreement shall be amended and restated as follows:

                                    SECTION 1
                           AMOUNTS AND TERMS OF LOANS

          Section 1.1   LOANS.

          Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers and the other Credit Parties contained herein:

          (a)     INTENTIONALLY RESERVED.

          (b) EUROPEAN TERM LOAN. As of the date hereof, the outstanding principal balance of (i) the Original European Term Loan A is 9,596,938.20 Euros and (ii) the Original European Term Loan B is 15,595,024.57 Euros (collectively, the "OUTSTANDING ORIGINAL EUROPEAN TERM LOAN BALANCE"). On the Closing Date, 10,000,000 Euros of the Outstanding Original European Term Loan Balance shall be continued and shall convert automatically, for all purposes of this Agreement to "EUROPEAN TERM LOAN" hereunder owing to the European Term Lenders as if such European Term Loans had been made by the European Term Lenders to the European Borrower hereunder on the Closing Date ratably in accordance with their respective Pro Rata Shares. The remaining amount of the Original European Term Loan Balance shall be permanently repaid by European Borrower on the Closing Date. Additionally, the full outstanding principal amount of the Original US Term Loan A and the Original US Term Loan B shall be permanently repaid by US Borrowers on the Closing Date.

          European Borrower shall repay the European Term Loan through periodic payments on the dates and in the amounts (as such amounts may reduced in accordance with SECTION 1.5(e)) indicated below ("SCHEDULED INSTALLMENTS"). The European Term Loan shall be advanced, denominated, and repayable in Euros.

                                     Annex A

                               EUROPEAN TERM LOAN

DATE                                                    SCHEDULED INSTALLMENT
September 30, 2003                                       EURO   250,000
December 31, 2003                                        EURO   250,000
March 31, 2004                                           EURO   250,000
June 30, 2004                                            EURO   250,000
September 30, 2004                                       EURO   250,000
December 31, 2004                                        EURO   250,000
March 31, 2005                                           EURO   250,000
June 30, 2005                                            EURO   500,000
September 30, 2005                                       EURO   500,000
December 31, 2005                                        EURO   500,000
March 31, 2006                                           EURO   500,000
June 30, 2006                                            EURO   750,000
September 30, 2006                                       EURO   750,000
December 31, 2006                                        EURO   750,000
March 31, 2007                                           EURO   750,000
June 30, 2007                                            EURO   750,000
September 30, 2007                                       EURO   750,000
December 31, 2007                                        EURO   750,000
March 31, 2008                                           EURO 1,000,000

          The final installment shall in all events equal the entire remaining principal balance of the European Term Loan. Notwithstanding the foregoing, if earlier than the dates set forth above, the outstanding principal balance of the European Term Loan shall be due and payable in full on the European Commitment Termination Date (it being understood that the European Commitment Termination Date may be extended in accordance with the terms and conditions of this Agreement). Amounts borrowed under this SECTION 1.1(b) and repaid may not be reborrowed.

          The European Term Loan shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1(b) (each a "EUROPEAN TERM NOTE" and, collectively, the "EUROPEAN TERM NOTES"), and, except as provided in SECTION 1.7, the European Borrower shall execute and deliver each European Term Note to the applicable European Term Lender. Each European Term Note shall represent the obligation of European Borrower to pay the amount of the applicable European Term Lender's European Term Loan Commitment, together with interest thereon. No European Term Note shall be in a face principal amount of less than 50,000 Euros.

          The aggregate principal amount of the European Term Loan advanced to European Borrower shall be the primary obligation of European Borrower (but shall also be guaranteed by all other Borrowers pursuant to SECTION 10).

          (c)     US REVOLVING LOANS.

                                     Annex A

          (i) As of the date hereof, the outstanding principal balance of the Original US Revolving Loan is $14,365,870.46 (the "OUTSTANDING ORIGINAL US REVOLVING LOAN BALANCE"). On the Closing Date, shall be continued and shall convert automatically, for all purposes of this Agreement to outstanding US Revolving Credit Advances hereunder owing to the US Revolving Lenders as if such US Revolving Credit Advances had been made by the such Lenders to the US Borrowers hereunder on the Closing Date ratably in accordance with their respective Pro Rata Shares. Each US Revolving Lender agrees, severally and not jointly, to make available to US Borrowers from time to time until the US Commitment Termination Date such US Revolving Lender's Pro Rata Share of advances (each a "US REVOLVING CREDIT ADVANCE") requested by Borrower Representative on behalf of the US Borrowers hereunder. The Pro Rata Share of the US Revolving Loan of any US Revolving Lender shall not at any time exceed its separate US Revolving Loan Commitment. US Revolving Credit Advances may be repaid and reborrowed; provided, that the amount of any US Revolving Credit Advance to be made at any time shall not exceed US Borrowing Availability. All US Revolving Loans shall be advanced, denominated, and repayable in US Dollars. Notwithstanding the foregoing, upon the request of US Borrower Representative set forth in a Notice of US Revolving Credit Advance, up to US$5,000,000 in the aggregate of US Revolving Advances will be advanced to the applicable US Borrower in Euros (based on the then Exchange Rate) instead of US Dollars; provided, however, that (i) each such US Revolving Credit Advance will still be accounted for as if such US Revolving Credit Advances were made in US Dollars on the date such US Revolving Credit Advance was made and shall still be repayable in US Dollars and (ii) US Borrowers shall reimburse Agent for any currency conversion costs incurred by Agent at the time of making such US Revolving Credit Advance as a result of receiving funds from the US Revolving Lenders with respect to such US Revolving Credit Advance in US Dollars and having to convert such US Dollars into Euros at the time of making such US Revolving Credit Advance (to the extent that a US Revolving Lender as part of its normal operations regularly funds loans in Euros and providing funds in Euros to Agent for the purpose of this sentence is not disadvantageous to such US Revolving Lender, such US Revolving Lender will provide such funds to Agent in Euros so that no conversion cost is necessary). All US Revolving Loans shall be repaid in full on the US Commitment Termination Date. Each US Borrower shall execute and deliver to each US Revolving Lender a note to evidence the US Revolving Loan Commitment of that US Revolving Lender. Each note shall be in the principal amount of the US Revolving Loan Commitment of the applicable US Revolving Lender, dated the Closing Date and substantially in the form of EXHIBIT 1.1(c)(i) (each a "US REVOLVING NOTE" and, collectively, the "US REVOLVING NOTES"). Other than pursuant to SECTION 1.1(c)(ii), if at any time the outstanding US Revolving Loans exceed the US Borrowing Base (any such excess US Revolving Loans are herein referred to collectively as "US OVERADVANCES"), US Lenders shall not be

                                     Annex A
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

     obligated to make US Revolving Credit Advances, no additional US Letters of Credit shall be issued and, except as provided in SECTION 1.1(c)(ii) below, US Revolving Loans must be repaid immediately and US Letters of Credit cash collateralized in an amount sufficient to eliminate any US Overadvances. All US Overadvances shall constitute Index Rate Loans and shall bear interest at the Default Rate. US Revolving Loans which are Index Rate Loans may be requested in any amount with one (1) Business Day (or three (3) Business Days with respect to any US Revolving Loan requested to be advanced in Euros as provided above) prior written notice required for funding requests equal to or greater than US$5,000,000. For funding requests for such Loans less than US$5,000,000, written notice must be provided by 1:00 p.m. (New York time) on the Business Day on which the Loan is to be made. All LIBOR Loans require three (3) Business Days prior written notice. Written notices for funding requests shall be in the form attached as EXHIBIT 1.1(c)(ii) ("NOTICE OF US REVOLVING CREDIT ADVANCE").

          (ii) If Borrower Representative on behalf of US Borrowers requests that US Revolving Lenders make, or permit to remain outstanding any US Overadvances, Agent may, in its sole discretion, elect to make, or permit to remain outstanding such US Overadvances; PROVIDED, HOWEVER, that Agent may not cause US Revolving Lenders to make, or permit to remain outstanding, (a) aggregate US Revolving Loans in excess of the US Maximum Amount or (b) US Overadvances in an aggregate amount in excess of US$1,500,000. If a US Overadvance is made, or permitted to remain outstanding, pursuant to the preceding sentence, then all US Revolving Lenders shall be bound to make, or permit to remain outstanding, such US Overadvance based upon their Pro Rata Shares of the US Revolving Loan Commitment in accordance with the terms of this Agreement. If a US Overadvance remains outstanding for more than ninety (90) days during any one hundred eighty (180) day period, US Revolving Loans must be repaid immediately in an amount sufficient to eliminate all of such US Overadvances. Furthermore, Revolving Requisite Lenders may prospectively revoke Agent's ability to make or permit US Overadvances by written notice to Agent.

          (d)     EUROPEAN REVOLVING LOANS.

          (i) As of the date hereof, the outstanding principal balance of the Original European Revolving Loan is 416,739.29 Euros (the "OUTSTANDING ORIGINAL EUROPEAN REVOLVING LOAN BALANCE"). On the Closing Date, shall be continued and shall convert automatically, for all purposes of this Agreement to outstanding European Revolving Credit Advances hereunder owing to the European Revolving Lenders as if such European Revolving Credit Advances had been made by the such Lenders to the European Borrower hereunder on the Closing Date ratably in accordance with their respective Pro Rata Shares. Each European Revolving Lender agrees, severally and not jointly, to make available to European Borrower from time to time until the European

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

     Commitment Termination Date such European Revolving Lender's Pro Rata Share of advances (each a "EUROPEAN REVOLVING CREDIT ADVANCE") requested by Borrower Representative on behalf of the European Borrower hereunder. The Pro Rata Share of the European Revolving Loan of any European Revolving Lender shall not at any time exceed its separate European Revolving Loan Commitment. European Revolving Credit Advances may be repaid and reborrowed; provided, that the amount of any European Revolving Credit Advance to be made at any time shall not exceed European Borrowing Availability. All European Revolving Loans shall be advanced, denominated and repayable in Euros. All European Revolving Loans shall be repaid in full on the European Commitment Termination Date. European Borrower shall execute and deliver to each European Revolving Lender a note to evidence the European Revolving Loan Commitment of that European Revolving Lender. Each note shall be in the principal amount of the European Revolving Loan Commitment of the applicable European Revolving Lender, dated the Closing Date and substantially in the form of EXHIBIT 1.1(d)(i) (each a "EUROPEAN REVOLVING NOTE" and, collectively, the "EUROPEAN REVOLVING NOTES"; together with the US Revolving Notes, each a "REVOLVING NOTE" and, collectively, the "REVOLVING NOTES"). No European Revolving Note shall be in a face principal amount of less than 50,000 Euros. Other than pursuant to SECTION 1.1(d)(ii), if at any time the outstanding European Revolving Loans exceed the European Borrowing Base (any such excess European Revolving Loans are herein referred to collectively as "EUROPEAN OVERADVANCES"), Lenders shall not be obligated to make European Revolving Credit Advances, no additional European Letters of Credit shall be issued and, except as provided in
     SECTION 1.1(d)(ii) below, European Revolving Loans must be repaid immediately and European Letters of Credit cash collateralized in an amount sufficient to eliminate any European Overadvances. All European Overadvances shall constitute Index Rate Loans and shall bear interest at the Default Rate. All European Revolving Loans require three (3) Business Days prior written notice. Written notices for funding requests shall be in the form attached as EXHIBIT 1.1(d)(ii) ("NOTICE OF EUROPEAN REVOLVING CREDIT ADVANCE").

          (ii) If Borrower Representative on behalf of European Borrower requests that European Revolving Lenders make, or permit to remain outstanding any European Overadvances, Agent may, in its sole discretion, elect to make, or permit to remain outstanding such European Overadvances; PROVIDED, HOWEVER, that Agent may not cause European Revolving Lenders to make, or permit to remain outstanding, (a) aggregate European Revolving Loans in excess of the European Maximum Amount or (b) European Overadvances in an aggregate amount in excess of 500,000 Euros. If a European Overadvance is made, or permitted to remain outstanding, pursuant to the preceding sentence, then all European Revolving Lenders shall be bound to make, or permit to remain outstanding, such European Overadvance based

                                     Annex A
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

     upon their Pro Rata Shares of the European Revolving Loan Commitment in accordance with the terms of this Agreement. If a European Overadvance remains outstanding for more than ninety (90) days during any one hundred eighty (180) day period, European Revolving Loans must be repaid immediately in an amount sufficient to eliminate all of such European Overadvances. Furthermore, Revolving Requisite Lenders may prospectively revoke Agent's ability to make or permit European Overadvances by written notice to Agent.

          (e)     INTENTIONALLY RESERVED.

          (f)     INTENTIONALLY RESERVED.

          (g) US LETTERS OF CREDIT. The US Revolving Loan Commitment may, in addition to advances under the US Revolving Loan, be utilized, upon the request of Borrower Representative on behalf of the applicable US Borrower, for the issuance of US Letters of Credit. Immediately upon the issuance by a US L/C Issuer of a US Letter of Credit, and without further action on the part of Agent or any of the Lenders, each US Revolving Lender shall be deemed to have purchased from such US L/C Issuer a participation in such US Letter of Credit (or in its obligation under a risk participation agreement with respect thereto) equal to such US Revolving Lender's Pro Rata Share of the aggregate amount available to be drawn under such US Letter of Credit.

          (i) MAXIMUM AMOUNT. The aggregate amount of US Letter of Credit Obligations with respect to all US Letters of Credit outstanding at any time shall not exceed US$5,000,000 ("US L/C SUBLIMIT"). All US Letters of Credit shall be stated, denominated and repayable in US Dollars.

          (ii) REIMBURSEMENT. US Borrowers shall be irrevocably and unconditionally obligated forthwith without presentment, protest or other formalities of any kind (including for purposes of SECTION 10), to reimburse any US L/C Issuer on demand in immediately available funds for any amounts paid by such US L/C Issuer with respect to a US Letter of Credit, including all reimbursement payments, Fees, Charges, costs and expenses paid by such US L/C Issuer, PROVIDED that such obligation to reimburse does not result from the gross negligence of such US L/C Issuer (but only if such US L/C Issuer is also a Lender), Agent or any US Revolving Lender or willful misconduct of such US L/C Issuer (but only if such US L/C Issuer is also a Lender), Agent or any US Revolving Lender in taking or omitting to take any actions in respect of such US Letter of Credit. US Borrowers hereby authorize and direct Agent, at Agent's option, to debit US Borrowers' account (by increasing the outstanding principal balance of the US Revolving Credit Advances) in the amount of any payment made by a US L/C Issuer with respect to any US Letter of Credit upon notice from Agent to Borrower Representative of such payment. All amounts paid by a US L/C Issuer with respect to any US Letter of Credit that are not repaid within one (1) Business Day by US Borrowers with the

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

     proceeds of a US Revolving Credit Advance or otherwise shall bear interest at the interest rate applicable to US Revolving Loans which are Index Rate Loans plus, at the election of Agent or Requisite Revolving Lenders, an additional two percent (2.00%) per annum. Each US Revolving Lender agrees to fund its Pro Rata Share of any US Revolving Loan made pursuant to this
     SECTION 1.1(g)(ii). In the event Agent elects not to debit US Borrowers' account and US Borrowers fail to reimburse the US L/C Issuer in full on the date when due for any payment made by the US L/C Issuer in respect of a US Letter of Credit, Agent shall promptly notify each US Revolving Lender of the amount of such unreimbursed payment and the accrued interest thereon and each US Revolving Lender, on the next Business Day prior to 3:00 p.m. (New York time), shall deliver to Agent an amount equal to its Pro Rata Share thereof in same day funds. Each US Revolving Lender hereby absolutely and unconditionally agrees to pay to the US L/C Issuer upon demand by the US L/C Issuer such US Revolving Lender's Pro Rata Share of each payment made by the US L/C Issuer in respect of a US Letter of Credit and not immediately reimbursed by US Borrowers or satisfied through a debit of US Borrowers' account. Each US Revolving Lender acknowledges and agrees that its obligations pursuant to this subsection in respect of US Letters of Credit are absolute and unconditional and shall not be affected by any circumstance whatsoever, including setoff, counterclaim, the occurrence and continuance of a Default or an Event of Default or any failure by US Borrowers to satisfy any of the conditions set forth in SECTION 7.2. If any US Revolving Lender fails to make available to the US L/C Issuer the amount of such US Revolving Lender's Pro Rata Share of any payments made by the US L/C Issuer in respect of a US Letter of Credit as provided in this SECTION 1.1(g)(ii), the US L/C Issuer shall be entitled to recover such amount on demand from such US Revolving Lender together with interest at the Index Rate.

          (iii) REQUEST FOR US LETTERS OF CREDIT. Borrower Representative shall give Agent at least three (3) Business Days prior written notice specifying the date a US Letter of Credit is requested to be issued (and Agent shall promptly forward such notice to the US L/C Issuer), the amount and the name and address of the beneficiary and a description of the transactions proposed to be supported thereby. If Agent informs Borrower Representative that the US L/C Issuer cannot issue the requested US Letter of Credit directly, Borrower Representative may request that US L/C Issuer arrange (and the US L/C Issuer will use reasonable efforts to so arrange) for the issuance of the requested US Letter of Credit under a risk participation agreement with another financial institution reasonably acceptable to Agent, US L/C Issuer and Borrower Representative. The issuance of any US Letter of Credit under this Agreement shall be subject to the conditions set forth in Section 7.2 of this Agreement and that (i) the US Letter of Credit (a) supports a transaction entered into in the ordinary course of business of US Borrowers and (b) is in a form, and contains such terms and conditions as are reasonably satisfactory to

                                     Annex A
     the US L/C Issuer and, in the case of standby letters of credit, Agent;
     (ii) no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the US L/C Issuer from issuing the US Letter of Credit requested; and (iii) no law, rule, regulation, request or directive (whether or not having the force of law) shall prohibit or request that US L/C Issuer refrain from issuing the requested US Letter of Credit requested or letters of credit generally. The initial notice requesting the issuance of a US Letter of Credit shall be accompanied by the form of the US Letter of Credit and an application for a letter of credit, if any, then required by the US L/C Issuer completed in a manner satisfactory to such US L/C Issuer. If any provision of any application or reimbursement agreement is inconsistent with the terms of this Agreement, then the provisions of this Agreement, to the extent of such inconsistency, shall control.

          (iv) EXPIRATION DATES OF US LETTERS OF CREDIT. The expiration date of each US Letter of Credit shall be on a date which is not later than the earlier of (a) one year from its date of issuance or (b) the thirtieth
     (30th) day prior to the date set forth in clause (a) of the definition of the term US Commitment Termination Date; provided, such expiration date may be later than the date referred to in clause (b) above so long as such expiration is still no more than one year from the date of issuance of such US Letter of Credit and on or prior to the issuance of such US Letter of Credit US Borrowers deposit with Agent for the benefit of all US Revolving Lenders cash in an amount equal to 105% of the aggregate outstanding US Letter of Credit Obligations to be available to Agent to reimburse payments of drafts drawn under such US Letters of Credit and pay any Fees and expenses related thereto. Notwithstanding the foregoing, a US Letter of Credit may provide for automatic extensions of its expiration date for one
     (1) or more successive one (1) year periods provided that the US L/C Issuer has the right to terminate such US Letter of Credit on each such annual expiration date and, except as provided in the immediately preceding sentence, no extension term may extend the term of the US Letter of Credit to a date that is later than the thirtieth (30th) day prior to the date set forth in clause (a) of the definition of the term US Commitment Termination Date. The US L/C Issuer may elect not to extend any such US Letter of Credit and, upon direction by Agent or Requisite Revolving Lenders, shall not renew any such US Letter of Credit at any time during the continuance of an Event of Default, provided that, in the case of a direction by Agent or Requisite Revolving Lenders, (i) the US L/C Issuer receives such direction prior to the date notice of non-renewal is required to be given by the US L/C Issuer and the US L/C Issuer has had a reasonable period of time (which in no event shall be less than two Business Days) to act on such notice and (ii) notwithstanding such direction by Agent or Requisite Revolving Lenders, any US Revolving Lender may still choose to participate in renewing such US Letter of Credit.

                                     Annex A

          (v) OBLIGATIONS ABSOLUTE. The obligation of US Borrowers to reimburse the US L/C Issuer, Agent and Lenders for payments made in respect of US Letters of Credit issued by the US L/C Issuer shall be unconditional and irrevocable and shall be paid under all circumstances strictly in accordance with the terms of this Agreement, including the following circumstances: (a) any lack of validity or enforceability of any US Letter of Credit or of any Loan Document; (b) any amendment or waiver of or any consent or departure from all or any of the provisions of any US Letter of Credit or any Loan Document; (c) the existence of any claim, set-off, defense or other right which US Borrowers, any of their Subsidiaries or Affiliates or any other Person may at any time have against any beneficiary of any US Letter of Credit, Agent, any US L/C Issuer, any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreements or transactions; (d) any draft or other document presented under any US Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) payment under any US Letter of Credit against presentation of a draft or other document that does not substantially comply with the terms of such US Letter of Credit; or (f) any other act or omission to act or delay of any kind of any US L/C Issuer, Agent, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this SECTION 1.1(g)(v), constitute a legal or equitable discharge of US Borrowers' obligations hereunder.

          (vi) OBLIGATIONS OF US L/C ISSUERS. Each US L/C Issuer hereby agrees that it will not issue a US Letter of Credit hereunder until it has provided Agent with written notice specifying the amount and intended issuance date of such US Letter of Credit (which such US L/C Issuer agrees to promptly so provide) and Agent has returned a written acknowledgment (which Agent agrees to promptly so return) of such notice to US L/C Issuer. Each US L/C Issuer further agrees to provide to Agent: (a) a copy of each US Letter of Credit issued by such US L/C Issuer promptly after its issuance; (b) a weekly report summarizing available amounts under US Letters of Credit issued by such US L/C Issuer, the dates and amounts of any draws under such US Letters of Credit, the effective date of any increase or decrease in the face amount of any US Letters of Credit during such week and the amount of any unreimbursed draws under such US Letters of Credit; and (c) such additional information reasonably requested by Agent from time to time with respect to the US Letters of Credit issued by such US L/C Issuer. Without limiting the generality of the foregoing, it is expressly understood and agreed by US Borrowers that the absolute and unconditional obligation of US Borrowers to Agent and Lenders hereunder to reimburse payments made under a US Letter of Credit will not be excused by the gross negligence or willful misconduct of the US L/C Issuer (except if the US L/C Issuer which issued such Letter of Credit is the Agent or a Lender). However, the foregoing shall not be

                                     Annex A
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

     construed to excuse a US L/C Issuer from liability to US Borrowers to the extent of any direct damages (as opposed to consequential damages, with US Borrowers hereby waiving all claims for any consequential damages to the extent permitted by applicable law) suffered by US Borrowers.

          (h) EUROPEAN LETTERS OF CREDIT. The European Revolving Loan Commitment may, in addition to advances under the European Revolving Loan, be utilized, upon the request of Borrower Representative on behalf of the European Borrower, for the issuance of European Letters of Credit. Immediately upon the issuance by a European L/C Issuer of a European Letter of Credit, and without further action on the part of Agent or any of the Lenders, each European Revolving Lender shall be deemed to have purchased from such European L/C Issuer a participation in such European Letter of Credit (or in its obligation under a risk participation agreement with respect thereto) equal to such European Revolving Lender's Pro Rata Share of the aggregate amount available to be drawn under such European Letter of Credit.

          (i) MAXIMUM AMOUNT. The aggregate amount of European Letter of Credit Obligations with respect to all European Letters of Credit outstanding at any time shall not exceed 2,000,000 Euros ("EUROPEAN L/C SUBLIMIT"). All European Letters of Credit shall be stated, denominated and repayable in Euros.

          (ii) REIMBURSEMENT. European Borrower shall be irrevocably and unconditionally obligated forthwith without presentment, protest or other formalities of any kind (including for purposes of SECTION 10), to reimburse any European L/C Issuer on demand in immediately available funds for any amounts paid by such European L/C Issuer with respect to a European Letter of Credit, including all reimbursement payments, Fees, Charges, costs and expenses paid by such European L/C Issuer, PROVIDED that such obligation to reimburse does not result from the gross negligence of such European L/C Issuer (but only if such European L/C Issuer is also a Lender), Agent or any European Revolving Lender or willful misconduct of such European L/C Issuer (but only if such European L/C Issuer is also a Lender), Agent or any European Revolving Lender in taking or omitting to take any actions in respect of such European Letter of Credit. European Borrower hereby authorizes and directs Agent, at Agent's option, to debit European Borrower's account (by increasing the outstanding principal balance of the European Revolving Credit Advances) in the amount of any payment made by a European L/C Issuer with respect to any European Letter of Credit upon notice from Agent to Borrower Representative of such payment. All amounts paid by a European L/C Issuer with respect to any European Letter of Credit that are not repaid within one (1) Business Day by European Borrower with the proceeds of a European Revolving Credit Advance or otherwise shall bear interest at the interest rate applicable to European Revolving Loans which are Index Rate Loans plus, at the election of Agent or Requisite Revolving Lenders, an additional two percent (2.00%) per annum. Each European Revolving Lender agrees to fund

                                     Annex A
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

     its Pro Rata Share of any European Revolving Loan made pursuant to this
     SECTION 1.1(h)(ii). In the event Agent elects not to debit European Borrower's account and European Borrower fails to reimburse the European L/C Issuer in full on the date of any payment in respect of a European Letter of Credit, Agent shall promptly notify each European Revolving Lender of the amount of such unreimbursed payment and the accrued interest thereon and each European Revolving Lender, on the next Business Day prior to 3:00 p.m. (New York time), shall deliver to Agent an amount equal to its Pro Rata Share thereof in same day funds. Each European Revolving Lender hereby absolutely and unconditionally agrees to pay to the European L/C Issuer upon demand by the European L/C Issuer such European Revolving Lender's Pro Rata Share of each payment made by the European L/C Issuer in respect of a European Letter of Credit and not immediately reimbursed by European Borrower or satisfied through a debit of European Borrower's account. Each European Revolving Lender acknowledges and agrees that its obligations pursuant to this subsection in respect of European Letters of Credit are absolute and unconditional and shall not be affected by any circumstance whatsoever, including setoff, counterclaim, the occurrence and continuance of a Default or an Event of Default or any failure by European Borrower to satisfy any of the conditions set forth in SECTION 7.2. If any European Revolving Lender fails to make available to the European L/C Issuer the amount of such European Revolving Lender's Pro Rata Share of any payments made by the European L/C Issuer in respect of a European Letter of Credit as provided in this SECTION 1.1(h)(ii), the European L/C Issuer shall be entitled to recover such amount on demand from such European Revolving Lender together with interest at the Index Rate.

          (iii) REQUEST FOR EUROPEAN LETTERS OF CREDIT. Borrower Representative shall give Agent at least three (3) Business Days prior written notice specifying the date a European Letter of Credit is requested to be issued (and Agent shall promptly forward such notice to European L/C Issuer), the amount and the name and address of the beneficiary and a description of the transactions proposed to be supported thereby. If Agent informs Borrower Representative that the European L/C Issuer cannot issue the requested European Letter of Credit directly, Borrower Representative may request that European L/C Issuer arrange (and the European L/C Issuer will use reasonable efforts to so arrange) for the issuance of the requested European Letter of Credit under a risk participation agreement with another financial institution reasonably acceptable to Agent, European L/C Issuer and Borrower Representative. The issuance of any European Letter of Credit under this Agreement shall be subject to the conditions set forth in Section 7.2 of this Agreement and that (i) the European Letter of Credit
     (a) supports a transaction entered into in the ordinary course of business of European Borrower and (b) is in a form, and contains such terms and conditions as are reasonably satisfactory to the European L/C Issuer and, in the case of standby letters of

                                     Annex A
     credit, Agent; (ii) no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the European L/C Issuer from issuing the European Letter of Credit requested; and (iii) no law, rule, regulation, request or directive (whether or not having the force of law) shall prohibit or request that European L/C Issuer refrain from issuing the requested European Letter of Credit requested or letters of credit generally. The initial notice requesting the issuance of a European Letter of Credit shall be accompanied by the form of the European Letter of Credit and an application for a letter of credit, if any, then required by the European L/C Issuer completed in a manner satisfactory to such European L/C Issuer. If any provision of any application or reimbursement agreement is inconsistent with the terms of this Agreement, then the provisions of this Agreement, to the extent of such inconsistency, shall control.

          (iv) EXPIRATION DATES OF EUROPEAN LETTERS OF CREDIT. The expiration date of each European Letter of Credit shall be on a date which is not later than the earlier of (a) one year from its date of issuance or (b) the thirtieth (30th) day prior to the date set forth in clause (a) of the definition of the term European Commitment Termination Date; provided, such expiration date may be later than the date referred to in clause (b) above so long as such expiration is still no more than one year from the date of issuance of such European Letter of Credit and on or prior to the issuance of such European Letter of Credit European Borrower deposits with Agent for the benefit of all European Revolving Lenders cash in an amount equal to 105% of the aggregate outstanding European Letter of Credit Obligations to be available to Agent to reimburse payments of drafts drawn under such European Letters of Credit and pay any Fees and expenses related thereto. Notwithstanding the foregoing, a European Letter of Credit may provide for automatic extensions of its expiration date for one (1) or more successive one (1) year periods provided that the European L/C Issuer has the right to terminate such European Letter of Credit on each such annual expiration date and, except as provided in the immediately preceding sentence, no extension term may extend the term of the European Letter of Credit to a date that is later than the thirtieth (30th) day prior to the date set forth in clause (a) of the definition of the term European Commitment Termination Date. The European L/C Issuer may elect not to renew any such European Letter of Credit and, upon direction by Agent or Requisite Revolving Lenders, shall not extend any such European Letter of Credit at any time during the continuance of an Event of Default, provided that, in the case of a direction by Agent or Requisite Revolving Lenders, (i) the European L/C Issuer receives such direction prior to the date notice of non-renewal is required to be given by the European L/C Issuer and the European L/C Issuer has had a reasonable period of time (which in no event shall be less than two Business Days) to act on such notice and (ii) notwithstanding such direction by Agent or Requisite Revolving Lenders, any European Revolving

                                     Annex A
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

     Lender may still choose to participate in renewing such European Letter of Credit.

          (v) OBLIGATIONS ABSOLUTE. The obligation of European Borrower to reimburse the European L/C Issuer, Agent and Lenders for payments made in respect of European Letters of Credit issued by the European L/C Issuer shall be unconditional and irrevocable and shall be paid under all circumstances strictly in accordance with the terms of this Agreement, including the following circumstances: (a) any lack of validity or enforceability of any European Letter of Credit or of any Loan Document;
     (b) any amendment or waiver of or any consent or departure from all or any of the provisions of any European Letter of Credit or any Loan Document;
     (c) the existence of any claim, set-off, defense or other right which European Borrower, any of its Subsidiaries or Affiliates or any other Person may at any time have against any beneficiary of any European Letter of Credit, Agent, any European L/C Issuer, any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreements or transactions; (d) any draft or other document presented under any European Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) payment under any European Letter of Credit against presentation of a draft or other document that does not substantially comply with the terms of such European Letter of Credit; or (f) any other act or omission to act or delay of any kind of any European L/C Issuer, Agent, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this
     SECTION 1.1(h)(v), constitute a legal or equitable discharge of European Borrower's obligations hereunder.

          (vi) OBLIGATIONS OF EUROPEAN L/C ISSUERS. Each European L/C Issuer hereby agrees that it will not issue a European Letter of Credit hereunder until it has provided Agent with written notice specifying the amount and intended issuance date of such European Letter of Credit (which such European L/C Issuer agrees to promptly so provide) and Agent has returned a written acknowledgment (which Agent agrees to promptly so return) of such notice to European L/C Issuer. Each European L/C Issuer further agrees to provide to Agent: (a) a copy of each European Letter of Credit issued by such European L/C Issuer promptly after its issuance; (b) a weekly report summarizing available amounts under European Letters of Credit issued by such European L/C Issuer, the dates and amounts of any draws under such European Letters of Credit, the effective date of any increase or decrease in the face amount of any European Letters of Credit during such week and the amount of any unreimbursed draws under such European Letters of Credit; and (c) such additional information reasonably requested by Agent from time to time with respect to the European Letters of Credit issued by such European L/C Issuer. Without limiting the generality of the foregoing, it is

                                     Annex A
     expressly understood and agreed by European Borrower that the absolute and unconditional obligation of European Borrower to Agent and Lenders hereunder to reimburse payments made under a European Letter of Credit will not be excused by the gross negligence or willful misconduct of the European L/C Issuer (except if the European L/C Issuer which issued such Letter of Credit is the Agent or a Lender). However, the foregoing shall not be construed to excuse a European L/C Issuer from liability to European Borrower to the extent of any direct damages (as opposed to consequential damages, with European Borrower hereby waiving all claims for any consequential damages to the extent permitted by applicable law) suffered by European Borrower.

          (i) US FUNDING AUTHORIZATION. The proceeds of all US Loans made pursuant to this Agreement subsequent to the Closing Date are to be funded by Agent by wire transfer to the account designated by Borrower Representative below (the "US DISBURSEMENT ACCOUNT"):

          Bank:                  Comerica Bank
          ABA No.:               072000096
          Bank Address:          500 Woodward Avenue
                                 Detroit, Michigan  48226
          Account No.:           1851121176
          Reference:             SportRack/Jerry Burley

Borrower Representative shall provide Agent with written notice of any change in the foregoing instructions at least three (3) Business Days before the desired effective date of such change.

          (j) EUROPEAN FUNDING AUTHORIZATION. The proceeds of all European Loans made pursuant to this Agreement subsequent to the Closing Date are to be funded by Agent by wire transfer to the account designated by Borrower Representative below (the "EUROPEAN DISBURSEMENT ACCOUNT"):

          Bank:                  ABN Amro Bank N.V., Eindhoven
          Swift:                 ABN ANL 2A
          Bank Address:          PO Box 515
                                 5600 Eindoven
                                 The Netherlands
          Account No.:           54 71 46 337
          Reference:             Brink / P van Buren

Borrower Representative shall provide Agent with written notice of any change in the foregoing instructions at least three (3) Business Days before the desired effective date of such change.

                                     Annex A

          Section 1.2   INTEREST AND APPLICABLE MARGINS.

          (a) US LOANS. US Borrowers shall pay interest to Agent, for the ratable benefit of US Lenders, in accordance with the various US Loans being made by each US Lender, in arrears on each applicable Interest Payment Date, at the following rates: with respect to the US Revolving Credit Advances which are designated as Index Rate Loans (and for all other Obligations of US Borrowers not otherwise set forth below), the Index Rate plus the Applicable US Revolver Index Margin per annum or, with respect to US Revolving Credit Advances which are designated as LIBOR Loans, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable US Revolver LIBOR Margin per annum..

          The Applicable Margins pertaining to the US Loans are as follows:

     Applicable US Revolver Index Margin                 2.25%
     Applicable US Revolver LIBOR Margin                 3.75%
     Applicable US L/C Margin                            3.75%

          (b) EUROPEAN LOANS. European Borrower shall pay interest to Agent, for the ratable benefit of European Lenders, in accordance with the various European Loans being made by each European Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the European Revolving Credit Advances which are designated as Index Rate Loans (and for all other Obligations of European Borrower not otherwise set forth below), the Index Rate plus the Applicable European Revolver Index Margin per annum or, with respect to European Revolving Credit Advances which are designated as LIBOR Loans, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable European Revolver LIBOR Margin per annum; and (ii) with respect to such portion of the European Term Loan designated as an Index Rate Loan, the Index Rate plus the Applicable European Term Loan Index Margin per annum or, with respect to such portion of the European Term Loan designated as a LIBOR Loan, the applicable LIBOR Rate plus the Applicable European Term Loan LIBOR Margin per annum.

          The Applicable Margins pertaining to the European Loans are as follows:

     Applicable European Revolver Index Margin           2.25%
     Applicable European Revolver LIBOR Margin           3.75%
     Applicable European Term Loan Index Margin          2.25%
     Applicable European Term Loan LIBOR Margin          3.75%
     Applicable European L/C Margin                      3.75%

          (c) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                                     Annex A

          (d) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such Fees and interest are payable. The Index Rate is a floating rate determined for each day. Each determination by Agent of an interest rate and Fees hereunder shall be final, binding and conclusive on Borrowers, absent manifest error.

          (e) At the election of Agent (or upon the written request of Requisite Lenders), confirmed by written notice from Agent to Borrower Representative, after the occurrence, and during the continuation, of an Event of Default described in SECTIONS 6.1(a), 6.1(c) (resulting from non compliance with SECTION 2.9, 4.4, 4.7, 4.8(d) or 4.8(n)) or 6.1(j), and automatically and without notice of any kind after the occurrence, and during the continuation, of an Event of Default described in SECTION 6.1(f) or 6.1(g), the interest rates applicable to the Loans and the Letter of Credit Fee shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fee otherwise applicable hereunder ("DEFAULT RATE"), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand, but in any event, shall be payable on the next regularly scheduled payment date set forth herein for such Obligation.

          (f) Borrower Representative shall have the option, with respect to the US Loans or European Loans, as applicable, to (i) request that any Revolving Credit Advance be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of the LIBOR Breakage Fee in accordance with SECTION 1.3(d) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued. Any US Loan or group of US Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of US$1,000,000 and integral multiples of US$500,000 in excess of such amount. Any European Loan or group of European Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of 500,000 Euros and integral multiples of 250,000 Euros in excess of such amount. Any such election must be made by 1:00 p.m. (New York time) on the 3rd Business Day prior to (1) the date of any proposed Revolving Credit Advance which is to bear interest at the LIBOR Rate,
(2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower Representative in such election. If no election is received with respect to a LIBOR Loan by 1:00 p.m. (New York time) on the 3rd Business Day prior to the end of the LIBOR Period with respect thereto, that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower Representative must make such election by notice to Agent in writing, by fax or overnight courier. In the case of any conversion or continuation, such

                                     Annex A
election must be made pursuant to a written notice (a "NOTICE OF
CONVERSION/CONTINUATION") in the form of EXHIBIT 1.2(f). No Loan shall be made, converted into or continued as a LIBOR Loan, if an Event of Default has occurred and is continuing and Agent or Requisite Lenders have determined not to make or continue any Loan as a LIBOR Loan as a result thereof.

          (g)     Notwithstanding anything to the contrary set forth in this
SECTION 1.2, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "MAXIMUM LAWFUL RATE"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; PROVIDED, HOWEVER, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in SECTIONS 1.2(a) THROUGH (f), unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this SECTION 1.2(g), a court of competent jurisdiction shall determine by a final, non-appealable order that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess as specified in SECTION 1.5(e) and thereafter shall refund any excess to Borrowers or as such court of competent jurisdiction may otherwise order.

          Section 1.3   FEES

          (a) FEE LETTER. Borrowers shall pay to GE Capital, individually, the Fees specified in that certain fee letter of even date herewith among Borrowers and GE Capital (the "GE CAPITAL FEE LETTER"), at the times specified for payment therein.

          (b)     UNUSED LINE FEES.

          (i) US LOANS. As additional compensation for the US Revolving Lenders, US Borrowers shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the US Commitment Termination Date and on the US Commitment Termination Date, a fee for US Borrowers' non-use of available funds in an amount equal to the Applicable US Unused Line Fee Margin per annum multiplied by the difference between (x) the US Maximum Amount (as it may be reduced from

                                     Annex A
     time to time) and (y) the average for the period of the daily closing balances of the US Revolving Loan outstanding during the period for which such Fee is due.

          (ii) EUROPEAN LOANS. As additional compensation for the European Revolving Lenders, European Borrower shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the European Commitment Termination Date and on the European Commitment Termination Date, a fee for European Borrower's non-use of available funds in an amount equal to the Applicable European Unused Line Fee Margin per annum multiplied by the difference between (x) the European Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the European Revolving Loan outstanding during the period for which such Fee is due.

          (c)     LETTER OF CREDIT FEES.

          (i) US LETTERS OF CREDIT. US Borrowers agree to pay to Agent for the benefit of US Revolving Lenders, as compensation to such US Revolving Lenders for US Letter of Credit Obligations incurred hereunder, (i) all reasonable costs and expenses, if any, incurred by Agent or any Lender on account of such US Letter of Credit Obligations, and (ii) for each month during which any US Letter of Credit Obligation shall remain outstanding, a fee (the "US LETTER OF CREDIT FEE") in an amount equal to the Applicable US L/C Margin from time to time in effect multiplied by the average for the period of the maximum amount available from time to time to be drawn under the applicable US Letter of Credit. Such fee shall be paid to Agent for the benefit of the US Revolving Lenders in arrears, on the first Business Day of each month and on the US Commitment Termination Date. In addition, US Borrowers shall pay to any US L/C Issuer, promptly after receipt of documentation in support thereof, such fees (including all per annum fees), charges and expenses, including attorney fees and expenses, (provided if the US L/C Issuer is a Lender, such expenses, including attorney fees and expenses, must be reasonable) of such US L/C Issuer in respect of (i) the issuance, negotiation, acceptance, amendment, transfer and payment of such US Letter of Credit or otherwise payable pursuant to the application and related documentation under which such US Letter of Credit is issued and
     (ii) any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the US L/C Issuer from paying any amount under, or otherwise relating in any way to, any US Letter of Credit.

          (ii) EUROPEAN LETTERS OF CREDIT. European Borrower agrees to pay to Agent for the benefit of European Revolving Lenders, as compensation to such European Revolving Lenders for European Letter of Credit Obligations incurred hereunder, (i) all reasonable costs and expenses, if any, incurred by Agent or any Lender on account of such European Letter of Credit

                                     Annex A

     Obligations, and (ii) for each month during which any European Letter of Credit Obligation shall remain outstanding, a fee (the "EUROPEAN LETTER OF CREDIT FEE") in an amount equal to the Applicable European L/C Margin from time to time in effect multiplied by the average for the period of the maximum amount available from time to time to be drawn under the applicable European Letter of Credit. Such fee shall be paid to Agent for the benefit of the European Revolving Lenders in arrears, on the first Business Day of each month and on the European Commitment Termination Date. In addition, European Borrower shall pay to any European L/C Issuer, promptly after receipt of documentation in support thereof, such fees (including all per annum fees), charges and expenses, including attorney fees and expenses, (provided if the European L/C Issuer is a Lender, such expenses, including attorney fees and expenses, must be reasonable) of such European L/C Issuer in respect of (i) the issuance, negotiation, acceptance, amendment, transfer and payment of such European Letter of Credit or otherwise payable pursuant to the application and related documentation under which such European Letter of Credit is issued and (ii) any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the European L/C Issuer from paying any amount under, or otherwise relating in any way to, any European Letter of Credit.

          (d) LIBOR BREAKAGE FEE. Upon (i) any default by any Borrower in making any borrowing of, conversion into or continuation of any LIBOR Loan following Borrower Representative's delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan on any day that is not the last day of the LIBOR Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrowers (provided that if the LIBOR Breakage Fee pertains to a US Loan and not a European Loan, only the US Borrowers, and not the European Borrower, shall be liable for such Breakage Fee) shall pay Agent, for the benefit of all Lenders that funded or were prepared to fund any such LIBOR Loan, the LIBOR Breakage Fee.

          (e) EXPENSES AND ATTORNEYS' FEES. Borrowers agree to pay all fees, charges, costs and expenses (including reasonable attorneys' fees and expenses and the allocated cost of internal legal staff) incurred by Agent in connection with any matters contemplated by or arising out of the Loan Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated herein and in connection with the continued administration of the Loan Documents including any amendments, modifications, consents and waivers. Borrowers agree to promptly pay reasonable documentation charges assessed by Agent for amendments, waivers, consents and any of the documentation prepared by Agent's internal legal staff. Borrowers agree to pay all fees, charges, costs and expenses (including fees, charges, costs and expenses of attorneys, auditors (whether internal or external), appraisers, consultants and advisors and the allocated cost of internal legal staff) incurred by Agent in connection with any Event of Default, work-out or action to enforce any Loan Document or to collect any payments due from Borrowers or any other Credit Party. In addition, in

                                     Annex A
connection with the Lender Risk Allocation Agreement, Borrowers agree to reimburse Agent and Lenders for any foreign exchange costs incurred by Agent or Lenders resulting from converting currencies to the extent necessary and in accordance with this Agreement; PROVIDED, that Borrowers shall have no obligations under this sentence of Section 1.3(e) by reason of any conversion costs incurred by any Lender in respect of a conversion made after the Conversion Date. In addition, in connection with any work-out or action to enforce any Loan Document or to collect any payments due from Borrowers or any other Credit Party, Borrowers agree to promptly pay all fees, charges, costs and expenses incurred by Lenders for one (1) counsel acting for all Lenders other than Agent. All fees, charges, costs and expenses for which Borrowers are responsible under this SECTION 1.3(e) shall be (i) deemed part of the Obligations when incurred and be secured by the Collateral and (ii) payable (x) within 10 Business Days (or within 5 Business Days during the continuance of an Event of Default) after demand by Agent to Borrower Representative accompanied by supporting documentation in reasonable detail; provided if Borrower Representative notifies Agent prior to the end of such 10 Business Day period (or such 5 Business Day period, as applicable) that it is disputing any such fees, charges, costs and/or expenses that exceed the US Dollar Equivalent of $15,000 in the aggregate, such fees, charges, costs and/or expenses shall not be payable until the earlier of the date that such dispute is resolved or 30 days (or during the continuance of an Event of Default, 10 Business Days) from the date that Agent first made demand for such fees, charges, costs and/or expenses. Once such amounts become payable, they may be paid in accordance with the second to last paragraph of SECTION 1.4.

          Section 1.4   PAYMENTS.

          All payments by US Borrowers of the Obligations shall be without deduction, defense, setoff or counterclaim and shall be made in US Dollars (or in Euros with respect to the European Obligations) in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Agent may from time to time designate in writing.

                  ABA No. 021-001-033
                  Account Number 502-328-54
                  Bankers Trust Company
                  New York, New York
                  ACCOUNT NAME: GECC/CAF DEPOSITORY
                  Reference:  GE Capital re Advanced Accessories

          All payments by European Borrowers of the European Obligations shall be made in Euros without deduction, defense, setoff or counterclaim and shall be made in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Agent may from time to time designate in writing.

                  Deutsche Bank, Frankfurt
                  Account Number: 175071000
                  Account Name: GE Capital Corp Comm

                                     Annex A

                  Sort Code: 50070010
                  Swift Code: Deutdeff
                  Reference:  GE Capital re Advanced Accessories

Borrowers shall receive credit on the day of receipt for funds received by Agent by 2:00 p.m. (New York time). In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and Fees due hereunder.

          US Borrowers hereby authorize Lenders to make US Revolving Credit Advances (provided that solely with respect to expenses expressly covered by SECTION 1.3(e), no US Revolving Credit Advances will be made with respect to such expenses until such expenses are payable in accordance with SECTION 1.3(e)), on the basis of their Pro Rata Shares, for the payment of interest, Fees and expenses, in each case pertaining to US Loans, US Letter of Credit reimbursement obligations and any amounts required to be deposited with respect to outstanding US Letter of Credit Obligations pursuant to SECTION 1.5(f) or 6.3; provided that no such US Revolving Credit Advance shall be made until after noon New York time on the day that such interest, Fee and/or expense first became payable. European Borrower hereby authorizes Lenders to make European Revolving Credit Advances (provided that solely with respect to expenses expressly covered by SECTION 1.3(e), no European Revolving Credit Advances will be made with respect to such expenses until such expenses are payable in accordance with SECTION 1.3(e)), on the basis of their Pro Rata Shares, for the payment of Scheduled Installments, interest, Fees and expenses, in each case pertaining to European Loans, European Letter of Credit reimbursement obligations and any amounts required to be deposited with respect to outstanding European Letter of Credit Obligations pursuant to SECTION 1.5(f) or 6.3; provided that no such European Revolving Credit Advance shall be made until after noon New York time on the day that such Scheduled Installment, interest, Fee and/or expense first became payable.

          If Agent receives any payment from or on behalf of any Credit Party in a currency other than the currency in which an Obligation payment is denominated, Agent may convert the payment (including the monetary proceeds of realization upon any Collateral and any funds then held in a cash collateral account) into the currency of the relevant Obligation at the Exchange Rate in the manner contemplated by SECTION 9.1(b). The obligation shall be satisfied only to the extent of the amount actually received by Agent upon such conversion.

          Section 1.5   PREPAYMENTS.

          (a) VOLUNTARY PREPAYMENTS OF LOANS. At any time, (i) US Borrowers may prepay the US Loans, in whole or in part, without premium or penalty subject to the payment of LIBOR Breakage Fees, if applicable and (ii) European Borrower may prepay the European Loans, in whole or in part, without premium or penalty subject to the payment of LIBOR Breakage Fees, if applicable. Prepayments of European Term Loan shall be applied in accordance with SECTION 1.5(e)(i), or as otherwise may be agreed by Requisite Lenders.

                                     Annex A

          (b) PREPAYMENTS RE CURRENCY FLUCTUATIONS. If at any time when the Public Note Indenture is in effect the Dollar Equivalent of the outstanding amount of the Loans exceeds US$60,000,000, the Loans must be repaid within two
(2) Business Days in an amount sufficient to eliminate any such excess; provided that such prepayment shall not be required if prior to the end of such two (2) Business Day period, and on each Funding Date thereafter that the Dollar Equivalent of the outstanding amount of the Loans exceeds US$60,000,000 after giving effect to such requested funding, the Borrower Representative has demonstrated to the satisfaction of Agent (including without limitation by delivering officer certificates and calculations that the Agent may reasonably request in connection therewith) that all of such Loans and all of the Liens of Agent and the Lenders securing such Loans are permitted pursuant to the Public
Note Indenture. In the event of any repayment required under this clause (b), the Borrowers may elect which Loans are so repaid.

          (c)     PREPAYMENTS FROM ASSET DISPOSITIONS.

          (i) US BORROWERS. Immediately upon receipt by either US Borrower or any of its Subsidiaries from any Asset Disposition of any Net Proceeds in excess of (x) the Dollar Equivalent of US$1,250,000 for any single transaction or series of related transactions during any Fiscal Year or (y) the Dollar Equivalent of US$3,000,000 in the aggregate during the term of this Agreement, US Borrowers shall repay the US Revolving Credit Advances (without reduction of the US Revolving Loan Commitment) by an amount equal to the amount of such Net Proceeds. US Borrowers or their Subsidiaries may reinvest (or commit to reinvest) all Net Proceeds of such Asset Disposition, within two hundred and seventy days (270) days after such Asset Disposition (or within one hundred and eighty days (180) days prior to such Asset Disposition), in productive replacement fixed assets of a kind then used or usable in the business of US Borrowers (provided that if such fixed assets are purchased within the one hundred and eighty day (180) period prior to such Asset Disposition, Borrower Representative shall notify Agent prior to such purchase that such purchase is being made with the anticipated Net Proceeds of such anticipated Asset Disposition). If US Borrowers do not intend to so reinvest (or commit to so reinvest) such Net Proceeds or if the period set forth in the immediately preceding sentence expires without US Borrowers having reinvested (or committing to reinvest) such Net Proceeds or if such Net Proceeds are attributable to a working capital, earnings, balance sheet or similar adjustment under the Acquisition Agreement, European Borrower shall prepay the European Term Loan in an aggregate amount equal to such Net Proceeds of such Asset Disposition. The payments shall be applied in accordance with SECTION 1.5(e)(i), or as otherwise may be agreed by Requisite Lenders.

          (ii) EUROPEAN BORROWER. Immediately upon receipt by European Borrower or any of its Subsidiaries from any Asset Disposition of any Net Proceeds in excess of (x) the Dollar Equivalent of US$625,000 for any single transaction or series of related transactions during any Fiscal Year or (y) the

                                     Annex A

     Dollar Equivalent of US$1,500,000 in the aggregate during the term of this Agreement, European Borrower shall repay the European Revolving Credit Advances (without reduction of the European Revolving Loan Commitment) by an amount equal to the amount of such Net Proceeds. European Borrower or its Subsidiaries may reinvest (or commit to reinvest) all Net Proceeds of such Asset Disposition, within two hundred and seventy days (270) days after such Asset Disposition (or within one hundred and eighty days (180) days prior to such Asset Disposition), in productive replacement fixed assets of a kind then used or usable in the business of European Borrower (provided that if such fixed assets are purchased within the one hundred and eighty day (180) period prior to such Asset Disposition, Borrower Representative shall notify Agent prior to such purchase that such purchase is being made with the anticipated Net Proceeds of such anticipated Asset Disposition). If European Borrower does not intend to so reinvest (or commit to so reinvest) such Net Proceeds or if the period set forth in the immediately preceding sentence expires without European Borrower having reinvested (or committing to reinvest) such Net Proceeds or if such Net Proceeds are attributable to a working capital, earnings, balance sheet or similar adjustment under the Acquisition Agreement, European Borrower shall repay the European Term Loan in an aggregate amount equal to such Net Proceeds of such Asset Disposition. The payment shall be applied in accordance with SECTION 1.5(e)(i), or as otherwise may be agreed by Requisite Lenders.

          (d) PREPAYMENTS FROM ISSUANCE OF SECURITIES/SUBORDINATED ULTIMATE HOLDINGS PIK DEBT. Immediately upon the receipt by any Credit Party of the proceeds of the issuance of Stock or Subordinated Ultimate Holdings PIK Debt (other than (1) proceeds of the issuance of Stock by Ultimate Holdings received on or before the Closing Date, (2) proceeds from the issuance of Stock (or options therefor) to employees, consultants, agents, officers and directors of Ultimate Holdings or any Borrower, (3) in connection with the consummation of a Permitted Acquisition, proceeds from the issuance of equity securities or Subordinated Ultimate Holdings PIK Debt used on or around the date of such issuance to purchase the Target of such Permitted Acquisition, (4) proceeds of the issuance of Stock to any Borrower or any Subsidiary of any Borrower and (5) proceeds of the issuance of equity securities, to the extent not prohibited by this Agreement and the other Loan Documents, of a Credit Party (A) to CHP or other investors other than pursuant to a public offering of equity securities or
(B) after the Term Loans have been repaid in full (provided that such requirement that the Terms Loans must have been so repaid in full may be waived by Agent), pursuant to a public offering of equity securities to the extent proceeds are not used within ninety (90) days of such public offering to prepay or redeem the Public Note Debt in accordance with SECTION 3.5(c)), Borrowers shall prepay the Loans in an amount equal to seventy percent (70%) of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith. The payment shall be applied in accordance with
SECTION 1.5(e)(i), or as otherwise may be agreed by Requisite Lenders.

                                     Annex A

          (e)     APPLICATION OF PROCEEDS.

          (i) With respect to any prepayments made by any Borrower pursuant to SECTIONS 1.5(a) (pertaining to the European Term
     Loan), 1.5(c) and 1.5(d), such prepayments shall be applied as follows: (A) first, in payment of the European Term Loan pro rata against all remaining Scheduled Installments thereof until the European Term Loan shall have been prepaid in full; (B) second, to the US Revolving Credit Advances outstanding until the same have been repaid in full but not as a permanent reduction of the US Revolving Loan Commitment; (C) third, to the European Revolving Credit Advances outstanding until the same have been repaid in full but not as a permanent reduction of the European Revolving Loan Commitment; and (D) fourth, to all other Obligations. Considering each type of Loan being prepaid separately, any such prepayment shall be applied first to Index Rate Loans of the type required to be prepaid before application to LIBOR Loans of the type required to be prepaid, in each case in a manner which minimizes any resulting LIBOR Breakage Fee. Additionally, so long as no Event of Default is then in existence, to the extent that any such prepayment would otherwise be applied to a LIBOR Loan in a manner that would result in the incurrence of a LIBOR Breakage Fee, then Borrower Representative may direct that the proceeds of such prepayment be held by Agent in a cash collateral account, acceptable to Agent and in favor of Agent, to be applied to such LIBOR Loan on the last day of the applicable LIBOR Period.

          (ii)    INTENTIONALLY RESERVED.

          (f)     LETTER OF CREDIT OBLIGATIONS.

          (i) US LETTERS OF CREDIT. In the event any US Letters of Credit are outstanding at the time that the US Revolving Loan Commitment is terminated, US Borrowers shall (1) deposit with Agent for the benefit of all US Revolving Lenders cash in an amount equal to 105% of the aggregate outstanding US Letter of Credit Obligations to be available to Agent to reimburse payments of drafts drawn under such US Letters of Credit and pay any Fees and expenses related thereto and (2) prepay the fee payable under
     SECTION 1.3(c)(i) with respect to such US Letters of Credit for the full remaining terms of such Letters of Credit. Upon termination of any such US Letter of Credit, subject to SECTION 6.3, the unearned portion of such prepaid fee attributable to such US Letter of Credit, along with any cash remaining in such deposit after satisfaction of all such US Letter of Credit Obligations (including without limitation any Fees and expenses related thereto), shall be refunded to US Borrowers.

          (ii) EUROPEAN LETTERS OF CREDIT. In the event any European Letters of Credit are outstanding at the time that the European Revolving Loan Commitment is terminated, European Borrower shall
     (1) deposit with Agent

                                     Annex A
     for the benefit of all European Revolving Lenders cash in an amount equal to 105% of the aggregate outstanding European Letter of Credit Obligations to be available to Agent to reimburse payments of drafts drawn under such European Letters of Credit and pay any Fees and expenses related thereto and (2) prepay the fee payable under SECTION 1.3(c)(ii) with respect to such European Letters of Credit for the full remaining terms of such Letters of Credit. Upon termination of any such European Letter of Credit, subject to SECTION 6.3, the unearned portion of such prepaid fee attributable to such European Letter of Credit, along with any cash remaining in such deposit after satisfaction of all such European Letter of Credit Obligations (including without limitation any Fees and expenses related thereto), shall be refunded to European Borrower.

          Section 1.6   MATURITY.

          All of the Obligations shall become due and payable as otherwise set forth herein, but in any event all of the remaining Obligations shall become due and payable upon termination of this Agreement. Until all Obligations have been fully paid and satisfied (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted), the US Revolving Loan Commitment has been terminated, the European Revolving Loan Commitment has been terminated and all Letters of Credit have been terminated or otherwise secured to the satisfaction of Agent, Agent shall be entitled to retain the security interests in the Collateral granted under the Collateral Documents and the ability to exercise all rights and remedies available to them under the Loan Documents and applicable laws. Notwithstanding anything contained in this Agreement to the contrary, upon any termination (i) of the US Revolving Loan Commitment, all of the Obligations shall be due and payable and (ii) of the European Revolving Loan Commitment, all of the Obligations pertaining to the European Loans shall be due and payable.

          Section 1.7   LOAN ACCOUNT.

          Agent shall maintain a loan account (the "LOAN ACCOUNT") on its books to record: all Advances and the Term Loan, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers; PROVIDED that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower's duty to pay the Obligations. Within five (5) days of the first of each month, Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to each Borrower for the immediately preceding month. Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within sixty (60) days after the date thereof, each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive on

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                                     Page 28

Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

          Section 1.8   YIELD PROTECTION; ILLEGALITY.

          (a) CAPITAL ADEQUACY AND OTHER ADJUSTMENTS. In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time within thirty (30) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost (in reasonable detail) submitted by such Lender to Borrower Representative and Agent shall, absent manifest error, be final, conclusive and binding for all purposes. If a Lender becomes entitled to claim any additional amounts pursuant to this SECTION 1.8(a), it shall promptly notify the Borrowers thereof. Each Lender shall allocate such cost increases among its customers reasonably and in good faith and on an equitable basis. Notwithstanding anything to the contrary contained herein, (i) the Borrowers will not be required to compensate any Lender for any such amounts incurred by such Lender more than one hundred eighty (180) days prior to such Lender's written request to the Borrowers for such compensation, and (ii) a Lender shall not be entitled to any compensation described in this SECTION 1.8(a) unless, at the time it requests such compensation, it is the policy or general practice of such Lender to request compensation for comparable costs in similar circumstances under other comparable loan agreements.

          (b) INCREASED LIBOR FUNDING COSTS; ILLEGALITY. Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law, rule, regulation, treaty or directive (or any change in the interpretation thereof) after the date hereof shall make it unlawful, or any central bank or other Governmental Authority shall assert after the date hereof that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to

                                     Annex A
continue to fund or maintain LIBOR Loans shall terminate and (ii) each Borrower shall forthwith prepay in full at the end of the then current LIBOR Period (or earlier if required by law; provided that Borrowers shall not be required to pay the LIBOR Breakage Fee associated with such earlier payment) all outstanding LIBOR Loans owing by such Borrower to such Lender, together with interest accrued thereon, UNLESS Borrower Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all such LIBOR Loans into Index Rate Loans. If, after the date hereof, the introduction of, change in or interpretation of any law, rule, regulation, treaty or directive would impose or increase reserve requirements (other than as taken into account in the definition of LIBOR) or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Borrowers shall from time to time within thirty (30) days after notice and demand from Agent to Borrower Representative (together with the certificate referred to in the next sentence) pay to Agent, for the account of all such affected Lenders, additional amounts sufficient to compensate such Lenders for such increased cost. A certificate as to the amount of such cost (in reasonable detail) and showing the basis of the computation of such cost submitted by Agent on behalf of all such affected Lenders to Borrower Representative shall, absent manifest error, be final, conclusive and binding for all purposes. If a Lender becomes entitled to claim any additional amounts pursuant to this SECTION 1.8(b) or it anticipates that any change in law, rule or regulation will result in a claim by it under this
SECTION 1.8(b), it shall promptly notify Borrower Representative thereof. Each Lender shall allocate such cost increases among its customers reasonably and in good faith and on an equitable basis. Notwithstanding anything to the contrary contained herein, (i) Borrowers will not be required to compensate any Lender for any such increased costs incurred by such Lender more than one hundred eighty (180) days prior to such Lender's written request to Borrowers for such compensation, and (ii) a Lender shall not be entitled to any compensation described in this SECTION 1.8(b) unless, at the time it requests such compensation, it is the policy or general practice of such Lender to request compensation for comparable costs in similar circumstances under other comparable loan agreements.

          Section 1.9   TAXES.

          (a) NO DEDUCTIONS. Any and all payments or reimbursements made hereunder (including any payments made pursuant to SECTION 10) or under the Notes or under any other Loan Document shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions or withholdings, and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, excluding such taxes, levies, imposts, deductions, withholdings or liabilities to the extent imposed on or measured by Agent's or a Lender's net income (all such non-excluded taxes, levies, imposes, deductions, withholdings or liabilities, "Taxes"). If any Borrower or any other Credit Party shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder or any other Loan Document to any Lender or Agent, then (subject to clauses (b) and (c) below) the sum payable hereunder or such other Loan Document shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

                                     Annex A

          (b) CHANGES IN TAX LAWS. With respect to the Agent or any Lender, in the event that, subsequent to the Closing Date (or, in the case of a Lender that became a Lender after the Closing Date, subsequent to the date such Lender became a Lender hereunder), (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) issued after the Closing Date by any Governmental Authority:

          (i) does or shall subject Agent or any Lender to any Taxes of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Letters of Credit issued hereunder, or changes the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state, local, foreign or other applicable governmental taxing authorities with respect to interest or commitment Fees or other Fees payable hereunder, changes in the rate of tax on the net income of Agent or such Lender, or changes in respect of any so-called branch profits tax); or

          (ii) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein;

and the result of any of the foregoing is to increase the cost to Agent or such Lender of issuing any Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this SECTION 1.9(b), it shall promptly notify Borrower Representative of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence demonstrating the calculation of such additional amounts (in reasonable detail) submitted by Agent or such Lender to Borrower Representative (with a copy to Agent) shall, absent manifest error, be final, conclusive and binding for all purposes. Notwithstanding the foregoing provisions, the Borrowers will not be required to compensate any Lender for any such amounts incurred by such Lender more than one hundred eighty (180) days prior to such Lender's written request to the Borrowers for such compensation.

          (c) FOREIGN LENDERS. On or before the Closing Date (or, in the case of any Lender that becomes a Lender after the Closing Date, on or before the date such Lender becomes a Lender hereunder), each Lender organized under the laws of a jurisdiction outside the United States (a "FOREIGN LENDER") shall provide to Borrower Representative and Agent a properly completed and executed IRS Form W-8BEN or Form W-8ECI or other applicable

                                     Annex A
form, certificate or document prescribed by the IRS certifying as to such Foreign Lender's entitlement to exemption from U.S. withholding tax with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "CERTIFICATE OF EXEMPTION"). In addition, each Foreign Lender shall deliver to Borrower Representative and Agent a Certificate of Exemption within 15 days after written request therefor by Borrower Representative or Agent and upon the expiration or obsolescence of any Certificate of Exemption previously delivered pursuant to this SECTION 1.9(c). If a Foreign Lender does not provide a Certificate of Exemption to Borrower Representative and Agent in accordance with this SECTION 1.9(c), Borrowers shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrowers shall not be required to pay any additional amounts as a result of such withholding, unless such Foreign Lender is unable to provide a Certificate of Exemption as a result of a change in or amendment to law, regulation or treaty enacted or promulgated after the Closing Date (or, in the case of a Foreign Lender that becomes a Lender after the Closing Date, after the date such Foreign Lender became a Lender hereunder), PROVIDED that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower Representative and Agent.

          Section 1.10  BORROWER REPRESENTATIVE.

          Each Borrower hereby designates Holdings as its representative and agent on its behalf for the purposes of issuing Notice of US Revolving Credit Advances, Notice of European Revolving Credit Advances and Notice of Conversion/Continuation, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents. Borrower Representative hereby accepts such appointment and agrees to give Borrowers prompt notice of all such actions taken by Borrower Representative and all such notices received by Borrower Representative; provided that the failure of Borrower Representative to give any such notice to any Borrower shall not limit any of the obligations of any Borrower pertaining to this Agreement or any other Loan Document. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers. Each warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

          Section 1.11  EUROPEAN LENDER QUALIFICATION.

          Each European Lender which is a party to this Agreement on the date hereof represents and warrants to the European Borrower on the date hereof and (for so long as it remains a European Lender under this Agreement) on the date of which each European Loan is made and each European Letter of Credit is issued and each Person who becomes a European Lender after the date of this Agreement (and each Person to whom any European Lender assigns any of its rights under this Agreement with respect to the European Loans)

                                     Annex A
represents and warrants to the European Borrower on the date on which it becomes a party to this Agreement as a European Lender and thereafter (for so long as it remains a European Lender under this Agreement) on the date on which each European Loan is made and each European Letter of Credit is issued, that it is a "professional market party" (a "PMP") within the meaning of the Exemption Regulation dated 26 June 2002 of the Ministry of Finance of The Netherlands (the "EXEMPTION REGULATION"), as promulgated in connection with the Dutch Act on the Supervision of Credit Institutions 1992 (WET TOEZICHT KREDIETWEZEN 1992).

                                    SECTION 2
                              AFFIRMATIVE COVENANTS

          Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

          Section 2.1   COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS.

          Each Credit Party will (a) comply with and shall cause each of its Subsidiaries to comply with (i) the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety and including, without limitation, the requirements that the European Borrower makes due inquiry to confirm that each Lender is a PMP as required by the Exemption Regulation and the Dutch Central Bank's Policy Guidelines (issued in relation to the Exemption Regulation) dated 10 July 2002 (BELEIDSREGEL KERNBEGRIPPEN MARKTTOETREDING EN HANDHAVING WTK 1992)) as now in effect and which may be imposed in the future in all jurisdictions in which any Credit Party or any of its Subsidiaries is now doing business or may hereafter be doing business and
(ii) the obligations, covenants and conditions contained in all Contractual Obligations (including, without limitation, the Public Note Indenture) of such Credit Party or any of its Subsidiaries other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (b) maintain or obtain and shall cause each of its Subsidiaries to maintain or obtain all licenses, qualifications and permits now held or hereafter required to be held by such Credit Party or any of its Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Subject to
SECTION 3.2, this SECTION 2.1 shall not preclude any Credit Party or its Subsidiaries from contesting any taxes or other payments, if they are being diligently contested in good faith in a manner which stays enforcement thereof and if appropriate expense provisions have been recorded in conformity with GAAP. Each Credit Party represents and warrants that it (i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority and the obligations, covenants and conditions contained in all Contractual Obligations other than those laws, rules, regulations, orders and provisions of such Contractual Obligations (including, without limitation, the Public Note Indenture) the noncompliance with which could not be reasonably expected to have, either individually or

                                     Annex A
in the aggregate, a Material Adverse Effect, and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above, for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          Section 2.2   MAINTENANCE OF PROPERTIES; INSURANCE.

          Each Credit Party will maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear and casualty events excepted) all material properties used in the business of such Credit Party and its Subsidiaries and will make or cause to be made all repairs, renewals and replacements thereof as in the reasonable judgment of the Borrowers are necessary to carry on their business. Each Credit Party will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses in similar geographic areas and in amounts in each case reasonably acceptable to Agent and will deliver evidence thereof to Agent. The Credit Parties will maintain business interruption insurance covering all of the Credit Parties and providing coverage for a period of at least six (6) months and in an amount not less than the Dollar Equivalent of US$29,000,000. Each Credit Party shall cause Agent, pursuant to endorsements and/or assignments in form and substance reasonably satisfactory to Agent, to be named as lender's loss payee in the case of casualty insurance, additional insured in the case of all liability insurance and assignee in the case of all business interruption insurance, and with respect to insurance pertaining to any Collateral located in Canada, containing the standard mortgage clause approved by the Insurance Bureau of Canada, in each case for the benefit of Agent and Lenders. Each Credit Party represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above. In the event any Credit Party fails to provide Agent with evidence of the insurance coverage required by this Agreement within ten (10) days after Agent requests in writing such evidence, Agent may purchase insurance at such Credit Party's expense to protect Agent's interests in the Collateral. This insurance may, but need not, protect such Credit Party's interests. The coverage purchased by Agent may, or may not, pay any claim made by such Credit Party or any claim that is made against such Credit Party in connection with the Collateral. Such Credit Party may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that such Credit Party has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, such Credit Party will be responsible for the costs of that insurance, including interest and other Charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance such Credit Party is able to obtain on its own.

                                     Annex A

          Section 2.3   INSPECTION; LENDER MEETING.

          Each Credit Party shall permit any authorized representatives of Agent to visit, audit and inspect any of the properties of such Credit Party and its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, other than materials that are protected by attorney-client privilege and materials Borrowers may not disclose to Agent or any Lender under confidentiality agreements, and to discuss its and their affairs, finances and business with its and their officers and certified public accountants (or equivalents of certified public accountants), at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable prior notice and so long as such visit and inspection does not materially interfere with the business and the operations of the Borrowers and their Subsidiaries taken as a whole; provided that prior to the occurrence and continuance of an Event of Default, Borrowers shall not be required to permit more than three (3) such visits and inspections during any year. Upon at least twenty-four (24) hours prior notice to Borrowers, representatives of each Lender will be permitted to accompany representatives of Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, each Credit Party will participate and will cause key management personnel of each Credit Party and its Subsidiaries to participate in a meeting with Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Agent.

          Section 2.4   ORGANIZATIONAL EXISTENCE.

          Except as otherwise permitted by SECTION 3.6, each Credit Party will and will cause its Subsidiaries to at all times preserve and keep in full force and effect its organizational existence and all rights and franchises material to its business.

          Section 2.5   ENVIRONMENTAL MATTERS.

          Each Credit Party shall and shall cause each Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to or from any of its Real Estate; (c) notify Agent promptly after such Credit Party or any Person within its control becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to or from any Real Estate that is reasonably likely to result in Environmental Liabilities to a Credit Party or its Subsidiaries in excess of the Dollar Equivalent of US$500,000 and (d) promptly forward to Agent a copy of any written order, notice, request for information or any communication or report received by such Credit Party or any Person within its control in connection with any such violation or Release or any other matter relating to any

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Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of the Dollar Equivalent of US$500,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. During the existence of an Event of Default, if Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Person under its control or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to or from any of its Real Estate, that, in each case, could reasonably be expected to have a Material Adverse Effect, then each Credit Party and its Subsidiaries shall, upon Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrowers' expense, as Agent may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent, and (ii) permit Agent or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrowers shall reimburse Agent for the reasonable costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

          Section 2.6 LANDLORDS' AGREEMENTS, MORTGAGEE AGREEMENTS AND BAILEE LETTERS.

          Each Credit Party shall use reasonable efforts to obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to Agent (provided that with respect to any location outside of the United States of America, the foregoing shall only be required to the extent requested by Agent). With respect to such locations or warehouse space leased or owned as of the Closing Date and thereafter, if Agent has not received a landlord or mortgagee agreement or bailee letter as of the Closing Date (or, if later, as of the date such location is acquired or leased), (i) the Eligible Inventory at that location shall, in Agent's discretion, be subject to such Reserves imposed by Agent and (ii) Borrower Representative shall be required to give Agent prompt notice of any default by any Credit Party under the lease, warehouse agreement, processor or converter agreement or any other agreement pertaining to such location. After the Closing Date, no real property or warehouse space shall be leased by any Credit Party or its Subsidiary and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date without the prior written consent of Agent (which consent, in Agent's discretion, may be conditioned upon the exclusion from the US Borrowing Base or the European Borrowing Base, as applicable, of Eligible Inventory at that location or the establishment of Reserves imposed by Agent) unless (i) the aggregate fair market and book value of assets of the Credit Parties at any time

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maintained at (x) any one such leased location or with any one such processor or converter does not exceed the Dollar Equivalent of US$100,000 or (y) all such leased locations and with all such processors and converters does not exceed the Dollar Equivalent of US$500,000 or (ii) a satisfactory landlord agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location (provided that with respect to any location outside of the United States of America, the foregoing shall only be required to the extent reasonably requested by Agent). Each Credit Party shall and shall cause its Subsidiaries to timely and fully pay and perform their obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

          Section 2.7   FURTHER ASSURANCES.

          (a) Each Credit Party shall, from time to time, execute such guaranties, financing statements, documents, security agreements and reports as Agent or Requisite Lenders at any time may reasonably request to evidence, perfect or otherwise implement a guaranty of the Obligations and/or a grant of a perfected Lien (subject only to Permitted Encumbrances) on substantially all of such Credit Party's real and personal property as security for the Obligations; provided however that (i) the guaranties of the Non-US Credit Parties shall be limited to the European Obligations and the security interests granted by the Non-US Parties shall only secure the European Obligations and (ii) with respect to Unrestricted Subsidiaries, the foregoing shall not be required to the extent expressly provided in clause (ix) of the last paragraph of SECTION 3.6.

          (b) In the event any Credit Party acquires an interest in real property after the Closing Date, such Credit Party shall, to the extent permitted by law with respect to Non-US Credit Parties, deliver to Agent a fully executed mortgage or deed of trust over such real property in form and substance reasonably satisfactory to Agent, together with such title insurance policies, surveys, appraisals, evidence of insurance, legal opinions, environmental assessments and other documents and certificates as shall be reasonably required by Agent, provided, however that with respect to Unrestricted Subsidiaries, the foregoing shall not be required to the extent expressly provided in clause (ix) of the last paragraph of SECTION 3.6.

          (c) Each Credit Party shall (i) cause each Person, upon its becoming a Subsidiary of such Credit Party (provided that this shall not be construed to constitute consent by any of the Lenders to any transaction not expressly permitted by the terms of this Agreement), promptly to guaranty the Obligations (provided that any guaranty by a Non-US Credit Party shall be limited to the European Obligations and shall only be required to the extent permitted by law) and to grant to Agent, for the benefit of Agent and Lenders, a security interest in the real, personal and mixed property of such Person to secure the Obligations (provided that any such grant by any Non-US Credit Party shall only secure the European Obligations) and (ii) pledge, or cause to be pledged, to Agent, for the benefit of Agent and Lenders, all of the Stock (other than nominee shares and directors' qualifying shares required by law) of such Subsidiary to secure the Obligations (provided that no such pledge of the Stock of any Non-US Subsidiary shall cover more than 65% of the outstanding Stock of such Non-US Subsidiary for the purposes of securing the US Loans and shall only

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secure the US Loans if the Stockholder of such Non-US Subsidiary is a US Credit
Party; 100% of the outstanding Stock of such Non-US Subsidiary however would secure the European Obligations); provided, however that with respect to Unrestricted Subsidiaries, the foregoing shall not be required to the extent expressly provided in clause (ix) of the last paragraph of SECTION 3.6. The documentation for such guaranty, security and pledge shall be in form and substance reasonably satisfactory to Agent.

          (d) Within thirty (30) days after the date of this Agreement (or, upon the consent of Agent, within sixty (60) days after the date of this Agreement), Borrowers shall (i) cause the Credit Parties formed in the Czech Republic, Poland and Spain (collectively, the "POST-CLOSE EUROPEAN SUBSIDIARIES") to execute all necessary documents and take all action necessary
(x) to guaranty the European Obligations, to the extent permitted by law, and
(y) to the extent reasonably requested by Agent, to grant to Agent, for the benefit of Agent and Lenders, a security interest in the material real, personal and mixed property of each Post-Close European Subsidiary to secure the European Obligations and (ii) cause the Stockholders of each Post-Close European Subsidiary to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock (other than nominee shares and directors' qualifying shares required by law) of the Post-Close European Subsidiaries to secure the European Obligations. The documentation for such guaranty, security and pledge shall be in form and substance reasonably satisfactory to Agent. Additionally, without limiting the foregoing, until such time that the Post-Close European Subsidiaries satisfy the requirements set forth above in this SECTION 2.7(d) no loans, in excess of the Dollar Equivalent of US$1,000,000 in the aggregate for the Post-Close European Subsidiaries, otherwise permitted to be made by SECTION 3.1(b) to the Post-Close European Subsidiary, will be permitted.

          Section 2.8   INTENTIONALLY RESERVED.

          Section 2.9   EUROPEAN MERGERS.

          Within forty (40) days after the Closing Date (except to the extent that (i) a creditor of European Borrower, of Brink Trekhaken B.V. or of European Second Tier Dutch Holdings, as applicable, files a petition with the applicable court to oppose the merger proposals as set out in article 2:316 paragraph 2 of the Dutch Civil Code and as a result of such filing the mergers are not permitted by law; and if any such petition is filed, the Credit Parties will use their best efforts to have such petition rescinded and have the mergers completed as soon as possible thereafter, and (ii) the current right of pledge on the shares in the share capital of European Borrower, vested by a deed of pledge of shares executed on the thirtieth day of October nineteen hundred and ninety-six, before a deputy of Hendrik van Wilsum, civil law notary in Amsterdam, The Netherlands, has not been released; each Credit Party agrees to use its best efforts to effectuate such release), Brink Trekhaken B.V. shall merge into European Borrower and European Borrower shall merge into European Second Tier Dutch Holdings, resulting in European Second Tier Dutch Holdings being the ultimate surviving entity of these mergers. Each such merger shall be consummated in a manner and pursuant to terms satisfactory to Agent, unless contrary to Dutch law. After the merger of European Borrower and European Second Tier Dutch Holdings, the "European Borrower" shall be European Second Tier Dutch Holdings and all provisions (including but not limited

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

to any representations, covenants and obligations of Brink B.V. as European Borrower) of this Agreement shall following such mergers be construed accordingly. All of the Credit Parties consent to each such merger and agree that such mergers will not limit any obligations of any Credit Party under any Loan Document.

          Section 2.10  INTELLECTUAL PROPERTY CROSS LICENSE.

          Each Credit Party acknowledges and hereby agrees that, on the Closing Date and thereafter, each other Credit Party may make use of Intellectual Property owned from time to time by such Credit Party in the ordinary course of business, pursuant to licenses hereby granted under this SECTION 2.10 from such Credit Party (the "AFFILIATE LICENSES"). Each Credit Party hereby agrees that, in the event of any foreclosure by Agent or Lenders pursuant to SECTION 6.3, or in the event of any bankruptcy, insolvency or similar proceeding involving any Credit Party, to the extent required by Agent, such Credit Party shall maintain in existence the Affiliate Licenses on the same terms and conditions, or on no less favorable terms and conditions, than those license terms and conditions in existence on the date of foreclosure, bankruptcy, insolvency or similar proceeding and Agent is hereby authorized to utilize, transfer and/or assign the Affiliated Licenses in connection with such foreclosure, bankruptcy, insolvency or similar proceeding; provided, that the license grant provided for herein shall be limited to use by the applicable Credit Party for the conduct of its business operations as conducted upon the date of foreclosure, or the commencement of a bankruptcy, insolvency or similar proceeding, as applicable, and for no other purpose. Within ninety (90) days after the Original Closing Date, Borrowers shall cause each of the Credit Parties to more formally memorialize the above arrangements in writing in a manner reasonably acceptable to Agent, it being understood that the terms and conditions of any Affiliate License may be amended from time to time in accordance with the reasonable business needs of the Credit Parties party thereto so long as, except as expressly contemplated by a license arrangement that has been accepted by Agent as provided above, each Credit Party continues to have a license to use the Intellectual Property of each other Credit Party.

                                    SECTION 3
                               NEGATIVE COVENANTS

          Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof until the Termination Date:

          Section 3.1   INDEBTEDNESS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries directly or indirectly to create, incur, assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than pursuant to a Contingent Obligation permitted under SECTION 3.4) except:

          (a)     the Obligations;

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          (b)     subject to SECTION 2.7(d) and so long as no such loans are made to an Unrestricted Subsidiary, intercompany Indebtedness arising from loans made by:

          (i) Wholly-owned Subsidiaries of Ultimate Holdings to Ultimate Holdings for the purposes described in SECTIONS 3.5(a), 3.5(e), 3.5(i) and 3.5(j) (subject to the dollar restrictions set forth in such Sections);

          (ii) US Borrowers to their Wholly-owned US Subsidiaries (and to the extent expressly consented to in any Inter-Subsidiary Loan Notice, any Wholly-owned Subsidiary of either US Borrower to any Wholly-owned US Subsidiary of such Subsidiary) to fund working capital and general corporate needs of such Subsidiaries in the ordinary course of business;

          (iii) US Borrowers to their Wholly-owned Non-US Subsidiaries (and to the extent expressly consented to in any Inter-Subsidiary Loan Notice, any Wholly-owned Subsidiary of either US Borrower to any Wholly-owned Non-US Subsidiary of such Subsidiary) to fund working capital and general corporate needs of such Subsidiaries in the ordinary course of business in an aggregate amount not to exceed the Dollar Equivalent of US$10,000,000 (or the Dollar Equivalent of US$15,000,000 so long as, after giving effect to such loan, (x) average daily US Borrowing Availability for the 90-day period preceding the then present date exceeded US$20,000,000 and (y) no Default or Event of Default was in existence) at any time outstanding reduced by the aggregate amount invested pursuant to SECTION 3.3(d) which is applicable to this clause (iii);

          (iv) US Borrowers to European Borrower and to Wholly-owned Subsidiaries of European Borrower or of European Second Tier
     Dutch Holdings (and to the extent expressly consented to in any Inter-Subsidiary Loan Notice, any Wholly-owned Subsidiary of either US Borrower to any Wholly-owned Subsidiary of European Borrower or of European Second Tier Dutch Holdings) to fund working capital and general corporate needs of such Persons in the ordinary course of business in an aggregate amount not to exceed the Dollar Equivalent of US$4,000,000 at any time outstanding reduced by the aggregate amount invested pursuant to
     SECTION 3.3(d) which is applicable to this clause (iv);

          (v) European Borrower to Wholly-owned Subsidiaries of European Borrower or of European Second Tier Dutch Holdings (and to the extent expressly permitted in any Inter-Subsidiary Loan Notice, any Wholly-owned Subsidiary of European Borrower to any Wholly-owned Subsidiary of European Borrower or of European Second Tier Dutch Holdings) to fund working capital and general corporate needs of such Subsidiaries in the ordinary course of business in an aggregate amount not to exceed the Dollar Equivalent of US$7,500,000 (or the Dollar Equivalent of US$10,000,000 so long as, after giving effect to such loan, (x) average daily European Borrowing

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

     Availability for the 90-day period preceding the then present date exceeded 10,000,000 Euros and (y) no Default or Event of Default was in existence) at any time outstanding reduced by the aggregate amount invested pursuant to SECTION 3.3(d) which is applicable to this clause (v);

          (vi) European Borrower to US Borrowers or Wholly-owned US Subsidiaries of US Borrowers (and to the extent expressly consented to in any Inter-Subsidiary Loan Notice, any Wholly-owned Subsidiary of European Borrower to US Borrowers or any Wholly-owned US Subsidiary of US Borrowers) to fund working capital and general corporate needs of such Persons in the ordinary course of business in an aggregate amount not to exceed the Dollar Equivalent of US$5,000,000 at any time outstanding reduced by the aggregate amount invested pursuant to SECTION 3.3(d) which is applicable to this clause (vi) (additionally, to the extent that after giving effect to any payment under the Public Note Indenture permitted by SECTION 3.5(c), US Borrowing Availability plus the aggregate amount of cash and Cash Equivalents on hand of Ultimate Holdings, Holdings, US SportRack Holdings, US Borrowers and the Subsidiaries of US Borrowers would be less than the Dollar Equivalent of US$12,500,000, European Borrower may make a loan to Holdings on the date such payment is due in the amount by which such Availability plus such amount of cash and Cash Equivalents is less than the Dollar Equivalent of US$12,500,000; provided that such intercompany loan shall be repaid as soon as practicable after, and to the extent that (after giving effect to such repayment), such Availability plus the amount of such cash and Cash Equivalents exceeds the Dollar Equivalent of US$12,500,000);

          (vii) to the extent that an intercompany loan is permitted to be made to a Wholly-owned Subsidiary pursuant to any of clauses (ii), (iii), (iv), (v) or (vi) above, an intercompany loan may be made to a non-Wholly-owned Subsidiary (as opposed to a Wholly-owned Subsidiary) established, created or acquired after the Closing Date in accordance with SECTION 3.13(ii) or to an Unfavorable Jurisdiction Credit Party (solely for the purposes of this SECTION 3.1(b), all Unfavorable Jurisdiction Credit Parties shall be deemed to be non-Wholly-owned Subsidiaries) to fund working capital and general corporate needs of such non-Wholly-owned Subsidiary or such Unfavorable Jurisdiction Credit Party, as applicable (such intercompany loans, to any non-Wholly-owned Subsidiary or Unfavorable Jurisdiction Credit Party shall be considered an intercompany loan to a Wholly-owned Subsidiary solely for the purposes of making the calculations set forth in clauses (ii), (iii), (iv), (v) and (vi) above, as applicable), so long as (x) the aggregate amount of all outstanding intercompany loans to non-Wholly-owned Subsidiaries and Unfavorable Jurisdiction Credit Parties does not exceed the Dollar Equivalent of US$3,500,000 at any time outstanding, reduced by the aggregate amount invested in non-Wholly-owned Subsidiaries and Unfavorable Jurisdiction Credit Parties pursuant to SECTION 3.3(d) which is applicable to this clause (vii)

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     and (y) no additional intercompany Indebtedness under this clause
     (vii) may be incurred during the existence of an Event of Default; and

          (viii) Ultimate Holdings to its Subsidiaries, from funds that Ultimate Holdings receives from its Stockholders concurrently with the making of such intercompany loan, so long as such intercompany loans are unsecured, no payments are permitted on such intercompany loans until all of the Obligations have been paid in full and the Commitments have been terminated and such intercompany loans are subordinated to the Obligations in a manner acceptable to Agent;

PROVIDED, HOWEVER, that all such Indebtedness referred to in the foregoing clause (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) shall be evidenced by promissory notes ("INTERCOMPANY NOTES") having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations;

          (c) intercompany Indebtedness arising from loans made by a Credit Party to an Unrestricted Subsidiary to fund working capital and general corporate needs of such Unrestricted Subsidiary in an aggregate amount not to exceed the Dollar Equivalent of US$1,000,000 at any time outstanding reduced by the aggregate amount invested pursuant to SECTION 3.3(d) which is applicable to this clause; PROVIDED, HOWEVER, that (i) all such Indebtedness referred to in this clause (c) shall be evidenced by Intercompany Notes having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations and (ii) no additional intercompany Indebtedness under this clause (c) may be incurred during the existence of an Event of Default;

          (d)     the Public Note Debt;

          (e)     the Subordinated Seller PIK Note Debt;

          (f)     the Seller Contingent Payment Debt;

          (g) Indebtedness incurred in the ordinary course of business not to exceed the Dollar Equivalent of US$10,000,000 in the aggregate at any time outstanding secured by purchase money Liens or incurred with respect to Capital Leases;

          (h)     Indebtedness outstanding on the date hereof and listed on
Schedule 3.1 and any refinancings, refundings, renewals or extensions thereof by the applicable Credit Party;

          (i) Indebtedness incurred to repurchase equity issued by Ultimate Holdings or its direct parent to employees, consultants, agents, officers and directors of a Credit Party, to the extent such repurchase is permitted by
SECTION 3.5(j);

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          (j)     unsecured Indebtedness which is subordinated to the
Obligations in a manner satisfactory to Agent and Requisite Lenders and which is incurred in connection with the consummation of any Permitted Acquisition and which is owing to a seller of the Stock or assets sold pursuant to such Permitted Acquisition;

          (k)     Permitted Acquisition Earnouts;

          (l) unsecured indebtedness of Ultimate Holdings owing to its Stockholders which is subordinated to the Obligations in a manner satisfactory to Agent and Requisite Lenders and contains terms and conditions which are satisfactory to Agent and Requisite Lenders, including without limitation not providing for any scheduled payments whatsoever (other than non-cash payment in kind payments) until after the Termination Date (the "SUBORDINATED ULTIMATE HOLDINGS PIK DEBT"); and concurrently with the receipt of proceeds from such Subordinated Ultimate Holdings PIK Debt, Ultimate Holdings may transfer the proceeds of such Subordinated Ultimate Holdings PIK Debt to its Subsidiaries as capital contributions or intercompany loans; and

          (m) any other unsecured Indebtedness owing to any non-Credit Party not to exceed the Dollar Equivalent of US$10,000,000 in the aggregate at any time outstanding; provided that the aggregate amount of such Indebtedness (or, without duplication, any Contingent Obligations pertaining to such Indebtedness) at any time owing (or potentially owing with respect to Contingent Obligations) by European Ultimate Holdings or any of its Subsidiaries shall not exceed the Dollar Equivalent of US$6,000,000; provided that (i) no additional Indebtedness under this clause (m) may be incurred during the continuance of an Event of Default and (ii) up to the Dollar Equivalent of US$5,000,000 in the aggregate at any time outstanding of Indebtedness of any Unrestricted Subsidiary may be secured (it being understood that no other Credit Party shall have any Contingent Obligations with respect to such Indebtedness) by the assets of such Unrestricted Subsidiary in favor of the Person that funded the acquisition of such Credit Party as contemplated in the proviso to clause (ix) of the last paragraph of SECTION 3.6.

          Section 3.2   LIENS AND RELATED MATTERS.

          (a) NO LIENS. The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset of such Credit Party or any such Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances (including, without limitation, those Liens constituting Permitted Encumbrances existing on the date hereof and renewals and extensions thereof, as set forth on SCHEDULE 3.2).

          (b) NO NEGATIVE PLEDGES. The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, except (i) pursuant to the terms of the Public Note Indenture, (ii) pursuant to the documentation evidencing the

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Indebtedness permitted by SECTION 3.1(g) so long as such prohibition only applies to the assets subject to such purchase money Liens or Capital Leases and no other assets whatsoever, (iii) negative pledges contained in asset sales agreements permitted by this Agreement so long as such negative pledges only apply to the assets being sold under such asset sales agreements, (iv) negative pledges contained in that certain Escrow Agreement dated the Original Closing Date, among US SportRack Holdings, Bank One, NA, Bank One Trust Company, National Association and Gibbs/AAS LLC (as such Escrow Agreement was in effect on the Original Closing Date) so long as any such negative pledges only relate to the property that is subject to the escrow under such Escrow Agreement, and
(v) negative pledges granted by Unrestricted Subsidiaries or their direct parent to the holders of secured Indebtedness owing by such Unrestricted Subsidiaries to the extent that such Indebtedness is permitted by SECTION 3.1(m) and such negative pledges only apply to the assets or Stock of such Unrestricted Subsidiary and not to any other assets or Stock whatsoever.

          (c) NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO BORROWERS. The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (i) pay dividends or make any other distribution on any of such Subsidiary's Stock owned by any Borrower or any other Subsidiary (other than encumbrances or restrictions requiring that any payment of dividends or distributions be made on a pro rata basis to the holders of such Stock); (ii) pay any Indebtedness owed to any Borrower or any other Subsidiary; (iii) make loans or advances to any Borrower or any other Subsidiary; or (iv) except for restrictions on the transfers of specific assets subject to Capital Leases or other leases or purchase money obligations, transfer any of its property or assets to any Borrower or any other Subsidiary, except as provided (A) in this Agreement, (B) in the Public Note Indenture, (C) in the terms (existing as of the time of the applicable Permitted Acquisition) of the Indebtedness of a Target that is assumed in connection with a Permitted Acquisition so long as (x) such Indebtedness is not incurred by any Person in connection with or anticipation or contemplation of such Permitted Acquisition and (y) such terms are not applicable to any Person, or the properties or assets of any Person, other than the Target or the properties or assets of the Target so acquired, (D) in the terms of Indebtedness of a non-Wholly-owned Subsidiary or an Unfavorable Jurisdiction Credit Party so long as (x) no proceeds of any Loans are directly or indirectly loaned, invested or otherwise transferred to such non-Wholly-owned Subsidiary or Unfavorable Credit Party, (y) none of the consideration paid in connection with the acquisition of such non-Wholly-owned Subsidiary or such Unfavorable Jurisdiction Credit Party was funded directly or indirectly with the proceeds of any Loans and (z) such terms are not applicable to any Person, or the properties or assets of any Person, other than to such non-Wholly-owned Subsidiary or Unfavorable Jurisdiction Credit Party and (E) in the terms of secured Indebtedness of Unrestricted Subsidiaries so long as (x) such Indebtedness is permitted by SECTION 3.1(m) and (y) such terms are not applicable to any Person, or the properties or assets of any Person, other than such Unrestricted Subsidiary or the properties or assets of such Unrestricted Subsidiary.

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                                     Page 44

          Section 3.3   INVESTMENTS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly make or own any Investment in any Person except:

          (a) any Credit Party may make and own Investments in Cash Equivalents subject to Control Agreements in favor of Agent; PROVIDED that such Cash Equivalents are not subject to setoff rights; PROVIDED, FURTHER, such Control Agreements shall only be required with respect to Cash Equivalents of Non-US Credit Parties to the extent reasonably requested by Agent and as required by SECTION 3.14;

          (b) the Credit Parties may make intercompany loans to each other to the extent permitted under SECTIONS 3.1(b) and (c);

          (c) Borrowers and their Subsidiaries may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices not to exceed the Dollar Equivalent of US$1,000,000 in the aggregate at any time outstanding;

          (d) in lieu of making intercompany loans pursuant to SECTIONS 3.1(b) and (c), the Credit Parties may make Investments in the form of capital contributions to each other to the extent that if such capital contribution was made as an intercompany loan it would be permitted by SECTIONS 3.1(b) and (c) (the amount of any such capital contribution shall be considered to be an outstanding intercompany loan for the purposes of making the calculations set forth in SECTIONS 3.1(b) and (c), as applicable);

          (e) concurrently upon receipt of capital contribution funds from its Stockholders, Ultimate Holdings may further contribute such funds to its Subsidiaries as capital contributions or intercompany loans;

          (f)     [intentionally reserved];

          (g) Investments consisting of the extension of trade credit by a Borrower or one of its Subsidiaries made in the ordinary course of business consistent with past practices;

          (h) Investments made in exchange for accounts receivable of a Borrower or one of its Subsidiaries arising in the ordinary course of business which are, in the good faith judgment of such Borrower or such Subsidiary, substantially uncollectible;

          (i) Investments (including debt obligations, Stock or other property) to the extent received from another Person by a Credit Party in connection with (i) any bankruptcy, reorganization, composition, readjustment of debt or workout of any supplier or customer of any such Credit Party in settlement of delinquent obligations of, and other disputes with, such suppliers or customers and (ii) the satisfaction or enforcement of indebtedness or claims due or owing to a Credit Party or as security for any such indebtedness or claim, in each case arising in the ordinary course of business;

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          (j)     Investments existing on the date hereof and set forth on
SCHEDULE 3.3 and all extensions or renewals of such existing Investments by the applicable Credit Party on substantially similar terms;

          (k)     Contingent Obligations permitted by SECTION 3.4;

          (l) Investments consisting of promissory notes and other noncash consideration received as proceeds of Asset Dispositions permitted by SECTION 3.7;

          (m) Investments consisting of acceptance and endorsements of checks or other negotiable instruments for deposit or collection in the ordinary course of business;

          (n) each Credit Party may make Investments to consummate a Permitted Acquisition;

          (o)     [intentionally reserved]; and

          (p) other Investments in the ordinary course of business not to exceed the Dollar Equivalent of US$4,000,000 at any time outstanding; provided that this clause (p) shall not apply to Investments in any Credit Party.

          Section 3.4   CONTINGENT OBLIGATIONS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly create or become or be liable with respect to any Contingent Obligation except:

          (a)     Letter of Credit Obligations;

          (b)     [intentionally reserved];

          (c) those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

          (d)     those existing on the Closing Date and described in SCHEDULE
3.4 and any refinancings, refundings, renewals or extensions thereof by the applicable Credit Party;

          (e) those arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

          (f) those arising with respect to customary indemnification obligations incurred in connection with Asset Dispositions permitted hereunder;

          (g) those incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding the Dollar Equivalent of US$4,000,000 in aggregate liability;

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          (h)     those incurred with respect to Indebtedness permitted by
SECTION 3.1 provided that (i) any such Contingent Obligation is subordinated to the Obligations to the same extent, if any, as the Indebtedness to which it relates is subordinated to the Obligations, (ii) no Non-US Credit Party shall have any Contingent Obligation with respect to the Public Note Debt, (iii) no Credit Party shall have any Contingent Obligation with respect to the Subordinated Seller PIK Note Debt or the Seller Contingent Payment Debt except to the extent such Credit Party is permitted to have any Contingent Obligations with respect to the Public Note Debt as provided in the foregoing clause (ii),
(iv) no Credit Party other than Ultimate Holdings shall have any Contingent Obligation with respect to the Subordinated Ultimate Holdings PIK Debt and (v) no Credit Party shall have any Contingent Obligation with respect to any Indebtedness of any Unrestricted Subsidiary;

          (i) those existing under the Acquisition Agreement, as it is in effect on the Original Closing Date;

          (j) reimbursement obligations with respect to irrevocable letter of credit No. 05151630, dated January 6, 2000 and amended on June 11, 2002, issued by Bank One, Michigan on behalf US SportRack Holdings in favor of Andy Gibbs and Doug Gibbs in the stated amount of US$8,325,000; provided that such reimbursement obligations are collateralized in a manner satisfactory to Agent and are paid solely from cash or certificates of deposits provided by Sellers;

          (k) those arising with respect to customary indemnification provided to officers and directors of any Credit Party in their capacity as officers and directors of such Credit Party;

          (l) those arising with respect to customary indemnification provided to investment banks, accountants, consultants and other professionals in connection with potential Permitted Acquisitions or debt or equity placements that would be permitted hereunder;

          (m) those incurred in the ordinary course of business and not for speculative purposes to fix or hedge foreign currency risk; and

          (n) any other Contingent Obligation not expressly permitted by clauses (a) through (m) above, so long as any such other Contingent Obligations, in the aggregate at any time outstanding, do not exceed the Dollar Equivalent of US$5,000,000 (it being understood that this clause (n) shall not affect any of the restrictions set forth in clause (h) above).

          Section 3.5   RESTRICTED PAYMENTS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that:

          (a) any Wholly-owned Subsidiary of Ultimate Holdings may make payments and distributions to Ultimate Holdings that are used concurrently by Ultimate

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

Holdings to pay federal, state, local or other income taxes then due and owing, franchise taxes and other similar licensing expenses and administrative expenses incurred in the ordinary course of business consistent with past practices; PROVIDED that each such Subsidiary's aggregate contribution to taxes as a result of the filing of a consolidated or combined return by Ultimate Holdings shall not be greater, nor the aggregate receipt of tax benefits less, than they would have been had such Subsidiary not filed a consolidated or combined return with Ultimate Holdings;

          (b)     (i)   Wholly-owned Subsidiaries of a Borrower may make
Restricted Payments to such Borrower or to the other Stockholders of such Wholly-owned Subsidiary and (ii) non-Wholly-owned Subsidiaries of a Borrower may make Restricted Payments to the Stockholders of such non-Wholly-owned Subsidiary so long as the pro-rata amount (based on each Stockholder's then respective ownership interest in the Stock of such non-Wholly-owned Subsidiary) of Restricted Payments received by its Stockholders that are Credit Parties is equal to or more than the pro-rata amount of the Restricted Payment then being made to its other Stockholders that are not Credit Parties;

          (c) the US Credit Parties may make mandatory payments required under the Public Note Indenture, including without limitation, (i) regularly scheduled semi-annual interest payments on the Initial Public Notes on June 15 and December 15 of each year (commencing with December 15, 2003), (ii) Permitted Prepayments of the Public Note Debt and (iii) mandatory repurchases on the Initial Public Note Debt pertaining to Asset Dispositions pursuant to Sections
3.10 and 4.10 of the Initial Public Note Indenture; notwithstanding the foregoing, no such mandatory repurchases (or any offer to make such repurchases) on the Initial Public Note Debt are permitted prior to the date that all of the Term Loans have been paid in full;

          (d)     [intentionally reserved];

          (e) with respect to the Seller Contingent Payment Debt, US Credit Parties may make cash payments of the Seller Contingent Payment Debt when due pursuant to the terms of Section 2.4(c) of the Acquisition Agreement (as such Section 2.4(c), together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date); provided that (i) within ten (10) Business Days prior to the making of such payment, Borrower Representative has delivered to Agent (x) with respect to any payment of any "Yearly Contingent Payment" (as defined in the Acquisition Agreement, as in effect on the Original Closing Date), a certified true and correct copy of the Contingent Payment Statement (as defined in the Acquisition Agreement, as in effect on the Original Closing Date) indicating the amount of the Seller Contingent Payment Debt then due along with reasonably detailed calculations of such amount and (y) with respect to any payment of the Seller Contingent Payment Debt pursuant to the last three sentences of Section 2.4(c) of the Acquisition Agreement (as such Section 2.4(c), together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date), a Compliance Certificate evidencing compliance with the following clause (ii); and (ii) after giving effect to such payment, (x) Borrowers are in compliance on a pro forma basis

                                     Annex A
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

with the covenants set forth in SECTION 4 recomputed for the most recently ended quarter for which information is available and (y) no Default or Event of Default is then in existence;

          (f) with respect to the Seller Contingent Payment Debt, to the extent that cash payments of the regularly scheduled yearly payments of the Seller Contingent Payment Debt are not permitted by SECTION 3.5(e), Ultimate Holdings may make a payment in kind (as opposed to payment in cash or payment in other property) payment of such amount (i) by issuing, or causing US Borrowers to issue, a Subordinated Seller Contingent Payment Note pursuant to the terms of
Section 2.4(c) of the Acquisition Agreement (as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date) and (ii) by increasing the aggregate principal amount of the Subordinated Seller PIK Note pursuant to the terms of
Section 2.4(c) of the Acquisition Agreement (as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date);

          (g) Credit Parties may make (i) regularly scheduled payment in kind (as opposed to payment in cash or payment in other property) payments pursuant to the terms of the third paragraph of the Subordinated Seller PIK Notes (as such paragraph, together with any other sections of the Subordinated Seller PIK Notes applicable to the terms thereof, are in effect on the Original Closing Date) and pursuant to the third paragraph of the Subordinated Seller Contingent Payment Notes, if any, in each case, on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 2003 and (ii) to the extent permitted under Section 2.2(a)(v) of the Subordinated Seller PIK Notes and
Section 2.2(a)(v) of the Subordinated Contingent Payment Notes, payments in cash or other property not to exceed Euro 45,379 with respect to such Subordinated Seller PIK Note or Subordinated Contingent Payment Note in any twelve month period, together with any interest accrued on such amount;

          (h) with respect to a Permitted Acquisition Earnout, the applicable Credit Party may make payments of such Permitted Acquisition Earnout when due to the holder of such Permitted Acquisition Earnout; provided that (i) within ten (10) Business Days prior to the making of such payment, Borrower Representative has delivered to Agent a certified true and correct copy of a calculation evidencing, in reasonable detail, the amount of such Permitted Acquisition Earnout then due and (ii) after giving effect to such payment, (w) Borrowers are in compliance on a pro forma basis with the covenants set forth in
SECTION 4 recomputed for the most recently ended quarter for which information is available, (x) no Default or Event of Default is then in existence, (y) US Borrower Availability plus European Borrower Availability exceeds the Dollar Equivalent of US$5,000,000 and (z) the performance of the Credit Parties acquired, established or created in connection with the related Permitted Acquisition meets or exceeds the performance contemplated by the Acquisition Pro Forma and Acquisition Projections each pertaining to such Permitted Acquisition;

          (i) any Wholly-owned Subsidiary of Ultimate Holdings may pay directly, or may make payments and distributions to Ultimate Holdings that are used concurrently by

                                     Annex A

Ultimate Holdings to pay, reasonable out-of-pocket expenses and quarterly management fees payable pursuant to the Management Services Agreement; provided that (i) such management fees shall not exceed the Dollar Equivalent of US$995,000 per quarter (plus the Dollar Equivalent of one (1.00%) percent per quarter of the amount of equity contributions made directly or indirectly by CHP in Ultimate Holdings after the Closing Date, to the extent (x) that Ultimate Holdings has further contributed such amounts as equity contributions to Borrowers and (y) Borrower Representative has given Agent notice of each such contribution by CHP on or around the time that it is made) in the aggregate during any Fiscal Quarter, and (ii) after giving effect to such payment of management fees, (x) Borrowers are in compliance on a pro forma basis with the covenants set forth in SECTION 4 recomputed for the most recently ended quarter for which information is available and (y) no Event of Default is then in existence (notwithstanding the foregoing, in the event that the Credit Parties
(A) are prohibited from paying the management fees contemplated under this
SECTION 3.5(i) during any Fiscal Quarter as a result of a failure to satisfy the conditions set forth in this SECTION 3.5(i) in such Fiscal Quarter, Credit Parties may make such payments if and when each of the conditions set forth in this SECTION 3.5(i) are satisfied as of the time of eventual payment or (B) voluntarily elect not to pay the management fees contemplated under this SECTION 3.5(i) during any Fiscal Quarter in which they have satisfied the conditions set forth in this SECTION 3.5(i), Credit Parties may make such payments during any subsequent Fiscal Quarter);

          (j) any Wholly-owned Subsidiary of Ultimate Holdings may make payments and distributions to Ultimate Holdings that are used concurrently by Ultimate Holdings to repurchase Stock owned by employees of a Credit Party whose employment with such Credit Party has been terminated, provided that the aggregate amount of such distributions (along with the amount of any loans made as contemplated by SECTION 3.1(i)) shall not exceed Dollar Equivalent of US$2,000,000 in any Fiscal Year or Dollar Equivalent of US$5,000,000 during the term of this Agreement and provided that no Event of Default exists at the time of such Restricted Payment or would occur as a result thereof;

          (k)     [intentionally reserved]; and

          (l) the Credit Parties may pay (i) the "Post-Closing Purchase Price Adjustment" when due in accordance with Section 2.3 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date, (ii) indemnity payments when due in accordance with Section 8.9(a) and
Section 9.3 of the Acquisition Agreement (and any other provisions in the Acquisition Agreement applicable to the indemnity obligations under such Section 8.9(a) and Section 9.3) as in effect on the Original Closing Date, (iii) payments in respect of tax refunds and tax credits when due in accordance with (and to the extent required under) Section 8.6 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date,
(iv) tax payments when due in accordance with (and to the extent required under)
Section 8.5 and Section 8.7 of the Acquisition Agreement, as such Sections, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date, (v) payments in respect of insurance to the extent required under Section 8.9(b) of the Acquisition Agreement, as such Section, together

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

with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date, (vi) payments in respect of costs and expenses to the extent required under Section 12.5 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date, (vii) payments of the Netherlands capital tax when due in accordance with (and to the extent required under) Section 2.7 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date,
(viii) payments in respect of the facility located in Les Naux, Betheny (Marne), France when due in accordance with (and to the extent required under) Section
7.3 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date, (ix) payments in respect of reasonable out-of-pocket expenses incurred in connection with the delivery of certifications and other documents required to be delivered pursuant to Section
12.15 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date and (x) payments and distributions (1) to the extent required under Section 12.16 of the Acquisition Agreement, as such Section, together with any other sections of the Acquisition Agreement applicable to the terms thereof, are in effect on the Original Closing Date and
(2) to the extent relating to payments owing to the Sellers that are otherwise expressly permitted to made under the terms hereof.

          Section 3.6   RESTRICTION ON FUNDAMENTAL CHANGES.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly: (a) amend, modify or waive any term or provision of its organizational documents, including its articles of incorporation, articles of association, certificates of designations pertaining to preferred stock, by-laws, partnership agreement, operating agreement or any shareholders' agreements (except in a manner that would not conflict with any provision of any Loan Document and would not be adverse in any material respect to Lenders) unless required by law; (b) enter into any transaction of merger, amalgamation or consolidation except, (i) upon not less than five (5) Business Days prior written notice to Agent, (w) any Wholly-owned US Subsidiary of a US Borrower may be merged with or into such US Borrower (PROVIDED that such US Borrower is the surviving entity), (x) any Wholly-owned Non-US Subsidiary (other than an Unrestricted Subsidiary) of European Borrower may be merged with or into European Borrower (PROVIDED that European Borrower is the surviving entity), (y) any Wholly-owned Subsidiary of a Borrower may be merged or amalgamated with or into another Wholly-owned Subsidiary of such Borrower (PROVIDED that (A) both such Subsidiaries were formed or incorporated under the laws of the same country, (B) the Stock of the Subsidiary that is the surviving entity is subject to a Pledge Agreement, (C) the Subsidiary that is the surviving entity has executed a Guaranty and (D) neither such Subsidiary is an Unrestricted Subsidiary), (ii) with respect to the European Mergers and (iii) Borrowers and their Subsidiaries may enter into an agreement to effect any merger, amalgamation or consolidation, the closing of which is conditioned upon the payment in full in cash of all of the Obligations (other than contingent indemnification obligations to the extent

                                     Annex A
no unsatisfied claim giving rise thereto has been asserted) and the termination of the Revolving Loan Commitments; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), except in the case of Subsidiaries of a Borrower, (i) to the extent such Subsidiary is dormant, (ii) to the extent such dissolution, wind-up or liquidation will not have a Material Adverse Effect, or
(iii) the Agent shall have consented thereto; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

          Notwithstanding the foregoing, any Credit Party, may acquire all or substantially all of the assets or Stock of any Person (the "TARGET") (in each case, a "PERMITTED ACQUISITION") subject to the satisfaction of each of the following conditions:

          (i) Agent shall receive at least 25 days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

          (ii) such Permitted Acquisition shall only involve assets (A) except as provided in clause (v) below, located in the United States or Canada and (B) comprising a business, or those assets of a business, of the type engaged in by Credit Parties as of the Closing Date or of a type reasonably related thereto, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to the Credit Parties prior to such Permitted Acquisition;

          (iii) such Permitted Acquisition shall be consensual and shall have been approved by the Target's board of directors;

          (iv) no additional Indebtedness, Guaranteed Indebtedness or Contingent Obligations shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Credit Parties and Target after giving effect to such Permitted Acquisition, except (A) Loans made hereunder, (B) ordinary course trade payables and accrued expenses, (C) other Indebtedness permitted under SECTION 3.1 and (D) other Contingent Obligations permitted under SECTION 3.4;

          (v) the sum of all amounts payable in connection with all Permitted Acquisitions (including all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of the Credit Parties and Target) (the "TOTAL CONSIDERATION") shall not exceed the US Dollar Equivalent of US$20,000,000 (exclusive of the amount of any "earnouts" incurred by any Credit Party in connection with Permitted Acquisitions ("PERMITTED ACQUISITION EARNOUTS")) during the term hereof; provided further, and without limiting the foregoing, (A) with respect to Permitted Acquisitions involving assets located outside of the United States or Canada, (x) the secured lending and bankruptcy laws of the jurisdiction in which such assets are located must be acceptable to Agent, except to the extent to which the aggregate Total Consideration of all Permitted Acquisitions that involve assets

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

located in jurisdictions which have lending or bankruptcy laws that are not acceptable to Agent does not exceed the Dollar Equivalent of US$5,000,000 during the term hereof (a Credit Party that has assets in any such jurisdiction that is not acceptable to Agent is hereinafter referred to as an "UNFAVORABLE JURISDICTION CREDIT PARTY") and (y) the Total Consideration of all such Permitted Acquisitions shall not exceed the US Dollar Equivalent of US$10,000,000 during the term hereof and (B) the maximum potential aggregate amount of obligations of the Credit Parties with respect to all Permitted Acquisition Earnouts pertaining to a Permitted Acquisition shall not exceed 50% of the Total Consideration of such Permitted Acquisition;

          (vi) the terms of any Permitted Acquisition Earnout shall (A) include a provision in form and substance satisfactory to Agent (which by its terms shall not be permitted to be amended, waived or modified without the prior written consent of Agent (or any successor of Agent)) pursuant to which (x) the Permitted Acquisition Earnout is only permitted to be paid to the extent such payment is expressly permitted by this Agreement (as this Agreement may be amended, modified, replaced or refinanced from time to time), and (y) to the extent any Permitted Acquisition Earnout payment is made in violation of this Agreement (as this Agreement may be amended, modified, replaced or refinanced) the holder of such Permitted Acquisition Earnout agrees to promptly forward such payment to Agent (or any successor to Agent) and (B) provide that the Earnout is only payable to the extent that the performance of the Credit Parties acquired, established or created in connection with the related Permitted Acquisition exceeds the performance contemplated by the Acquisition Pro Forma and Acquisition Projections each pertaining to such Permitted Acquisition;

          (vii) the Target shall not have incurred an operating loss for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target's financial statements for its most recently completed trailing twelve-month period prior to the date of consummation of such Permitted Acquisition;

          (viii) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Encumbrances);

          (ix) at or prior to the closing of any Permitted Acquisition, Agent will be granted a first priority perfected Lien (subject to Permitted Encumbrances) in all assets acquired pursuant thereto or in the assets and Stock of the Target in the manner provided by SECTION 2.7, and the Credit Parties and the Target shall have executed such documents and taken such actions as may be required by Agent in connection therewith; provided that to the extent that such Permitted Acquisition is funded solely by third party Indebtedness for borrowed money (and without any Loan proceeds whatsoever) in an aggregate amount not to exceed the Dollar Equivalent of US$ 5,000,000 and the Person that is acquired in such Permitted Acquisition is an Unrestricted Subsidiary or all of the assets acquired in such Permitted Acquisition are acquired by an Unrestricted Subsidiary, such Unrestricted Subsidiary shall not be required to grant a Lien on its assets in favor of Agent to the extent, and so long as, such grant would violate the terms of such third party Indebtedness for borrowed money;

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

          (x)     concurrently with delivery of the notice referred to in CLAUSE
(i) above, Borrowers shall have delivered to Agent, in form and substance reasonably satisfactory to Agent in order to demonstrate the following:

          (A) a pro forma consolidated balance sheet, income statement and cash flow statement of Holdings, Borrowers and their Subsidiaries (the "ACQUISITION PRO FORMA"), based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Holdings, Borrowers and their Subsidiaries in accordance with GAAP consistently applied, but taking into account such Permitted Acquisition and the funding of all Loans in connection therewith, and such Acquisition Pro Forma shall reflect that (x) average daily US Borrowing Availability for the 90-day period preceding the consummation of such Permitted Acquisition would have exceeded US$9,000,000 on a pro forma basis (after giving effect to such Permitted Acquisition and all Loans funded in connection therewith as if made on the first day of such period) and the Acquisition Projections shall reflect that such US Borrowing Availability of US$9,000,000 shall continue for at least 90 days after the consummation of such Permitted Acquisition,
     (y) average daily European Borrowing Availability for the 90-day period preceding the consummation of such Permitted Acquisition would have exceeded 3,500,000 Euros on a pro forma basis (after giving effect to such Permitted Acquisition and all Loans funded in connection therewith as if made on the first day of such period) and the Acquisition Projections shall reflect that such European Borrowing Availability of 3,500,000 Euros shall continue for at least 90 days after the consummation of such Permitted Acquisition, and (z) on a pro forma basis, no Event of Default has occurred and is continuing or would result after giving effect to such Permitted Acquisition and Borrowers would have been in compliance with the financial covenants set forth in SECTION 4 for the four quarter period reflected in the Compliance Certificate most recently delivered to Agent pursuant to
     SECTION 4.8(n) prior to the consummation of such Permitted Acquisition (after giving effect to such Permitted Acquisition and all Loans funded in connection therewith as if made on the first day of such period);

          (B) updated versions of the most recently delivered Projections covering the twelve month period commencing on the date of such Permitted Acquisition and otherwise prepared in accordance with the Projections (the "ACQUISITION PROJECTIONS") and based upon historical financial data of a recent date reasonably satisfactory to Agent, taking into account such Permitted Acquisition; and

          (C) a certificate of the chief financial officer of Borrower Representative to the effect that Borrowers will be Solvent upon the consummation of the Permitted Acquisition;

          (xi) on or prior to the date of such Permitted Acquisition, Agent shall have received, in form and substance reasonably satisfactory to Agent in order to confirm compliance with this Agreement, copies of the acquisition agreement and related agreements

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and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent, including those specified in the SECTIONS 2.6 and 2.7; and

          (xii) at the time of such Permitted Acquisition and after giving effect thereto, (A) no Default or Event of Default has occurred and is continuing and (B) each representation or warranty by any Credit Party contained herein (including without limitation SECTION 5.13; and solely for the purposes of this clause (xii), the representations and warranties in SECTION 5.13 solely with respect to any property acquired pursuant to such Permitted Acquisition shall be deemed made as of the date immediately after the consummation of such Permitted Acquisition rather than as of the Closing Date) or in any other Loan Document is true and correct in all material respects as of such date, except to the extent that such representation or warranty expressly relates to an earlier date.

          Section 3.7   DISPOSAL OF ASSETS OR SUBSIDIARY STOCK.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of related transactions, any of its property, business or assets, whether now owned or hereafter acquired, except for (a) conveyances, sales, leases, subleases, transfers or dispositions of any property, business or assets during any Fiscal Year which in the aggregate do not have a fair market or book value in excess of the Dollar Equivalent of US$2,000,000; (b) sales of inventory, dispositions of obsolete or slow moving inventory and dispositions of obsolete or worn out machinery and equipment, in each case made in the ordinary course of business; (c) transfers of assets resulting from any casualty or condemnation of such assets; (d) an agreement to effect the disposition of all or a portion of the assets of a Borrower or such Subsidiary, the closing of which is conditioned upon the payment in full in cash of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) and the termination of the Revolving Loan Commitments; (e) the sale or discount of overdue accounts receivable arising in the ordinary course of business, but only if no Event of Default exists and only in connection with the compromise or collection thereof;
(f) the sale or other disposition, in each case for not less than the fair market value, of any Investments permitted to be made by SECTION 3.3(a); (g) the leasing or subleasing of real estate in the ordinary course of business to third parties, including without limitation, entering into renewals or extensions of existing leases, entering into replacement leases, entering into subleases and other similar transactions; (h) an Asset Disposition otherwise permitted by
SECTION 3.6; (i) other Asset Dispositions by Borrowers and their Subsidiaries (excluding sales of Accounts and Stock of any of Ultimate Holdings' Subsidiaries) if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed the Dollar Equivalent of US$2,500,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed the Dollar Equivalent of US$6,000,000; (ii) the consideration received is not less than the fair market value of such assets;
(iii) at least 75% of the consideration is received in (x) cash, (y) Cash Equivalents or (z) the assumption by the purchaser or other Person (other than a Credit Party) of the assets subject to the Asset Disposition of Indebtedness of a Credit Party owing with respect to such assets; (iv) the Net

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Proceeds of such Asset Disposition are applied as required by SECTION 1.5(c);
(v) after giving effect to the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrowers are in compliance on a pro forma basis with the covenants set forth in SECTION 4 recomputed for the most recently ended quarter for which information is available; and (vi) no Default or Event of Default exists immediately after giving effect to such Asset Disposition; and (j) the issuance or sale of Stock of a Non Wholly-owned Subsidiary of a Borrower in connection with the formation or acquisition of such Subsidiary but only to the extent permitted hereunder. Notwithstanding the foregoing, no Stock of Holdings, US SportRack Holdings, European Ultimate Holdings (except in connection with the European Mergers) or any Borrower may be sold, transferred or otherwise disposed without the prior consent of Lenders or Requisite Lenders, as applicable, except to consummate the European Mergers and except with respect to nominee shares and directors' qualifying shares required by law.

          Section 3.8   TRANSACTIONS WITH AFFILIATES.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any Affiliate or with any director, officer or employee of any Credit Party, except (a) as set forth on SCHEDULE 3.8, (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of any such Credit Party or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to Agent (provided that the terms of transactions with portfolio companies of CHP are not required to be disclosed to Agent) and are no less favorable to any such Credit Party or any of its Subsidiaries than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, (c) payment of reasonable compensation (including reasonable bonuses) to officers and employees for services actually rendered to any such Credit Party or any of its Subsidiaries,
(d) payment of director's fees not to exceed the Dollar Equivalent of US$250,000 in the aggregate for any Fiscal Year of Borrowers and (e) transactions with Affiliates expressly permitted by SECTION 3.1, 3.3, 3.4, 3.5, 3.6 or 3.7; provided that this clause (e) shall not apply to transactions with Unrestricted Subsidiaries except to the extent such transactions are expressly permitted by
SECTION 3.1(c), 3.1(l), 3.3(b), 3.3(d), 3.3(e) and 3.5(b).

          Section 3.9   CONDUCT OF BUSINESS.

          No Credit Party shall directly or indirectly engage in any business other than businesses of the type described on SCHEDULE 3.9, with respect to each such Person, or that are reasonably related thereto.

          Section 3.10  CHANGES RELATING TO INDEBTEDNESS; ETC.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly change or amend the terms of any of the documents evidencing the Subordinated Debt or the Seller Contingent Payment Debt or the Public Note Debt or any

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earnout (including without limitation any Permitted Acquisition Earnout)
(collectively, the "RESTRICTED ITEMS"), if the effect of such amendment is to:
(a) increase the interest rate or other amounts payable with respect to such Restricted Item; (b) change the dates upon which payments of principal, interest or other amounts are due on such Restricted Item or change the principal amount of such Restricted Item (other than changes that would extend the maturity or date of such principal, interest or other amounts or reduce the amount of such payment); (c) add or make more restrictive any event of default or covenant with respect to such Restricted Item; (d) change the redemption or prepayment provisions of such Restricted Item; (e) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Restricted Item in a manner adverse to any Credit Party or Lenders; or (g) increase the portion of interest payable in cash with respect to any Restricted Item for which interest is payable by the issuance of payment-in-kind notes or is permitted to accrue. Notwithstanding the foregoing, the Subordinated Seller Contingent Payment Notes may be amended pursuant to and in accordance with the provisions of Section 6.1 thereof and the Subordinated Seller PIK Notes may be amended pursuant to and in accordance with the provisions of Section 6.1 thereof.

          Section 3.11  FISCAL YEAR.

          No Credit Party shall change its Fiscal Year or permit any of its Subsidiaries to change their respective fiscal years.

          Section 3.12  PRESS RELEASE; PUBLIC OFFERING MATERIALS.

          Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure, including any prospectus, proxy statement or other materials filed with any Governmental Authority relating to a public offering of the Stock of any Credit Party, using the name of GE Capital or its affiliates or referring to the terms of this Agreement or of any other Loan Document or referring to this specific Agreement or any other Loan Document (as opposed to referring the existence of a senior credit facility generally) without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Agent or such Lender shall provide a draft of any such tombstone or similar advertising material to each Credit Party for review and comment prior to the publication thereof. Agent reserves the right to provide to financial industry trade organizations information necessary and customary for inclusion in league table measurements.

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

          Section 3.13  SUBSIDIARIES.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly establish, create or acquire any new Subsidiary, except (i) with the prior written consent of Agent, which such consent shall not be unreasonably withheld, or (ii) that a Borrower or any of its Subsidiaries may establish, create or acquire Subsidiaries to consummate a Permitted Acquisition.

          Section 3.14  BANK ACCOUNTS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to establish any new bank accounts without prior written notice to Agent and unless Agent and the bank at which the account is to be opened enter into a tri-party agreement regarding such bank account pursuant to which such bank acknowledges the security interest of Agent in such bank account, agrees during the continuance of an Event of Default (or with respect to a bank account that is maintained by a Canadian Credit Party with a bank located in Canada, agrees during any time that Agent reasonably has grounds to question such Credit Party's compliance with any provisions of the Loan Documents) to comply with instructions originated by Agent directing disposition of the funds in the bank account without further consent from such Credit Party or Subsidiary (it being understood that Agent is only entitled to sweep funds in an aggregate amount not to exceed the amount of the Obligations then due by acceleration or otherwise), and agrees to subordinate and limit any security interest the bank may have in the bank account on terms satisfactory to Agent (a "CONTROL Agreement"); PROVIDED that unless Agent requests and except as required in the following sentence, no Control Agreement shall be required with respect to bank accounts established outside of the United States of America by Non-US Credit Parties and no such Control Agreement by any such Non-US Credit Party shall be required to the extent such Control Agreement would violate applicable law. Within ninety
(90) days after the Original Closing Date, each Non-US Credit Party shall establish a Control Agreement and (i) each Non-US Credit Party shall cause all funds of such Non-US Credit Party in excess of the Dollar Equivalent of US$500,000 in the aggregate to be deposited into accounts subject to such Control Agreement and (ii) the Non-US Credit Parties shall cause all funds of the Non-US Credit Parties in excess of the Dollar Equivalent of US$2,000,000 in the aggregate to be deposited into accounts subject to such Control Agreement.

          Section 3.15  HAZARDOUS MATERIALS.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would
(a) violate in any respect, or form the basis for any Environmental Liabilities by the Credit Parties or any of their Subsidiaries under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

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          Section 3.16  ERISA/CANADIAN PENSION PLAN.

          The Credit Parties shall not and shall not cause or permit any ERISA Affiliate to, cause or permit to occur an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

          Additionally, for each existing Canadian Pension Plan, each Credit Party shall ensure that such plan retains its registered status under and is administered in a timely manner in all material respects in accordance with the applicable pension plan text, funding agreement, the Income Tax Act (Canada) and all other applicable laws. For each Canadian Pension Plan hereafter adopted by any Credit Party which is required to be registered under the Income Tax Act (Canada) or any other applicable laws, that Credit Party shall use its best efforts to seek and receive confirmation in writing from the applicable Governmental Authorities to the effect that such plan is unconditionally registered under the Income Tax Act (Canada) and such other applicable laws. For each existing and hereafter adopted Canadian Pension Plan and Canadian Benefit Plan, each Credit Party shall in a timely fashion perform in all material respects all obligations (including fiduciary, funding, investment and administration obligations) required to be performed in connection with such plan and the funding media therefor. Each Credit Party shall deliver to Agent if requested by Agent, promptly after the filing thereof by any Credit Party with any applicable Governmental Authority, (i) copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan; (ii) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that any Credit Party may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan; and (iii) notification within 30 days of any increases having a cost to such Credit Party in excess of the Dollar Equivalent of US$250,000 per annum, in the benefits of any existing Canadian Pension Plan or Canadian Benefit Plan, or the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, or the commencement of contributions to any such plan to which any Credit Party was not previously contributing.

          Section 3.17  SALE-LEASEBACKS.

          Except as set forth on SCHEDULE 3.17, the Credit Parties shall not and shall not cause or permit any of their Subsidiaries to engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets.

          Section 3.18  PREPAYMENTS OF OTHER INDEBTEDNESS.

          The Credit Parties shall not, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness described in any of clause (a), (b), (c) or (g) of the definition of Indebtedness (or in respect of any Indebtedness during the continuance of an Event of Default), other than (i) the Obligations, (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness is being sold or otherwise disposed of in accordance with SECTION 3.7, (iii) to the extent permitted by SECTIONS 3.1(b) and (c),

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intercompany Indebtedness owing to a Borrower or any of its Subsidiaries, (iv)
Indebtedness otherwise owing to a Borrower or (v) Permitted Prepayments.

          Section 3.19  GIBBS LITIGATION.

          The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly, amend or otherwise modify, or issue any direction, consent or certificate under, that certain Escrow Agreement dated on the Original Closing Date, among US SportRack Holdings, Bank One, NA, Bank One Trust Company, National Association and Gibbs/AAS LLC, without the prior written consent of Agent

                                    SECTION 4
                          FINANCIAL COVENANTS/REPORTING

          Borrowers covenant and agree that from and after the date hereof until the Termination Date, Borrowers shall perform and comply with, and shall cause each of the other Credit Parties to perform and comply with, all covenants in this SECTION 4 applicable to such Person.

          Section 4.1   INTENTIONALLY RESERVED.

          Section 4.2   INTENTIONALLY RESERVED.

          Section 4.3   INTENTIONALLY RESERVED.

          Section 4.4   MINIMUM FIXED CHARGE COVERAGE RATIO.

          Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, as of the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending on June 30, 2004), from the date hereof until the Termination Date, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.15 to 1.0.

          Section 4.5   INTENTIONALLY RESERVED.

          Section 4.6   INTENTIONALLY RESERVED.

          Section 4.7   MAXIMUM SENIOR SECURED LEVERAGE RATIO.

          Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, as of the last day of each Fiscal Quarter, from the date hereof until the Termination Date, a Senior Secured Leverage Ratio for the 12-month period then ended of not more than 1.25 to 1.0.

          Section 4.8   FINANCIAL STATEMENTS AND OTHER REPORTS.

          Ultimate Holdings and Borrowers will maintain, and cause each of their Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of Financial Statements in conformity

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with GAAP (it being understood that quarterly Financial Statements are subject to normal year-end adjustments and are not required to have footnote disclosures). Borrower Representative will deliver each of the Financial Statements and other reports described below to Agent (and each Lender, by posting such Financial Statements and other reports to IntraLinks, in the case of the Financial Statements and other reports described in SECTIONS (4.8)(a),
(b), (d), (f), (h), (i), (j) and (n); Lenders agree that such posting to IntraLinks shall be a sufficient means of delivering such Financial Statements and other reports to Lenders).

          (a) QUARTERLY FINANCIALS. As soon as available and in any event within forty five (45) days after the end of each Fiscal Quarter (including the last Fiscal Quarter of Borrowers' Fiscal Year), Borrower Representative will deliver (1) the consolidated and consolidating balance sheets of Holdings, Borrowers and their Subsidiaries, as at the end of such Fiscal Quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year of Borrowers to the end of such Fiscal Quarter, (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to SECTION 4.8(h) and (3) a schedule of the outstanding Indebtedness for borrowed money (other than Indebtedness for borrowed money owed to any Person which in the aggregate is less than the Dollar Equivalent of US$250,000) of Holdings, Borrowers and their Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

          (b) YEAR-END FINANCIALS. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Borrowers, Borrower Representative will deliver (1) the consolidated and consolidating balance sheets of Holdings, Borrowers and their Subsidiaries, as at the end of such year, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Year, (2) a schedule of the outstanding Indebtedness for borrowed money (other than Indebtedness for borrowed money owed to any Person which in the aggregate is less than the Dollar Equivalent of US$250,000) of Holdings, Borrowers and their Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) a report with respect to the consolidated Financial Statements from a firm of Certified Public Accountants selected by Borrowers and reasonably acceptable to Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "STATEMENT") "Reports on Audited Financial Statements" and such report shall be without (x) a "GOING CONCERN" or like qualification or exception, (y) any qualification or exception as to the scope of such audit or (z) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause a Borrower to be in default of any of its obligations under SECTIONS 4.1 through 4.7.

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          (c)     ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, Borrower
Representative will deliver copies of all significant reports submitted by Borrowers' firm of certified public accountants (or the equivalent of certified public accountants) in connection with each annual, interim or special audit or review of any type of the Financial Statements or related internal control systems of Ultimate Holdings, Holdings, Borrowers or their Subsidiaries made by such accountants, including any significant comment letter submitted by such accountants to management in connection with their services.

          (d) US BORROWING BASE CERTIFICATE/EUROPEAN BORROWING BASE CERTIFICATE. As soon as available and in any event within ten (10) Business Days after the end of each month, and upon the request of Agent after the occurrence and during the continuation of any Event of Default from time to time, Borrower Representative will deliver a US Borrowing Base Certificate (in substantially the same form as EXHIBIT 4.8(d)(i), the "US BORROWING BASE CERTIFICATE") as at the last day of such period. As soon as available and in any event within ten
(10) Business Days after the end of each month, and upon the request of Agent after the occurrence and during the continuation of any Event of Default from time to time, Borrower Representative will deliver a European Borrowing Base Certificate (in substantially the same form as EXHIBIT 4.8(d)(ii), the "EUROPEAN BORROWING BASE CERTIFICATE") as at the last day of such period.

          (e) MANAGEMENT REPORT. Together with each delivery of Financial Statements pursuant to SECTIONS 4.8(a) and (b), Borrower Representative will deliver a management report (1) describing the operations and financial condition of Ultimate Holdings, Borrowers and their Subsidiaries for the Fiscal Quarter then ended and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials), (2) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to SECTION 4.8(h) and (3) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Holdings to the effect that such Financial Statements fairly present the results of operations and financial condition of Holdings, Borrowers and their Subsidiaries as at the dates and for the periods indicated subject to normal year-end adjustments.

          (f) COLLATERAL VALUE REPORT. Upon the election of Agent, which may be made not more than once each year prior to an Event of Default (and prior to an Event of Default, Borrowers shall not be liable for costs, fees and expenses incurred by Agent and Lenders in excess of the Dollar Equivalent of US$35,000 during any calendar year in connection with any collateral value report required pursuant to this SECTION 4.8(f)) and at any time while and so long as an Event of Default shall be continuing, Agent may obtain, at Borrowers' expense, a report of a collateral auditor satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the Eligible Accounts and Eligible Inventory components included in either the US Borrowing Base or the European Borrowing Base, as applicable, which report shall indicate whether or not the information set forth in the US Borrowing Base Certificate or the European Borrowing Base Certificate, as applicable, most recently delivered is accurate and complete in all material respects based upon a review

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by such auditor of the Eligible Accounts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of Borrowers) and Eligible Inventory (including verification as to the value, location and respective types).

          (g) APPRAISALS. From time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations, Agent will, at Borrowers' expense, obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent stating the then current fair market values of all or any portion of the Real Estate owned by Credit Parties. In addition to the foregoing, at Borrowers' expense, at any time while and so long as an Event of Default shall have occurred and be continuing, Agent may obtain appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current market values of all or any portion of the Real Estate and personal property owned by any of the Credit Parties.

          (h) PROJECTIONS. As soon as available and in any event no later than the last day of each of Borrowers' Fiscal Years, Borrower Representative will deliver Projections of Holdings, Borrowers and their Subsidiaries for the forthcoming three (3) fiscal years, year by year, and for the forthcoming fiscal year, month by month.

          (i) SEC FILINGS, PRESS RELEASES AND PUBLIC NOTES DELIVERIES. Promptly upon their becoming available, Borrower Representative will deliver copies of (1) all Financial Statements, reports, notices and proxy statements sent or made available by Ultimate Holdings, Holdings, Borrowers or any of their Subsidiaries to their Stockholders, (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Ultimate Holdings, Holdings, Borrowers or any of their Subsidiaries with any securities exchange or with the Securities and Exchange Commission, or any material reports, statements and prospectuses, if any, filed with any other Governmental Authority, (3) all material press releases made available by Ultimate Holdings, Holdings, Borrowers or any of their respective Subsidiaries to the public concerning developments in the business of any such Person and (4) all notices, certificates (including, without limitation, the items required under Section 4.4 of the Initial Public
Note Indenture) or reports sent or received by any Credit Party in connection with the Public Notes.

          (j) EVENTS OF DEFAULT, ETC. Promptly upon any officer of any Credit Party obtaining knowledge of any of the following events or conditions, Borrower Representative shall deliver copies of all notices given or received by such Borrower or Ultimate Holdings or any of their Subsidiaries with respect to any such event or condition and a certificate of a senior authorized officer of Borrower Representative specifying the nature and period of existence of such event or condition and what action Ultimate Holdings, Borrowers or any of their Subsidiaries has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default under SECTION 6.1(b); (2) any condition or event that constitutes any other Event of Default;
(3) any notice that any Person has given to any Borrower or any of their Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in SECTION 6.1(b); or (4) any

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event or condition that could reasonably be expected to result in any Material
Adverse Effect.

          (k) LITIGATION. Promptly upon any officer of any Credit Party obtaining knowledge of (1) the institution of any action, charge, claim, demand, suit, proceeding, petition, governmental investigation, tax audit or arbitration now pending or, to the knowledge of such Credit Party, threatened against or affecting any Credit Party or any of its Subsidiaries or any property of any Credit Party or any of its Subsidiaries ("LITIGATION") not previously disclosed by Borrower Representative to Agent or (2) any material order is entered in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Credit Party or any property of any Credit Party which, in the case of each of clause (1) and (2) above, could reasonably be expected to have a Material Adverse Effect, Borrower Representative will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them (except to the extent such information is protected by attorney-client privilege) to enable Agent and its counsel to evaluate such matter.

          (l) NOTICE OF CORPORATE AND OTHER CHANGES/UPDATES TO REPRESENTATIONS AND WARRANTIES TIED TO THE CLOSING DATE/"UNRESTRICTED SUBSIDIARY" UNDER THE INITIAL PUBLIC NOTE INDENTURE. Borrower Representative shall provide prompt written notice of (1) any material change after the Closing Date in the authorized and issued Stock of any Credit Party or any Subsidiary of any Credit Party or any material amendment to its articles or certificate of incorporation, articles of association, by-laws, partnership agreement or other organizational documents, (2) any Subsidiary created or acquired by any Credit Party or any of its Subsidiaries after the Closing Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable, (3) any event that would cause any of the representations and warranties made under any of SECTIONS 5.7, 5.13 (provided that solely with respect to this clause (3), all references in SECTION 5.13 to "in excess of the Dollar Equivalent of US$100,000 in the aggregate" shall be deemed replaced by a reference to "in a Material Adverse Effect") and 5.16 to be inaccurate or incomplete assuming such representations and warranties were made as of the current date rather than as of the Closing Date. Borrower Representative shall provide written notice, at least once each calendar quarter of any event that would cause any of the representations and warranties made under any of SECTIONS 5.4(b), 5.8 and 5.12 (provided such notice pertaining to SECTION 5.12 shall only be required to the extent that a similar notice is not otherwise required by the terms of this Agreement or any other Loan Document, in which case the terms of such similar notice requirement shall govern) to be inaccurate or incomplete assuming such representations and warranties were made as of the current date rather than as of the Closing Date and (4) any Credit Party becoming an "Unrestricted Subsidiary" as defined in the Initial Public
Note Indenture. The foregoing notice requirements set forth in the previous two sentences shall not be construed to constitute consent by any of the Lenders to any transaction referred to therein which is not expressly permitted by the terms of this Agreement.

          (m) OTHER INFORMATION. With reasonable promptness, Borrower Representative will deliver such other information and data with respect to any Credit Party

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or any Subsidiary of any Credit Party as from time to time may be reasonably requested by Agent.

          (n) COMPLIANCE CERTIFICATE. Together with each delivery of Financial Statements of Holdings, Borrowers and their Subsidiaries pursuant to SECTIONS 4.8(a) and (b), Borrower Representative will deliver a fully and properly completed Compliance Certificate (in substantially the same form as EXHIBIT 4.8(n) (the "COMPLIANCE CERTIFICATE") signed by Borrower Representative's chief executive officer or chief financial officer.

          (o) TAXES. Borrower Representative shall provide prompt written notice of (i) the execution or filing with the IRS or any other Governmental Authority of any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges by any Credit Party or any of its Subsidiaries and (ii) any agreement by any Credit Party or any of its Subsidiaries or request directed to any Credit Party or any of its Subsidiaries to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which, in the case of each of clause
(i) and (ii) above, could reasonably be expected to have a Material Adverse Effect.

          Section 4.9 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

          For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent pursuant to
SECTION 4.8 or any other Section (unless specifically indicated otherwise) shall be prepared in accordance with GAAP as in effect at the time of such preparation; PROVIDED that no Accounting Change shall affect financial covenants, standards or terms in this Agreement; PROVIDED further that Borrowers shall prepare footnotes to the Financial Statements required to be delivered hereunder that show the differences between the Financial Statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). All such adjustments described in clause (c) of the definition of the term Accounting Changes resulting from expenditures in excess of the Dollar Equivalent of US$500,000 made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall, unless otherwise agreed by Agent, be treated as expenses in the period the expenditures are made.

                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

          To induce Agent and Lenders to enter into the Loan Documents, to make Loans and to issue or cause to be issued Letters of Credit, Borrowers and the other Credit Parties executing this Agreement represent, warrant and covenant to Agent and each Lender that the following statements are and, after giving effect to (i) the Related Transactions and the making of each Loan and issuance of each Letter of Credit on the Closing Date,

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will remain true, correct and complete as of the Closing Date with respect to all Credit Parties and (ii) the making of each Loan and issuance of each Letter of Credit after the Closing Date, will remain true, correct and complete in all material respects as of the date of such Loan or issuance with respect to all Credit Parties:

          Section 5.1   DISCLOSURE.

          No certificate or written statement furnished to Agent or any Lender, by or on behalf of any Credit Party for use in connection with the Loan Documents, contains as of the date such certificate or written statement was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading, in each case in light of the circumstances in which the same were made.

          Section 5.2   NO MATERIAL ADVERSE CHANGE.

          Since December 31, 2002 there have been no events or changes in facts or circumstances affecting any Credit Party or any of its Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been either (i) disclosed herein or in the attached Disclosure Schedules or (ii) disclosed by the Borrowers to the Agent in accordance with SECTION 4.8(j).

          Section 5.3   NO CONFLICT.

          The consummation of the Related Transactions does not and will not violate or conflict with any laws, rules, regulations or orders of any Governmental Authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation or organizational documents of any Credit Party or any of its Subsidiaries except if such violations, conflicts, breaches or defaults could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          Section 5.4   ORGANIZATION, POWERS, CAPITALIZATION AND GOOD STANDING.

          (a) ORGANIZATION AND POWERS. Each of the Credit Parties and each of their Subsidiaries is duly formed or incorporated, as applicable, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and qualified to do business in all states and other jurisdictions where such qualification is required except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the jurisdiction of incorporation or formation, as applicable, and all jurisdictions in which each Credit Party is qualified to do business are set forth on SCHEDULE 5.4(a). Each of the Credit Parties and each of their Subsidiaries has all requisite organizational power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Related Transactions Document to which it is a party and to incur the Obligations, grant liens and security interests in the Collateral and carry out the Related Transactions.

          (b) CAPITALIZATION. As of the Closing Date: (i) the authorized Stock of each of the Credit Parties and each of their Subsidiaries is as set forth on SCHEDULE 5.4(b);

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(ii) all issued and outstanding Stock of each of the Credit Parties and each of their Subsidiaries is duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such Stock was issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities; (iii) the identity of the holders of the Stock of each of the Credit Parties and the percentage of their fully-diluted ownership of the Stock (including CHP's indirect ownership of such Stock) of each of the Credit Parties is set forth on SCHEDULE 5.4(b); and (iv) no Stock of any Credit Party or any of their Subsidiaries, other than those described above, are issued and outstanding. Except as provided in SCHEDULE 5.4(b), as of the Closing Date, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party or any of their Subsidiaries of any Stock of any such entity.

          (c) BINDING OBLIGATION. This Agreement is, and the other Loan Documents heretofore executed and delivered or when executed and delivered will be, the legally valid and binding obligations of each Credit Party that is a party thereto, each enforceable against each of such Credit Party, as applicable, in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief and other equitable remedies are subject to the discretion of the court before which any proceeding therefor may be brought.

          Section 5.5   FINANCIAL STATEMENTS AND PROJECTIONS.

          All Financial Statements concerning Holdings, Borrowers and their Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this Agreement, including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and present fairly, in all material respects, the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to, in the case of unaudited Financial Statements, the absence of footnotes and normal year-end adjustments.

          (a) The consolidated balance sheets at December 31, 2002 and the related statement of income of Holdings, Borrowers and their Subsidiaries, for the Fiscal Year then ended, audited by PricewaterhouseCoopers.

          (b) The consolidated balance sheet at March 31, 2003 and the related statement of income of Holdings, Borrowers and their Subsidiaries for the three (3) months then ended.

The Projections delivered on or prior to the Closing Date and the updated Projections delivered pursuant to SECTION 4.8(h) have been prepared in good faith and based upon reasonable assumptions at the time such Projections were delivered, it being understood that such Projections do not and will not constitute a warranty as to the future performance of any Borrower or its Subsidiaries and that actual results may vary from such Projections.

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          Section 5.6   INTELLECTUAL PROPERTY.

          Each of the Credit Parties and its Subsidiaries owns, is licensed to use or otherwise has the right to use, all Intellectual Property necessary for the conduct of its business substantially as currently conducted that is material to the financial condition of the business or operations of any of SportRack US Borrower and its Subsidiaries taken as a whole, Valley US Borrower and its Subsidiaries taken as a whole or European Borrower and its Subsidiaries taken as a whole, as applicable, and all such Intellectual Property that is federally or similarly registered and owned or licensed by such Credit Party or such Subsidiary, as well as all material trademarks, trade names and copyrights, necessary for the conduct of the business of any such Person and owned or licensed by any such Person, is identified on SCHEDULE 5.6 and, in each case, is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Except as disclosed in SCHEDULE 5.6, since the Closing Date, and to Borrowers' knowledge prior to the Closing Date, the use of such Intellectual Property by the Credit Parties and their Subsidiaries and the conduct of their businesses does not and has not been alleged in writing by any Person to infringe on the rights of any Person, except to the extent any such infringement or allegation of infringement could not reasonably be expected to have a Material Adverse Effect.

          Section 5.7   INVESTIGATIONS, AUDITS, ETC.

          As of the Closing Date, except as set forth on SCHEDULE 5.7, no Credit Party or any of their Subsidiaries is the subject of any review or audit by the IRS or any governmental investigation concerning the violation or possible violation of any law that may reasonably be expected to have a Material Adverse Effect.

          Section 5.8   EMPLOYEE MATTERS.

          Except as set forth on SCHEDULE 5.8, (a) as of the Closing Date no Credit Party or Subsidiary of a Credit Party nor any of their respective employees is subject to any collective bargaining agreement, (b) as of the Closing Date no petition for certification or union election is pending with respect to the employees of any Credit Party or any of their Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Credit Party or any of their Subsidiaries,
(c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of any Credit Party after due inquiry, threatened between any Credit Party or any of their Subsidiaries and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (d) hours worked by and payment made to employees of each Credit Party and each of their Subsidiaries comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters. Except as set forth on SCHEDULE 5.8, as of the Closing Date no Borrower nor any of their Subsidiaries is party to an employment contract that provides for annual payments after the date hereof in excess of the Dollar Equivalent of $100,000.

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          Section 5.9   SOLVENCY.

          (1) As of the Closing Date, each of the Credit Parties and its Subsidiaries is Solvent and (2) after the Closing Date (a) each Borrower, (b) US Credit Parties considered as a whole and (c) the Credit Parties considered as a whole, in each case, continues to be Solvent.

          Section 5.10  LITIGATION; ADVERSE FACTS.

          Except as set forth on SCHEDULE 5.10, there are no judgments outstanding against any Credit Party or any of its Subsidiaries or affecting any property of any Credit Party or any of its Subsidiaries, nor is there any Litigation pending, or to the knowledge of any Borrower threatened, against any Credit Party or any of its Subsidiaries which could reasonably be expected to result in any Material Adverse Effect.

          Section 5.11  USE OF PROCEEDS; MARGIN REGULATIONS.

          (a) No part of the proceeds of any Loan will be used for "buying" or "carrying" "margin stock" within the respective meanings of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any other purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System. If requested by Agent, each Credit Party will furnish to Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form 0-1, as applicable, referred to in Regulation U.

          (b) Borrowers shall utilize the proceeds of (i) the Loans made on the Closing Date solely to repay outstanding principal and interest owing on the Original Loans (provided that no proceeds of the European Loans shall be used to refinance any of the "US Loans" as defined in the Original Credit Agreement) and to pay any related transaction expenses and (ii) all other Loans for the financing of Borrowers' (and subject to the restrictions set forth in the second to last sentence of this SECTION 5.11(b), their Subsidiaries') ordinary working capital and general corporate needs. SCHEDULE 5.11 contains a description of Borrowers' sources and uses of funds as of the Closing Date, including Loans and Letter of Credit Obligations to be made or incurred on that date, and a funds flow memorandum detailing how funds from each source are to be transferred for particular uses. Borrowers shall not transfer any proceeds of any of the Loans to any of their Subsidiaries except to the extent expressly permitted by SECTIONS 3.1(b), 3.1(c), 3.3(b) and 3.3(d). Without limiting the foregoing, no proceeds (i) of any Loans advanced on the Closing Date shall be used to refinance Indebtedness that was originally used to acquire any Non-US Credit Party and (ii) of any European Loans shall be used to finance the purchase of the equity of any Non-US Credit Party or any of its direct or indirect Stockholders to the extent the application of such proceeds would violate any applicable financial assistance or other laws.

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          Section 5.12  OWNERSHIP OF PROPERTY; LIENS.

          As of the Closing Date, the real estate (together with any real estate hereinafter owned, leased, subleased, or used by any Credit Party or any of its Subsidiaries, the "REAL ESTATE") listed in SCHEDULE 5.12 constitutes all of the real property owned, leased, subleased, or used by any Credit Party or any of its Subsidiaries. Each of the Credit Parties and each of its Subsidiaries owns fee simple title to all of its owned Real Estate, and valid leasehold interests in all of its leased Real Estate, all as described on SCHEDULE 5.12, and copies of all such leases or a summary of terms thereof reasonably satisfactory to Agent have been delivered to Agent. SCHEDULE 5.12 further describes any Real Estate with respect to which any Credit Party or any of its Subsidiaries is a lessor, sublessor or assignor as of the Closing Date. Each of the Credit Parties and each of its Subsidiaries also has good title to, or valid leasehold interests in, all of its material personal property and assets. As of the Closing Date, none of the properties and assets of any Credit Party or any of its Subsidiaries are subject to any Liens other than Permitted Encumbrances.
SCHEDULE 5.12 also describes as of the Closing Date any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Closing Date, no portion of any Credit Party's or any of its Subsidiaries' Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

          Section 5.13  ENVIRONMENTAL MATTERS.

          (a) Except as set forth in SCHEDULE 5.13, to each Credit Parties' knowledge, as of the Closing Date: (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that could not reasonably be expected to adversely impact the value or marketability of such Real Estate and that could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of the Dollar Equivalent of US$100,000 in the aggregate; (ii) no Credit Party and no Subsidiary of a Credit Party has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of their Real Estate; (iii) the Credit Parties and their Subsidiaries are and have been in compliance with all Environmental Laws, except for such noncompliance that could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of the Dollar Equivalent of US$100,000 in the aggregate; (iv) the Credit Parties and their Subsidiaries have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits could not reasonably be expected to result in Environmental Liabilities of the Credit Parties or their Subsidiaries in excess of the Dollar Equivalent of US$100,000 in the aggregate, and all such Environmental Permits are valid, uncontested and in good standing;
(v) no Credit Party and no Subsidiary of a Credit Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of

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Hazardous Materials, that are likely to result in any Environmental Liabilities of such Credit Party or Subsidiary which could reasonably be expected to be in excess of the Dollar Equivalent of US$100,000 in the aggregate, and no Credit Party or Subsidiary of a Credit Party has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses in excess of the Dollar Equivalent of US$100,000 in the aggregate or injunctive relief against, or that alleges criminal misconduct by any Credit Party or any Subsidiary of a Credit Party; (vii) no written notice has been received by any Credit Party or any Subsidiary of a Credit Party identifying any of them as a "potentially responsible party" or requesting information under CERCLA or analogous statutes of any state, province, territory or other jurisdiction, and to the knowledge of the Credit Parties, there are no facts, circumstances or conditions that may result in any of the Credit Parties or their Subsidiaries being identified as a "potentially responsible party" under CERCLA or any such analogous statutes; and (viii) the Credit Parties have provided to Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any of the Credit Parties or their Subsidiaries.

          (b)     Each Credit Party hereby acknowledges and agrees that Agent
(i) is not now, and has not ever been, in control of any of the Real Estate or affairs of such Credit Party or its Subsidiaries , and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Credit Party's or its Subsidiaries' conduct with respect to the ownership, operation or management of any of their Real Estate or compliance with Environmental Laws or Environmental Permits.

          Section 5.14  ERISA/SIMILAR NON-US ISSUES.

          (a) SCHEDULE 5.14-I lists all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Copies of all such listed Plans (except for Multiemployer Plans), together with a copy of the latest form IRS/DOL 5500-series for each such Plan (except for Multiemployer Plans) have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Except as set forth on SCHEDULE 5.14-II, each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA the noncompliance with which could reasonably be expected to have a Material Adverse Effect. Neither any Credit Party nor ERISA Affiliate has incurred or expects to incur any liability in connection with an accumulated funding deficiency under Section 412 of the IRC. Neither any Credit Party nor ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, in connection with any Plan, that would subject any Credit Party to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the IRC.

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          (b)     Except as set forth in SCHEDULE 5.14-III: (i) no Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur which could reasonably be expected to have a Material Adverse Effect; (iii) there are no pending, or to the knowledge of any Borrower, threatened claims (other than claims for benefits in the normal course and domestic relations orders), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan;
(iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any withdrawal liability from a Multiemployer Plan; (v) all terminated Title IV Plans have been terminated in accordance with ERISA and the IRC and no Credit Party or ERISA Affiliate has any remaining liability or obligation with respect to any terminated Title IV Plan; (vi) except in the case of any ESOP, Stock of all Credit Parties and their ERISA Affiliates makes up, in the aggregate, no more than 10% of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (vii) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by S&P or an equivalent rating by another nationally recognized rating agency.

          (c) With respect to each scheme or arrangement mandated by a government other than the United States providing for post-employment benefits (a "FOREIGN GOVERNMENT SCHEME OR ARRANGEMENT") and with respect to each employee benefit plan maintained or contributed to by any Credit Party or any Subsidiary of any Credit Party that is not subject to United States law providing for post-employment benefits (a "FOREIGN PLAN"): (i) all material employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the liability of each Credit Party and each Subsidiary of a Credit Party with respect to a Foreign Plan is reflected in accordance with normal accounting practices on the financial statements of such Credit Party or such Subsidiary, as the case may be; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities unless, in each case, the failure to do so would not be reasonably likely to have a Material Adverse Effect.

          Section 5.15  BROKERS.

          No broker or finder acting on behalf of any Credit Party or Affiliate thereof brought about the obtaining, making or closing of the Loans or the Related Transactions, and no Credit Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

          Section 5.16  DEPOSIT AND DISBURSEMENT ACCOUNTS.

          SCHEDULE 5.16 lists all banks and other financial institutions at which any Credit Party maintains deposit or other accounts as of the Closing Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and

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telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

          Section 5.17  AGREEMENTS AND OTHER DOCUMENTS.

          As of the Closing Date, each Credit Party has provided to Agent or its counsel, on behalf of Lenders, accurate and complete copies (or summaries) of all of the following agreements or documents to which it is subject and each of which is listed in SCHEDULE 5.17: supply agreements and purchase agreements not terminable by such Credit Party within sixty (60) days following written notice issued by such Credit Party and involving transactions in excess of the Dollar Equivalent of US$3,000,000 per annum; leases of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of the Dollar Equivalent of US$500,000 per annum; licenses and permits held by the Credit Parties, the absence of which could reasonably be expected to have a Material Adverse Effect; instruments and documents evidencing any Indebtedness or Guaranteed Indebtedness of such Credit Party and any Lien granted by such Credit Party with respect thereto; and instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Credit Party.

          Section 5.18  INSURANCE.

          SCHEDULE 5.18 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Credit Party, as well as a summary of the key business terms of each such policy such as deductibles, coverage limits and term of policy.

          Section 5.19  ACQUISITION AGREEMENT.

          As of the Original Closing Date, Borrowers have delivered to Agent a complete and correct copy of the Acquisition Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). No Credit Party and, to the knowledge of any Credit Party, no other Person party thereto is in default in the performance or compliance with any provisions thereof. The Acquisition Agreement complies with, and the Acquisition has been consummated in all material respects in accordance with, all applicable laws. The Acquisition Agreement is in full force and effect as of the Closing Date and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over Sellers, any Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Acquisition Agreement, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Acquisition Agreement or to the conduct by any Credit Party of its business thereafter. To each Borrower's knowledge, none of any Seller's representations or warranties in the Acquisition Agreement contains any untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading. Notwithstanding anything contained in the Acquisition Agreement to the contrary, such representations and warranties of the Credit Parties (other than representations and warranties that were made by any Credit Party in its capacity as an entity being sold pursuant to the Acquisition

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Agreement) are incorporated into this Agreement by this SECTION 5.19 and shall, solely for purposes of this Agreement and the benefit of Agent and Lenders, survive the consummation of the Acquisition.

          Section 5.20  EUROPEAN MERGERS.

          The applicable Credit Parties have filed all necessary documents that may be filed as of the Closing Date, and will file all remaining necessary documents at the appropriate times after the Closing Date, with all applicable Governmental Authorities and with all other applicable Persons to complete the European Mergers in the manner required by SECTION 2.9 and none of the Credit Parties reasonably expects that the European Mergers will not be completed within forty (40) days of the Closing Date.

                                    SECTION 6
                          DEFAULT, RIGHTS AND REMEDIES

          Section 6.1   EVENT OF DEFAULT.

          "EVENT OF DEFAULT" shall mean the occurrence or existence of any one or more of the following:

          (a) PAYMENT. (1) Failure to pay any installment or other payment of principal of any Loan when due, or to repay Revolving Loans to reduce their balance to the maximum amount of Revolving Loans then permitted to be outstanding or to reimburse any L/C Issuer for any payment made by such L/C Issuer under or in respect of any Letter of Credit when due or (2) failure to pay, within three (3) days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

          (b)     DEFAULT IN OTHER AGREEMENTS.

          (1) With respect to any Indebtedness of any Credit Party (other than an Immaterial Credit Party so long as no other Credit Party, other than another Immaterial Credit Party, is obligated in any manner with respect to such Indebtedness) or any of its Subsidiaries, (x) any Credit Party or any of its Subsidiaries fails to pay when due or within any applicable grace period any principal or interest on Indebtedness (other than the Loans) having an individual principal amount in excess of the Dollar Equivalent of US$1,500,000 or having an aggregate principal amount in excess of the Dollar Equivalent of US$3,000,000 or (y) the occurrence of any breach, default or any other condition or event with respect to any Indebtedness (other than the Loans), if the effect of such breach, default or occurrence is to cause or to permit the holder or holders then to cause Indebtedness having an individual principal amount in excess of the Dollar Equivalent of US$1,500,000 or having an aggregate principal amount in excess of the Dollar Equivalent of US$3,000,000 to become or be declared due prior to its stated maturity; provided however that an Event of Default under this clause (1) shall not have occurred with respect to such

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     failure to pay, breach, default or occurrence in the event that (A) such
     Credit Party is in good faith disputing whether any such failure to pay, breach, default or occurrence has occurred and such Credit Party has deposited with a Person acceptable to Agent and in a manner acceptable to Agent cash in an amount equal to the full principal amount of such Indebtedness that is then due, has so become due or could so be declared due prior to its stated maturity and as a result of such deposit the enforcement of such Indebtedness has been stayed, (B) assuming that the full amount of such Indebtedness was then due, Borrowers are in compliance on a pro forma basis with the covenants set forth in SECTION 4 recomputed for the most recently ended quarter for which information is available and
     (C) after giving effect to such deposit, US Borrowing Availability plus European Borrowing Availability equals or exceeds the Dollar Equivalent of US$5,000,000; or

          (2) with respect to any Contingent Obligation of any Credit Party (other than an Immaterial Credit Party so long as no other Credit Party, other than another Immaterial Credit Party, is obligated in any manner with respect to such Contingent Obligation) or any of its Subsidiaries, (x) any Credit Party of any of its Subsidiaries fails to pay when due or within any applicable grace period any Contingent Obligations having an individual principal amount in excess of the Dollar Equivalent of US$1,500,000 or having an aggregate principal amount in excess of the Dollar Equivalent of US$3,000,000 or (y) the occurrence of any condition or event, with respect to any Contingent Obligations, if the effect of such occurrence is to cause or to permit the holder or holders then to cause Contingent Obligations having an individual principal amount in excess of the Dollar Equivalent of US$1,500,000 or having an aggregate principal amount in excess of the Dollar Equivalent of US$3,000,000 to become or be declared due prior to their stated maturity; provided that an Event of Default shall not have occurred under this clause (2) with respect to such failure to pay or occurrence in the event: (A) there is sufficient US Borrowing Availability or European Borrowing Availability, as applicable, such that Agent could institute a Reserve (which Borrowers hereby acknowledge that Agent is hereby authorized to so institute) against the US Borrowing Base (in the event that a US Credit Party is obligated with respect to the Contingent Obligation) or the European Borrowing Base (in the event that a Non-US Credit Party is obligated with respect to the Contingent Obligation) for the full amount of the Contingent Obligation that so has become due or so could be declared due without causing an Overadvance and (B) assuming that the full amount of such Contingent Obligation was then due, Borrowers are in compliance on a pro forma basis with the covenants set forth in SECTION 4 recomputed for the most recently ended quarter for which information is available; or

          (3) the occurrence of any "Event of Default" as defined in the Initial Public Note Indenture or any similar event pertaining to any Refinanced Public Note Debt; or

          (c) BREACH OF CERTAIN PROVISIONS. Failure of any Credit Party to perform or comply with any term or condition contained in (1) SECTION 2.9,
SECTION 3 (other than SECTION 3.9) or SECTION 4 (other than SECTION 4.8, unless any Borrower fails to perform or comply

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with any term or condition contained in SECTION 4.8(a), 4.8(b), 4.8(d), 4.8(h),
4.8(j), 4.8(k) or 4.8(n) and such failure occurs more than four (4) times during any twelve (12) month period); or (2) that portion of SECTION 2.2 relating to Borrower's obligation to maintain insurance and such failure is not remedied or waived within five (5) days of such failure; or (3) SECTION 2.3, 3.9, 4.8(a), 4.8(b), 4.8(d), 4.8(h), 4.8(j), 4.8(k) or 4.8(n) (other than failures covered by clause (1) above) and such failure is not remedied or waived within ten (10) days of such failure; or

          (d) BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by any Credit Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

          (e) OTHER DEFAULTS UNDER LOAN DOCUMENTS. Any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents (other than occurrences described in other provisions of this SECTION 6.1 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default) and such default is not remedied or waived within thirty (30) days after the earlier of (1) receipt by Borrower Representative of notice from Agent or Requisite Lenders of such default or (2) knowledge of any Borrower of such default; or

          (f) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (1) A court enters a decree or order for relief with respect to any Credit Party (other than an Immaterial Credit Party) in an involuntary case or proceeding under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state or other law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case or proceeding is commenced against any Credit Party (other than an Immaterial Credit Party), under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, interim receiver, receiver and manager, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party (other than an Immaterial Credit Party), or over all or a substantial part of its property, is entered; or (c) a receiver, interim receiver, receiver and manager, trustee or other custodian is appointed without the consent of a Credit Party (other than an Immaterial Credit Party), for all or a substantial part of the property of the Credit Party (other than an Immaterial Credit Party); or (3) there occurs any event with respect to any Credit Party (other than an Immaterial Credit Party) in any non-US jurisdiction which is analogous with any of the events described in clause (1) or (2) above; or

          (g) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (1) any Credit Party (other than an Immaterial Credit Party) commences a voluntary case or proceeding under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or proceeding or to the conversion of an involuntary case or proceeding to a voluntary case or proceeding under any such law or consents to the appointment of or taking possession by a receiver, interim receiver, receiver and manager, trustee or other custodian

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for all or a substantial part of its property; or (2) any Credit Party (other than an Immaterial Credit Party) makes any assignment for the benefit of creditors; or (3) the Board of Directors or Stockholders of any Credit Party (other than an Immaterial Credit Party) adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this SECTION 6.1(g); or (4) there occurs any event with respect to any Credit Party (other than an Immaterial Credit Party) in any non-US jurisdiction which is analogous with any of the events described in clause (1) or (2) or (3) above; or

          (h) JUDGMENT AND ATTACHMENTS. Any money judgment (other than those described elsewhere in this SECTION 6.1) involving (1) an amount in any individual case in excess of the Dollar Equivalent of US$1,000,000 or (2) an amount in the aggregate at any time in excess of Dollar Equivalent of US$2,500,000 (in either case to the extent not adequately covered by insurance) is entered or filed against one or more of the Credit Parties or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) Business Days prior to the date of any proposed sale of assets related to such judgment with a fair market or book value in excess of the Dollar Equivalent of US$500,000; or

          (i) DISSOLUTION. Any order, judgment or decree is entered against any Credit Party decreeing the dissolution, winding up or split up of such Credit Party that is not permitted hereunder and such order remains undischarged, unvacated, unbonded or unstayed for a period in excess of fifteen
(15) days; or

          (j) SOLVENCY. Any Credit Party (other than an Immaterial Credit Party) admits in writing its inability to pay its debts as they become due; or

          (k) INVALIDITY OF LOAN DOCUMENTS. Any of the Loan Documents (or any of the Liens granted thereunder, as applicable, to Agent on behalf of Lenders) for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect (or with respect to Liens, ceases to be perfected) or is declared to be null and void (and, if such invalidity is such so as to be amenable to cure without disadvantaging the position of the Lenders thereunder, the Borrowers shall have failed to cure such invalidity within thirty (30) days after notice from the Agent), or any Credit Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect (except as such Loan Documents may be terminated or no longer in force and effect in accordance with the terms thereof); or

          (l) DAMAGE; CASUALTY. Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of any Credit Party generating more than 10% of the EBITDA of Ultimate Holdings, Borrowers and their Subsidiaries for the Fiscal Year preceding such event and such cessation or curtailment continues for more than thirty (30) consecutive days; or

          (m) BUSINESS ACTIVITIES. (1) Ultimate Holdings engages in any type of business activity other than the ownership of Stock of Holdings and performance of its

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obligations under the Related Transaction Documents to which it is a party and activities reasonably related thereto in its capacity as a passive holding company, (2) Holdings engages in any type of business activity other than the ownership of Stock of US SportRack Holdings, Valley US Borrower and European US Holdings and activities reasonably related thereto in its capacity as a passive holding company, (3) US SportRack Holdings engages in any type of business activity other than the ownership of Stock of SportRack US Borrower and activities reasonably related thereto in its capacity as a passive holding company, (4) European US Holdings engages in any type of business activity other than the ownership of Stock of European First Tier Dutch Holdings and activities reasonably related thereto in its capacity as a passive holding company, (5) European First Tier Dutch Holdings engages in any type of business activity other than the ownership of Stock of European Second Tier Dutch Holdings prior to the European Mergers, ownership of Stock of European Borrower after the European Mergers, and activities reasonably related thereto in its capacity as a passive holding company, or (6) prior to the European Mergers, European Second Tier Dutch Holdings engages in any type of business activity other than the ownership of Stock of European Borrower or ownership of Stock of CHAAS Holdings II B.V.; or

          (n)     CHANGE OF CONTROL. A Change of Control occurs; or

          (o) SUBORDINATED INDEBTEDNESS. The failure of any Credit Party to comply with the terms of any subordination or intercreditor agreement or any subordination provisions of any note or other document running to the benefit of Agent or Lenders, or if any such terms or provisions become null and void or any Credit Party denies further liability under any such terms or provisions or provides notice to that effect.

          Section 6.2   SUSPENSION OR TERMINATION OF COMMITMENTS.

          Upon the occurrence of any Event of Default, Agent may, and at the request of Requisite Revolving Lenders Agent shall, upon notice (provided that no such notice is required if any Event of Default described in SECTION 6.1(f) or 6.1(g) is in existence), immediately suspend or terminate all or any portion of Lenders' obligations to make additional Loans or issue or cause to be issued Letters of Credit under the Revolving Loan Commitment.

          Section 6.3   ACCELERATION AND OTHER REMEDIES.

          Upon the occurrence of any Event of Default described in SECTION 6.1(f) or 6.1(g), the Commitments shall be immediately terminated and all of the Obligations, including the Revolving Loans, shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived (including for purposes of SECTION 10) by Borrowers, and the Commitments shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and at the request of the Requisite Lenders, Agent shall, by written notice to Borrower Representative (a) reduce the aggregate amount of the Commitments from time to time, (b) declare all of the Loans and all other Obligations, all of the US Loans and all other

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Obligations relating thereto and/or all of the European Loans and all other
European Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, (c) terminate all or any portion of the obligations of Agent, L/C Issuers and Lenders to make Revolving Credit Advances and issue Letters of Credit, (d) demand that Borrowers immediately deliver cash to Agent for the benefit of L/C Issuers (and Borrower shall then immediately so deliver) in an amount equal to 105% of the aggregate outstanding Letter of Credit Obligations and (e) exercise any other remedies which may be available under the Loan Documents or applicable law. Upon (i) the acceleration of any of the Loans (so long as such acceleration has not been withdrawn or rescinded) pursuant to this SECTION 6.3, or (ii) the occurrence of an Event of Default under SECTION 6.1(a) resulting from the Loans and other Obligations not being repaid in full on the US Commitment Termination Date, each Lender, acting through the Agent, shall have the right, but not the obligation, to exercise a one time only right to cause all or any portion of such Lender's interest (direct or by way of participation) in the then outstanding European Loans (and the European Revolving Loan Commitment) owing to such European Lender to be denominated in Dollars beginning on the date of the occurrence of such acceleration or Event of Default (the "CONVERSION DATE"), and to be payable in Dollars thereafter. The Agent may exercise such right by giving the Borrower Representative notice of such election and the portion of such Loans that Agent wishes to denominate in Dollars. The conversion of a Euro-denominated Loan into a Dollar-denominated loan pursuant to the two preceding sentences shall be at the Exchange Rate in effect as of the Conversion Date. Borrowers hereby grant to Agent, for the benefit of L/C Issuers and each Lender with a participation in any Letters of Credit then outstanding, a security interest in such cash collateral to secure all of the Letter of Credit Obligations. Any such cash collateral shall be made available by Agent to L/C Issuers to reimburse L/C Issuers for payments of drafts drawn under such Letters of Credit and any Fees, Charges and expenses of L/C Issuers with respect to such Letters of Credit and the unused portion thereof, after all such Letters of Credit shall have expired or been fully drawn upon, shall be applied to repay any other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon and all Obligations shall have been satisfied and paid in full, the balance, if any, of such cash collateral shall be returned to Borrowers. Borrowers shall from time to time execute and deliver to Agent such further documents and instruments as Agent may request with respect to such cash collateral.

          Section 6.4   PERFORMANCE BY AGENT.

          During the continuance of an Event of Default and upon notice by Agent to Borrower Representative, if any Credit Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of such Credit Party after the expiration of any cure or grace periods set forth herein. In such event, such Credit Party shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in
SECTION 1.2(e) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the

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performance of any obligation of any Credit Party under this Agreement or any other Loan Document.

          Section 6.5   APPLICATION OF PROCEEDS/LENDER RISK ALLOCATION
AGREEMENT.

          Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default,

          (a) Borrowers irrevocably waive the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrowers, and Agent shall have the continuing and exclusive right (to the extent permitted by mandatory provisions of applicable law) to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent; provided that (i) payments by the European Borrower shall be applied to the European Obligations and proceeds of Collateral shall only be applied to the Obligations that are secured by such Collateral (it being understood that this proviso does not in any way limit the provisions of the Lender Risk Allocation Agreement) and (ii) such payments shall only be applied to Obligations then due (whether such Obligations are then due by acceleration or otherwise) and any balance remaining shall be delivered to Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct;

          (b) Subject to clause (a) above, in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral granted by a US Credit Party (or with respect to Stock pledged pursuant to a Pledge Agreement, all or any part of such Stock which is issued by a US Credit Party or, after application as provided in clause (c) below, which is issued by a Non-US Credit Party to the extent such Pledge Agreement secures the US Loans) shall be (to the extent permitted by mandatory provisions of applicable law) applied to Obligations then due (whether such Obligations are then due by acceleration or otherwise): FIRST, to all Fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this Agreement, the other Loan Documents or the Collateral; SECOND, to accrued and unpaid interest on the Obligations pertaining to the US Loans (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); THIRD, to the principal amount of the Obligations outstanding pertaining to the US Loans; FOURTH, to accrued and unpaid interest on the Obligations pertaining to the European Loans (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); FIFTH, to the principal amount of the Obligations outstanding pertaining to the European Loans; sixth, to any other Obligations of US Borrowers owing to Agent or any US Lender under any Loan Document; and SEVENTH, to any other Obligations of European Borrower owing to Agent or any European Lender under any Loan Document; and

          (c) Subject to clause (a) above, in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral granted by a Non-US Credit Party (or with respect to Stock pledged

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pursuant to a Pledge Agreement, all or any part of such Stock which is issued by a Non-US Credit Party) shall be (to the extent permitted by mandatory provisions of applicable law) applied to Obligations then due (whether such Obligations are then due by acceleration or otherwise): FIRST, to all Fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this Agreement, the other Loan Documents or the Collateral; SECOND, to accrued and unpaid interest on the Obligations pertaining to the European Loans (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding pertaining to the European Loans; and FOURTH, to any other European Obligations owing to Agent or any Lender under any Loan Document.

In the case of each of clause (b) and (c) above, (i) any balance remaining shall be delivered to Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct and (ii) solely as among the Lenders, such proceeds shall be allocated among the Lenders as provided in the Lender Risk Allocation Agreement.

                                    SECTION 7
                               CONDITIONS TO LOANS

          The obligations of Lenders and L/C Issuers to make Loans and to issue or cause to be issued Letters of Credit are subject to satisfaction of all of the applicable conditions set forth below.

          Section 7.1   CONDITIONS TO INITIAL LOANS.

          The obligations of Lenders and L/C Issuers to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date are, in addition to the conditions precedent specified in SECTION 7.2, subject to the delivery of all documents listed on, the taking of all actions set forth on and the satisfaction of all other conditions precedent listed in the Closing Checklist attached hereto as ANNEX C, all in form and substance, or in a manner, satisfactory to Agent and Lenders.

          Section 7.2   CONDITIONS TO ALL LOANS.

          Except as otherwise expressly provided herein, no Lender or L/C Issuer shall be obligated to fund any Advance or incur any Letter of Credit Obligation, if, as of the date thereof (the "FUNDING DATE"):

          (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date, and Agent or Requisite Revolving Lenders have determined not to make such Advance or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

          (b) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit

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Obligation), and Agent or Requisite Revolving Lenders shall have determined not to make any Advance or incur any Letter of Credit Obligation as a result of that Default or Event of Default;

          (c) since December 31, 2002 there have been events or changes in facts or circumstances affecting any Credit Party or any of its Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and Agent or Requisite Revolving Lenders have determined not to make such Advance or incur such Letter of Credit Obligation as a result of such events or changes;

          (d) after giving effect to any US Advance (or the incurrence of any US Letter of Credit Obligations), the outstanding amount of the US Revolving Loan would exceed remaining US Borrowing Availability (except as provided in SECTION 1.1(c)(ii)); or

          (e) after giving effect to any European Advance (or the incurrence of any European Letter of Credit Obligations), the outstanding amount of the European Revolving Loan would exceed remaining European Borrowing Availability (except as provided in SECTION 1.1(d)(ii)).

The request and acceptance by any Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this SECTION 7.2 have been satisfied and (ii) a reaffirmation by US Borrowers of the cross guaranty provisions set forth in SECTION 10 and of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

                                    SECTION 8
                 ASSIGNMENT AND PARTICIPATION/AGENCY PROVISIONS

          Section 8.1   ASSIGNMENT AND PARTICIPATIONS.

          (a) Subject to the terms of this SECTION 8.1, any Lender may make an assignment to a Person of, or sale of participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Commitment or any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Lender shall: (i) require the consent of Agent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee) and the execution of an assignment agreement (an "ASSIGNMENT AGREEMENT" substantially in the form attached hereto as EXHIBIT 8.1 and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Agent); (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) other than with respect to assignments to Affiliates covered by clause (z) below, after giving effect to any such partial assignment, the assignee Lender shall have Commitments in an amount at least equal to (x) with respect to the US Loans,

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US$5,000,000 and the assigning Lender shall have retained Commitments in an amount at least equal to US$5,000,000 and (y) with respect to the European Loans, 5,000,000 Euros and the assigning Lender shall have retained Commitments in an amount at least equal to 5,000,000 Euros; (iv) require a payment to Agent of an assignment fee of US$3,500; (v) include an assignment of such Lender's rights and obligations under the Lender Risk Allocation Agreement in the manner provided in the Assignment Agreement; (vi) with respect to any assignment of any European Loans, the assignee Lender shall make the representations and warranties required by it under SECTION 1.11, (vii) shall execute and deliver to Agent an Accession Deed to that certain Intercreditor Agreement dated as of the Closing Date among European Borrower, Agent, European Lenders and each Non-US Subsidiary incorporated in Europe and (viii) so long as no Event of Default has occurred and is continuing, require the consent of Borrower Representative, which shall not be unreasonably withheld or delayed and shall be deemed granted if not objected to within three (3) Business Days following notice thereof to Borrower Representative. Notwithstanding the above, Agent may in its sole and absolute discretion prohibit any assignment by a Lender to a Person or Persons that are not Qualified Assignees. In the case of an assignment by a Lender under this SECTION 8.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrowers hereby acknowledge and agree that any assignment shall give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a "Lender." In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrowers and Borrowers shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this SECTION 8.1(a), (w) any Lender may at any time pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, (x) any Lender may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to an investment fund managed by such Lender, (y) any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor or pledge such Obligations and rights to trustee for the benefit of its investors and (z) any Lender may assign the Obligations to an Affiliate of such Lender or to a Person that is a Lender prior to the date of such assignment.

          (b) Any participation by a Lender of all or any part of its Commitments shall be made with the understanding that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any

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

Loan in which such holder participates or the final maturity date thereof, and
(iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of SECTIONS 1.8, 1.9, 8.3 and 9.1, Borrowers acknowledge and agree that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a "Lender." Except as set forth in the preceding sentence no Borrower or any other Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

          (c) Except as expressly provided in this SECTION 8.1, no Lender shall, as between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

          (d) Each Credit Party shall assist each Lender permitted to sell assignments or participations under this SECTION 8.1 as required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be reasonably requested and the preparation of disclosure documents and private placement memorandum. Agent shall maintain, on behalf of Borrowers, in its offices located at 500 West Monroe Street, Chicago Illinois 60661, a "register" for recording the name, address, commitment and Loans owing to each Lender. The entries in such register shall be presumptive evidence of the amounts due and owing to each Lender in the absence of manifest error. Borrowers, Agent and each Lender shall treat each Person whose name is recorded in such register pursuant to the terms hereof as a Lender for all purposes of this Agreement. The register described herein shall be available for inspection by Borrower Representative and any Lender, at any reasonable time upon reasonable prior notice.

          (e) A Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in SECTION 9.13.

          (f) So long as no Event of Default has occurred and is continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under SECTION 1.8(a), increased costs or an inability to fund LIBOR Loans under SECTION 1.8(b), or withholding taxes in accordance with SECTION 1.9.

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

          Section 8.2   AGENT.

          (a) APPOINTMENT. Each Lender hereby designates and appoints GE Capital as its Agent under this Agreement and the other Loan Documents (including as trustee or pledgee under Collateral Documents, as applicable), and each Lender hereby irrevocably authorizes Agent to execute and deliver the Collateral Documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Additionally each Lender hereby designates GE Capital as "Senior Agent" under the Subordinated Seller PIK Notes. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in this SECTION 8.2 and SECTION 9.2. The provisions of this SECTION 8.2 are solely for the benefit of Agent and Lenders and neither Borrowers nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Credit Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

          (b) NATURE OF DUTIES. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Credit Party in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of each Credit Party, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders, Requisite Revolving Lenders or Supermajority Revolving Lenders have instructed Agent to act or refrain from acting pursuant hereto.

          (c) RIGHTS, EXCULPATION, ETC. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable to the extent of its own gross negligence or willful misconduct as determined by a final non-appealable order by a court of competent jurisdiction. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to

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

which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In no event shall Agent be liable for punitive, special, consequential, incidental, exemplary or other similar damages. In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its agents or representatives shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Credit Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Credit Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant. If such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable; and, notwithstanding the instructions of Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable, Agent shall have no obligation to take any action if it believes, in good faith, that such action is deemed to be illegal by Agent or exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with SECTION 8.2(e).

          (d) RELIANCE. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, fax or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

          (e) INDEMNIFICATION. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or

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

asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Borrowers; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Agent's gross negligence or willful misconduct as determined by a final non-appealable order by a court of competent jurisdiction. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by the Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or such other portion of the Lenders as shall be prescribed by this Agreement until such additional indemnity is furnished. The obligations of Lenders under this SECTION 8.2(e) shall survive the payment in full of the Obligations and the termination of this Agreement.

          (f) GE CAPITAL INDIVIDUALLY. With respect to its Commitments hereunder, GE Capital shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders," "Requisite Lenders," "Requisite Revolving Lenders," "Supermajority Revolving Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include GE Capital in its individual capacity as a Lender or one of the Requisite Lenders, Requisite Revolving Lenders or Supermajority Revolving Lenders. GE Capital, either directly or through strategic affiliations, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of banking, trust or other business with any Credit Party as if it were not acting as Agent pursuant hereto and without any duty to account therefor to Lenders. GE Capital, either directly or through strategic affiliations, may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

          (g)     SUCCESSOR AGENT.

          (i) RESIGNATION. Agent may resign from the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower Representative and Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (ii) below or as otherwise provided in clause (ii) below.

          (ii) APPOINTMENT OF SUCCESSOR. Upon any such notice of resignation pursuant to clause (i) above, Requisite Lenders shall appoint a successor Agent which, unless an Event of Default has occurred and is continuing, shall be reasonably acceptable to Borrowers. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period referred to in clause
     (i) above, the retiring Agent, upon notice to Borrower Representative, shall then

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

     appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

          (iii) SUCCESSOR AGENT. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this
     SECTION 8.2 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in its capacity as Agent.

          (h)     COLLATERAL MATTERS.

          (i) RELEASE OF COLLATERAL. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (x) upon termination of the Commitments and payment and satisfaction of all Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted) or (y) constituting property being sold or disposed of if Borrowers (or any of them) certify to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry).

          (ii) CONFIRMATION OF AUTHORITY; EXECUTION OF RELEASES. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in SECTION 8.2(h)(i)), each Lender agrees to confirm in writing, upon request by Agent or Borrower Representative, the authority to release any Collateral conferred upon Agent under clauses (x) and (y) of SECTION 8.2(h)(i). Upon receipt by Agent of any required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, and upon at least ten (10) Business Days' prior written request by Borrower Representative, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent upon such Collateral; PROVIDED, HOWEVER, that (x) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Credit Party, in respect of), all interests retained by any Credit Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (iii) ABSENCE OF DUTY. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the

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

     Collateral Documents exists or is owned by Borrowers or any other Credit Party or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this SECTION 8.2(h) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Collateral Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Collateral Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, PROVIDED that Agent shall exercise the same care which it would in dealing with loans for its own account.

          (i)     AGENCY FOR PERFECTION.

          (i) GENERAL PROVISIONS. Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with the Code or any other applicable law, in any applicable jurisdiction, can be perfected by possession or control. Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such assets to Agent or in accordance with Agent's instructions or transfer control to Agent in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Collateral Document or to realize upon any collateral security for the Loans unless instructed to do so by Agent in writing, it being understood and agreed that such rights and remedies may be exercised only by Agent.

          (ii) QUEBEC SPECIAL PROVISIONS. Without limiting any of the foregoing provisions in favor of Agent, for the purposes of holding any security granted by any Credit Party pursuant to the laws of the Province of Quebec, including any deed of hypothec, debenture, bond or other title of indebtedness and debenture or bond pledge agreements, Agent is hereby appointed to act as the Person holding an irrevocable power of attorney (fonde de pouvoir) pursuant to article 2692 of the CIVIL CODE OF QUEBEC to act on behalf of each present and future Lender. By executing an Assignment Agreement, each future Lender shall be deemed to ratify the power of attorney (fonde de pouvoir) granted herein. Agent agrees to act in such capacity. Each party hereto agrees that, notwithstanding Section 32 of AN ACT RESPECTING THE SPECIAL POWERS OF LEGAL PERSONS (QUEBEC), Agent may, as the Person holding the power of attorney of the Lenders, acquire and or be the pledgee of any debentures, bonds or other titles of indebtedness secured by any hypothec

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

     granted by any Credit Party to the Agent pursuant to the laws of the Province of Quebec.

          (iii) ITALIAN SPECIAL PROVISIONS. Each of the Lenders hereby appoints Agent to be its mandatario con rappresentanza (COMMON REPRESENTATIVE) for the purpose of executing any Collateral Document which is expressed to be governed by Italian law in the name and on behalf of the Lenders, with the power to determine and agree any term and condition of such Collateral Document, execute any other Loan Document, give or receive any notice and take any other action in relation to the creation, perfection, maintenance, enforcement and release of the security created thereunder in the name and on behalf of the Lenders and undertakes to ratify and approve any such action taken in the name and on behalf of the Lenders by the Agent acting in such capacity.

          (iv) GERMAN SPECIAL PROVISIONS. Regarding all Collateral subject to Collateral Documents governed by German law, Agent shall (a) hold and administer such Collateral which is security assigned (SICHERUNGSEIGENTUM/SICHERUNGSABTRETUNG) or otherwise transferred under a non-accessory security right (NICHT AKZESSORISCHE SICHERHEIT) to it as trustee (TREUHANDER) for the benefit of the Lenders and (b) administer such Collateral which is pledged (VERPFANDUNG) or otherwise transferred to Agent or any Lender under an accessory security right (AKZESSORISCHE SICHERHEIT). Each Lender hereby authorizes Agent to (x) accept as its representative (STELLVERTRETER) any pledge or other creation of any accessory right under German law made to such Lender in relation to such Collateral and (y) agree to and execute on behalf of the Lenders any amendments to any document relating to and to effect or confirm any release in relation to any of the accessory German securities made in writing or in notarial form. Each of the Credit Parties and the Lenders hereby relieves the Agent from the restrictions of Section 181 of the German Civil Code (BGB) to allow it to perform its duties and obligations as Agent hereunder. Each Lender hereby ratifies and approves all acts previously done by the Agent on such Lender's behalf. Each Lender hereby expressly consents to the declarations of Agent made on behalf and in the name of such Lender as future pledgee in the agreements relating to Collateral subject to Collateral Documents governed by German law that is an accessory security right. Waiving Section 418 of the German Civil Code (BURGERLICHES GESETZBUCH), the parties to this Agreement agree that any security or guarantee created under any such Collateral Document shall not be affected by any transfer or assumption of the Obligations to, or by, any third party.

          (j) NOTICE OF DEFAULT. Agent nor any L/C Issuer shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and Fees required to be paid to Agent for the account of Lenders, unless Agent or such L/C Issuer shall have received written notice from

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

a Lender or Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Agent will use reasonable efforts to notify each Lender of its receipt of any such notice, unless such notice is with respect to defaults in the payment of principal, interest and fees, in which case Agent will notify each Lender of its receipt of such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by Requisite Lenders in accordance with SECTION 6. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

          (k) LENDER ACTIONS AGAINST COLLATERAL. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, with respect to the Loans, against any Borrower or any Credit Party hereunder or under the other Loan Documents or against any of the Real Estate encumbered by Mortgages without the consent of the Required Lenders. With respect to any action by Agent to enforce the rights and remedies of Agent and the Lenders under this Agreement and the other Loan Documents, each Lender hereby consents to the jurisdiction of the court in which such action is maintained, and agrees to deliver its Notes to Agent to the extent necessary to enforce the rights and remedies of Agent for the benefit of the Lenders under the Mortgages in accordance with the provisions hereof.

          Section 8.3   SET OFF AND SHARING OF PAYMENTS.

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default to the extent permitted by SECTION 6.5, each Lender has the right to at any time or from time to time, with reasonably prompt subsequent notice to Borrower Representative (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply, but solely to the extent of the amount of Obligations then due by acceleration or otherwise, any and all (A) balances held by such Lender at any of its offices for the account of any Borrower or any of its Subsidiaries (regardless of whether such balances are then due to any Borrower or its Subsidiaries), and (B) other property at any time held or owing by such Lender to or for the credit or for the account of any Borrower or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Shares. Borrowers agree, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

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

          Section 8.4   DISBURSEMENT OF FUNDS.

          Agent may, on behalf of Lenders, disburse funds (in the applicable currency) to Borrowers for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan (in the applicable currency) before Agent disburses same to Borrowers. If Agent elects to require that each Lender make funds available to Agent prior to a disbursement by Agent to Borrowers, Agent shall advise each Lender by telephone or fax of the amount of such Lender's Pro Rata Share of the Loan requested by Borrower Representative no later than 1:00 p.m. (New York time) on the Funding Date (or three (3) Business Days prior to the Funding Date with respect to European Loans) applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds (in the applicable currency), by wire transfer to Agent's account on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this SECTION 8.4 shall be without premium or penalty. Nothing in this SECTION 8.4 or elsewhere in this Agreement or the other Loan Documents, including the provisions of SECTION 8.5, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          Section 8.5   DISBURSEMENTS OF ADVANCES; PAYMENT.

          (a)     ADVANCES; PAYMENTS.

          (i) Agent shall notify Revolving Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of a Revolving Credit Advance is received, by fax, telephone or other similar form of transmission. Each Revolving Lender shall make the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to Agent in same day funds (in the applicable currency) by wire transfer to Agent's account as set forth in SECTION 1.1(i) and (j) not later than 3:00 p.m. (New York time) on the requested Funding Date in the case of an Index Rate Loans and not later than 11:00 a.m. (New York time) on the requested Funding Date in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance (in the applicable currency) to Borrowers as designated by Borrower Representative in the Notice of Revolving Credit Advance. All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

          (ii) At least once each calendar week or more frequently at Agent's election (each, a "SETTLEMENT DATE"), Agent shall advise each Lender by

                                     Annex A
     telephone or fax of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments and Advances required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent shall pay (in the applicable currency) to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in ANNEX E or the applicable Assignment Agreement) not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date. To the extent that any Lender (a "NON-FUNDING LENDER") has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding shortfall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrowers.

          (b) AVAILABILITY OF LENDER'S PRO RATA SHARE. Agent may assume that each Revolving Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each Funding Date. If such Pro Rata Share is not, in fact, paid to Agent by such Revolving Lender when due, Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind. If any Revolving Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower Representative and Borrowers shall immediately repay such amount to Agent. Nothing in this SECTION 8.5(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrowers may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. To the extent that Agent advances funds to Borrowers on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Revolving Lender.

          (c)     RETURN OF PAYMENTS.

          (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

          (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other

                                     Annex A

     Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

          (d) NON-FUNDING LENDERS. The failure of any Non-Funding Lender to make any Revolving Credit Advance or any payment required by it hereunder on the date specified therefor shall not relieve any other Lender (each such other Revolving Lender, an "OTHER LENDER") of its obligations to make such Advance or payment on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, until such failure of any Non-Funding Lender is cured by such Non-Funding Lender, such Non-Funding Lender shall not (i) have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" or a "Revolving Lender" (or be included in the calculation of "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document or (ii) be entitled to any Fees pertaining to any portion of such Revolving Credit Advance or payment that it has failed to make.

          (e) DISSEMINATION OF INFORMATION. Agent shall use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so.

          (f) ACTIONS IN CONCERT. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent or Requisite Lenders. Agent is authorized to issue all notices to be issued by or on behalf of the Lenders with respect to any Subordinated Debt.

          Section 8.6   PARALLEL EUROPEAN DEBT

          (a) DUTCH PARALLEL DEBT. Without prejudice to the other provisions of this Agreement and the other Loan Documents, and for the purpose of ensuring and preserving the validity and continuity of the security rights granted and to be granted under or pursuant to the Collateral Documents governed by the laws of The Netherlands (the "DUTCH LAW COLLATERAL DOCUMENTS"), each of the Lenders and the other parties hereto hereby acknowledges and consents to the Non-US Credit Parties that are party to the Dutch Law Collateral Documents undertaking in the Dutch Law Collateral Documents to pay to GE Capital as pledgee thereunder, in its own capacity and not as agent, representative or trustee,

                                     Annex A
amounts which are equal to and in the currency of the Principal Obligations (as defined in the Dutch Law Collateral Documents) from time to time due in accordance with the terms and conditions of the Principal Obligations (the "RELEVANT LIABILITIES") (such payment undertaking and the obligations and liabilities resulting therefrom: defined as the "Parallel Debt" in the Dutch Law Collateral Documents).

          The Lenders and the other parties hereto hereby agree that the Parallel Debt is a claim of GE Capital which is separate and independent from, and without prejudice to, the claims of the Lenders in respect of the Relevant Liabilities, and is not a claim which is held jointly with the Lenders provided, that to the extent any amount is paid to and received by GE Capital in payment of the relevant Parallel Debt, the total amount due and payable in respect of the corresponding Relevant Liabilities shall be decreased as if such amount were received by the Lenders or any of them in payment of the corresponding Relevant Liabilities. GE Capital, acting in its own capacity, hereby agrees to apply all proceeds that it receives in connection with any enforcement action taken under or pursuant to the Dutch Law Collateral Documents or otherwise in satisfaction in whole or in part of the relevant Parallel Debt in accordance with the provisions of the Dutch Law Collateral Documents.

          (b) OTHER NON-US PARALLEL DEBT. For the purpose of ensuring and preserving the validity and continuity of the Collateral Documents governed by German law or the laws of France (the "EUROPEAN SECURITY DOCUMENTS") and solely for such purpose and subject as provided below, European Borrower and each and every other Non-US Credit Party hereby irrevocably and unconditionally undertakes to pay the Agent amounts equal to any amounts owing by European Borrower or such other Non-US Credit Party to the Agent and Lenders with respect to the European Obligations as and when the same fall due for payment under the applicable Loan Documents, so that the Agent shall be the obligee of such covenant to pay and shall be entitled to claim performance thereof in its own name and not as agent acting on behalf of the Agent and Lenders.

          The European Borrower, the other Non-US Credit Parties and the Agent acknowledge that for this purpose such monetary obligations of the European Borrower and/or such Non-US Credit Parties are several and are separate and independent from, and without prejudice to, the identical obligations which the European Borrower and such Non-US Credit Parties have to the Agent and Lenders with respect to the relevant European Obligations, PROVIDED, that this shall not, at the same time, result in European Borrower or any such Non-US Credit Party incurring an aggregate monetary obligation to any Lender or the Agent which is greater than the monetary obligations of European Borrower or such Non-US Credit Party to Agent or any such Lender with respect to the European Obligations.

          To this end and without prejudice to the foregoing, it is agreed that
(i) the amounts due and payable by European Borrower and the other Non-US Credit Parties under this SECTION 8.6(b) (the "NON-US PARALLEL DEBT") shall be decreased to the extent that European Borrower or such Non-US Credit Party has paid any amounts to the Agent and Lenders or any of them with respect to the European Obligations and European Obligations shall be decreased to the extent that European Borrower or such Non-US Credit Party has paid any amounts to Agent with respect to the Non-US Parallel Debt and (ii) the Non-US

                                     Annex A

Parallel Debt shall not exceed the aggregate of the corresponding obligations which European Borrower and the other Non-US Credit Parties have to Agent and Lenders with respect to the European Obligations.

          Nothing in this SECTION 8.6(b) shall in any way negate, affect or increase the obligations of European Borrower or any other Non-US Credit Party to Agent or any Lender with respect to the European Obligations. For the purpose of this SECTION 8.6(b), the Agent acts in its own name and on behalf of itself and not as agent or representative of any other party hereto and any security granted to the Agent to secure the Non-US Parallel Debt is granted to the Agent in its capacity as creditor of the Non-US Parallel Debt.

          (c) PARALLEL US DEBT. For the purpose of ensuring and preserving the validity and continuity of the European Security Documents and solely for such purpose and subject as provided below, each and every US Credit Party hereby irrevocably and unconditionally undertakes to pay the Agent amounts equal to any amounts owing by such US Credit Party to the Agent and Lenders in respect of the Obligations as and when the same fall due for payment under the applicable Loan Documents, so that the Agent shall be the obligee of such covenant to pay and shall be entitled to claim performance thereof in its own name and not as agent acting on behalf of the Agent and Lenders.

          The US Credit Parties and the Agent acknowledge that for this purpose such monetary obligations of the US Credit Parties are several and are separate and independent from, and without prejudice to, the identical obligations which the US Credit Parties have to the Agent and Lenders in respect of the Obligations, PROVIDED, that this shall not, at the same time, result in any US Credit Party incurring an aggregate monetary obligation to any Lender or Agent which is greater than the monetary obligations to Agent or any Lender under the Loan Documents.

          To this end and without prejudice to the foregoing, it is agreed that
(i) the amounts due and payable by any US Credit Party under this SECTION 8.6(c) (the "PARALLEL US DEBT") shall be decreased to the extent that such US Credit Party has paid any amounts to the Agent and Lenders or any of them with respect to the Obligations and (ii) the Parallel US Debt shall not exceed the aggregate of the corresponding obligations which any US Credit Party has to the Agent and Lenders with respect to the Obligations.

          Nothing in this SECTION 8.6(c) shall in any way negate, affect or increase the obligations of any US Credit Party to Agent or any Lender with respect to the Obligations. For the purpose of this SECTION 8.6(c) the Agent acts in its own name and on behalf of itself and not as agent of representative of any other party hereto and any security granted to the Agent to secure the Parallel US Debt is granted to the Agent in its capacity as creditor of the Parallel US Debt.

                                     Annex A

                                    SECTION 9
                                  MISCELLANEOUS

          Section 9.1   INDEMNITIES.

          (a) GENERAL INDEMNITY. Borrowers agree, jointly and severally, to indemnify, pay, and hold Agent, each Lender, each L/C Issuer and their respective officers, directors, employees, agents, and attorneys (the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such Indemnitees) of any kind or nature whatsoever (other than Taxes) that may be imposed on, incurred by, or asserted against the Indemnitee as a result of such Indemnitees being a party to this Agreement or the transactions consummated pursuant to this Agreement or otherwise relating to any of the Related Transactions; PROVIDED, that (i) Borrowers shall have no obligation to an Indemnitee hereunder with respect to liabilities to the extent resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction and (ii) the European Borrower's foregoing indemnification obligations shall be limited to the extent they pertain to the European Obligations. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrowers agree to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law (subject to the limitations pertaining to the gross negligence or willful misconduct of an Indemnitee set forth in the proviso of the foregoing sentence).

          (b) CURRENCY INDEMNITY. If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "JUDGMENT CURRENCY") any amount due under this Agreement or under any other Loan Document in any currency other than the Judgment Currency (the "CURRENCY DUE") (or for the purposes of the last paragraph of SECTION 1.4), then conversion shall be made at the Exchange Rate on the Business Day before the day on which judgment is given (or for the purposes of the last paragraph of SECTION 1.4, on the Business Day on which the payment was received by Agent). In the event that there is a change in the Exchange Rate between the Business Day before the day on which the judgment is given and the date of receipt by Agent of the amount due, Borrowers shall, on the date of receipt by Agent, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any as may be necessary to ensure that the amount received by Agent on such date is the amount in the Judgment Currency which when converted at the Exchange Rate on the date of receipt by Agent in accordance with normal banking procedures in the relevant jurisdiction is the amount then due under this Agreement or such other Loan Document in the Currency Due. If the amount of the Currency Due (including any Currency Due for purposes of SECTION 1.4) which Agent is so able to purchase is less than the amount of the Currency Due (including any Currency Due for purposes of SECTION 1.4) originally due to it, Borrowers shall jointly and severally indemnify and save Agent and Lenders harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall (i) constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, (ii) give rise to a separate and independent cause of action,

                                     Annex A

(iii) apply irrespective of any indulgence granted by Agent or any Lender from time to time, (iv) survive the payment in full of the Obligations and the termination of this Agreement, and (v) continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order.

          Section 9.2   AMENDMENTS AND WAIVERS.

          (a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrowers, and by Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

          (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that increases the percentage advance rates set forth in the definition of the US Borrowing Base or in the definition of European Borrowing Base, or that makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts (US Loans) and Eligible Inventory (US Loans) set forth in EXHIBIT 4.8(d)(i) or from Eligible Accounts (European Loans) and Eligible Inventory (European Loans) set forth in
EXHIBIT 4.8(d)(ii), shall be effective unless the same shall be in writing and signed by Agent, Supermajority Revolving Lenders and Borrowers. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that waives compliance with the conditions precedent set forth in SECTION 7.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations or amends SECTION 1.1(c)(ii) or 1.1(d)(ii) shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in
SECTION 7.2 unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers.

          (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby:
(i) increase the principal amount of any Lender's Commitment (which action shall be deemed only to affect those Lenders whose Commitments are increased and may be approved by Requisite Lenders, including those Lenders whose Commitments are increased); (ii) reduce the principal of, rate of interest on or Fees payable, or any indemnities or other amounts payable, with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees or other amounts as to any affected Lender (which action shall be deemed only to affect those Lenders to whom such payments are made); (v) release any Guaranty or, except as

                                     Annex A
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

otherwise permitted in SECTION 3.7, release Collateral with a book value exceeding 10% of the book value of all assets in the aggregate in any one (1) year (which action shall be deemed to directly affect all Lenders); (vi) except pursuant to clause (i) above, change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this SECTION 9.2 or the definitions of the terms "Requisite Lenders", "Requisite Revolving Lenders" or "Supermajority Revolving Lenders" insofar as such definitions affect the substance of this SECTION 9.2. Solely for the purposes of this SECTION 9.2(c) in determining whether any Lender is an affected Lender, any Lender that has (i) a US Revolving Loan Commitment, shall also be deemed to have a European Revolving Loan Commitment, and (ii) a European Revolving Loan Commitment, shall also be deemed to have a US Revolving Loan Commitment. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuers under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or L/C Issuers, as the case may be, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SECTION 9.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

          Section 9.3   NOTICES.

          Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York Time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

     Notices shall be addressed as follows:

          If to Borrower Representative or any       c/o Castle Harlan Partners IV, LP
          Credit Party:                              150 East 58th Street, 37th Floor
                                                     New York, New York 10155
                                                     ATTN:  Marcel Fournier and Howard Weiss
                                                     Fax: (212) 207-8042

                                     Annex A

          If to Agent or GE Capital:                 GENERAL ELECTRIC CAPITAL
                                                     CORPORATION
                                                     335 Madison Avenue
                                                     12th Floor
                                                     New York, New York 10017
                                                     ATTN: Advanced Accessories Account Officer
                                                     Fax:  (212) 983-8766

          With a copy to:                            GENERAL ELECTRIC CAPITAL CORPORATION
                                                     201 High Ridge Road
                                                     Stamford, Connecticut 06927-5100
                                                     ATTN:  Corporate Financial Services - Global Sponsor
                                                     Finance - General Counsel
                                                     Fax:  (203) 316-7899

                                                     and

                                                     GENERAL ELECTRIC CAPITAL
                                                     CORPORATION
                                                     500 West Monroe Street
                                                     Chicago, Illinois 60661
                                                     ATTN:  Corporate Counsel
                                                      Commercial Finance - Merchant Banking
                                                     Fax: (312) 441-6876

          If to a Lender:                            To the address set forth on the signature page
                                                     hereto or in the applicable Assignment Agreement

          Section 9.4   FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

          No failure or delay on the part of Agent or any Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

          Section 9.5   MARSHALING; PAYMENTS SET ASIDE.

          Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that Borrowers make payment(s) or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by

                                     Annex A
anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

          Section 9.6   SEVERABILITY.

          The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

          Section 9.7 LENDERS' OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

          The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

          Section 9.8   HEADINGS.

          Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

          Section 9.9   APPLICABLE LAW.

          THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS WHICH DOES NOT EXPRESSLY SET FORTH APPLICABLE LAW SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          Section 9.10  SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrowers may not assign their rights or obligations hereunder without the written consent of all Lenders.

                                     Annex A

          Section 9.11  NO FIDUCIARY RELATIONSHIP; LIMITED LIABILITY.

          No provision in the Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to Borrowers by Agent or any Lender. Borrowers agree that neither Agent nor any Lender shall have liability to Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by Borrowers in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless and to the extent that it is determined that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought as determined by a final non-appealable order by a court of competent jurisdiction. Neither Agent nor any Lender shall have any liability with respect to, and Borrowers hereby waive, release and agree not to sue for, any special, indirect or consequential damages suffered by Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

          Section 9.12  CONSTRUCTION.

          Agent, each Lender, Borrowers and each other Credit Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Lender, Borrowers and each other Credit Party.

          Section 9.13  CONFIDENTIALITY.

          Agent and each Lender agree to exercise their best efforts to keep confidential any non-public information delivered pursuant to the Loan Documents by or on behalf of Borrowers and not to disclose such information to Persons other than to potential assignees or participants or to Persons employed by or engaged by Agent a Lender or a Lender's assignees or participants including attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services. The confidentiality provisions contained in this SECTION 9.13 shall not apply to disclosures (i) required to be made by Agent or any Lender to any regulatory or governmental agency or pursuant to legal process or (ii) consisting of general portfolio information that does not identify Borrowers. The obligations of Agent and Lenders under this SECTION 9.13 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

          Section 9.14  CONSENT TO JURISDICTION.

          BORROWERS AND THE OTHER CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS

                                     Annex A
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

OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND THE OTHER CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND THE OTHER CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND THE OTHER CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

          Section 9.15  WAIVER OF JURY TRIAL.

          BORROWERS, THE OTHER CREDIT PARTIES, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWERS, THE OTHER CREDIT PARTIES, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO AGENT AND EACH LENDER TO ENTER INTO A BUSINESS RELATIONSHIP, THAT AGENT AND EACH LENDER HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT AGENT AND EACH LENDER WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, THE OTHER CREDIT PARTIES, AGENT AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

          Section 9.16  SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS.

          All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, issuances of Letters of Credit and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in SECTIONS 1.3(e), 1.8, 1.9 and 9.1 shall survive the repayment of the Obligations and the termination of this Agreement.

          Section 9.17  ENTIRE AGREEMENT.

          This Agreement, the Notes and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. All Exhibits, Schedules and

                                     Annex A

Annexes referred to herein are incorporated in this Agreement by reference and constitute a part of this Agreement.

          Section 9.18  COUNTERPARTS; EFFECTIVENESS.

          This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

          Section 9.19  REPLACEMENT OF LENDERS.

          (a) Within fifteen (15) days after receipt by Borrower Representative of written notice and demand from any Lender for payment pursuant to SECTION 1.8 or 1.9 or, as provided in this SECTION 9.19(c) (it being understood that the below clauses (i) and (ii) under this SECTION 9.19(a) do not apply to Proposed Changes covered by SECTION 9.19(c)), in the case of certain refusals by any Lender to consent to certain proposed amendments, modifications, terminations or waivers with respect to this Agreement that have been approved by Requisite Lenders, Requisite Revolving Lenders, Supermajority Revolving Lenders or all affected Lenders, as applicable (any such Lender demanding such payment or refusing to so consent being referred to herein as an "AFFECTED LENDER"), Borrowers may, at their option, with respect to any Lender that has so made a demand pursuant to SECTION 1.8 or 1.9, notify Agent and such Affected Lender of its intention to do one of the following:

          (i) Borrowers may obtain, at Borrowers' expense, a replacement Lender ("REPLACEMENT LENDER") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrowers obtain a Replacement Lender that will purchase all outstanding Obligations owed to such Affected Lender and assume its Commitments hereunder and all of its obligations and rights under the Lender Risk Allocation Agreement within ninety (90) days following notice of Borrowers' intention to do so, the Affected Lender shall sell and assign all of its rights and delegate all of its obligations under this Agreement and the Lender Risk Allocation Agreement to such Replacement Lender in accordance with the provisions of SECTION 8.1, PROVIDED that Borrowers have reimbursed such Affected Lender for any administrative fee payable pursuant to SECTION 8.1 and, in any case where such replacement occurs as the result of a demand for payment pursuant to SECTION 1.8 or 1.9, paid all amounts required to be paid to such Affected Lender pursuant to SECTION 1.8 or 1.9 through the date of such sale and assignment; or

          (ii) Borrowers may, with Agent's consent, prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Pro Rata Share of the Revolving Loan Commitment and Pro

                                     Annex A

     Rata Share of the Term Loan Commitment (so long as the obligations of such Affected Lender under the Lender Risk Allocation Agreement are addressed in a manner acceptable to Agent), in which case the Revolving Loan Commitment and Term Loan Commitment will be reduced by the amount of such Pro Rata Share. Borrowers shall, within ninety (90) days following notice of their intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including, in any case where such prepayment occurs as the result of a demand for payment for increased costs, such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's obligations under the Revolving Loan Commitment and Term Loan Commitment.

          (b) In the case of a Non-Funding Lender pursuant to SECTION 8.5(a), at (i) Borrower Representative's request a Person designated by Borrower Representative shall have the right with Agent's consent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee; provided that Agent may withhold such consent if the Non-Funding Lender's obligations under the Lender Risk Allocation Agreement are not assumed by a Person acceptable to Agent and in a manner acceptable to Agent) or (ii) Agent shall have the right in Agent's sole discretion (but shall have no obligation), in each case with respect to clauses (i) and (ii) above, to purchase from any Non-Funding Lender and each Non-Funding Lender agrees that it shall sell and assign to such Person or Agent, as applicable, all of the Loans and Commitments (along with all rights and obligations of such Non-Funding Lender under the Lender Risk Allocation Agreement) of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement. In the event that Borrower Representative requests that a Non-Funding Lender be so replaced, Agent will use commercially reasonable efforts to assist the Borrowers in finding a Lender to so replace such Non-Funding Lender.

          (c) If, in connection with any proposed amendment, modification, waiver or termination pursuant to SECTION 9.2 (a "PROPOSED CHANGE"):

          (i) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause
     (i) and in clause (ii) below being referred to as a "NON-CONSENTING LENDER"), or

          (ii) requiring the consent of Supermajority Revolving Lenders, the consent of Requisite Revolving Lenders is obtained, but the consent of Supermajority Revolving Lenders is not obtained,

then, so long as Agent is not a Non-Consenting Lender, (x) at Borrower Representative's request, a Person designated by Borrower Representative which Person is reasonably

                                     Annex A
acceptable to Agent shall have the right with Agent's consent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee; provided that Agent may withhold such consent if the Non-Consenting Lender's obligations under the Lender Risk Allocation Agreement are not assumed by a Person acceptable to Agent and in a manner acceptable to Agent) and (y) Agent shall have the right in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and, with respect to each of clause (i) and (ii) above, such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to such Person or Agent, all of the Loans and Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

          Section 9.20  DELIVERY OF TERMINATION STATEMENTS AND MORTGAGE
RELEASES.

          Upon payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Commitments and a release of all claims against Agent and Lenders, and so long as no suits, actions proceedings, or claims are pending or threatened against any Indemnitee asserting any damages, losses or liabilities that are indemnified liabilities hereunder, Agent shall deliver to Borrower Representative termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

          If a Credit Party sells, transfers or otherwise disposes of any assets or property in accordance with SECTION 3.7, the Agent will, upon such Credit Party's request and at such Credit Party's expense, execute and deliver to such Credit Party such documents, UCC and other releases with respect to such assets or property as such Credit Party shall reasonably request to evidence the release of its Lien on such assets or property, all without any representation, warranty or recourse whatsoever.

          Section 9.21  INTENTIONALLY RESERVED.

          Section 9.22  JOINT AND SEVERAL OBLIGATIONS REGARDING CANADA.

          Notwithstanding any other provision contained in this Agreement or any other Loan Document, if a "secured creditor" (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction in Canada not to include a Person to whom obligations are owed on a joint or joint and several basis, then the Obligations of each of the Credit Parties organized under the laws of Canada or a province or territory thereof, to the extent such Obligations are secured, only shall be several obligations and not joint or joint and several.

          Section 9.23  EUROPEAN/QUEBEC FINANCIAL ASSISTANCE LIMITATION.

          Notwithstanding any other provision of this Agreement, any indemnities by, or obligations of, the European Borrower or any other Non-US Credit Party incorporated under

                                     Annex A
the laws of any European jurisdiction or Quebec shall only be legally binding on the European Borrower or such other Non-US Credit Party insofar as the same will not be in violation of the prohibition on financial assistance contained in the Dutch Civil Code or any other applicable European or Quebec law and all provisions hereof shall be construed accordingly.

          Section 9.24  REAFFIRMATION OF ORIGINAL LOAN DOCUMENTS.

          Each Credit Party hereby reaffirms its obligations under each Original Loan Document, as amended, supplemental or otherwise modified by this Agreement and by the other Loan Documents (as hereinafter defined) delivered on the date hereof. Each Credit Party further agrees that each such Original Loan Document shall remain in full force and effect following the execution and delivery of this Agreement and that all references to the "Credit Agreement" in such Original Loan Documents shall be deemed to refer to this Agreement. Without limiting the foregoing, Sportrack Accessories Inc. recognizes and agrees that the pledge of the debenture in the principal amount of Cdn.$75,000,000 dated April 15, 2003 made payable to Agent (the "REAFFIRMED CANADIAN DEBENTURE"), as such pledge is contemplated in the pledge of debenture agreement dated April 15, 2003 between Sportrack Accessories Inc., Agent and the Lenders, (the "REAFFIRMED CANADIAN PLEDGE AGREEMENT"), guarantees and shall continue to guarantee the Obligations of Sportrack Accessories Inc., and for more certainty and for all intended purposes repledges the Reaffirmed Canadian Debenture in favor of Agent and the Lenders in guarantee of such Obligations, such new pledge to be governed by the terms of the Reaffirmed Canadian Pledge Agreement

                                   SECTION 10
                           US BORROWER CROSS-GUARANTY

          Section 10.1  US BORROWER CROSS-GUARANTY.

          Each US Borrower (but not the European Borrower) hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Agent and Lenders by each other Borrower. Each such US Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this SECTION 10 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this SECTION 10 shall be absolute and unconditional, irrespective of, and unaffected by,

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

                                     Annex A

          (b) the absence of any action to enforce this Agreement (including this SECTION 10) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

          (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

          (d)     the insolvency of any Credit Party; or

          (e) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each such US Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

          Section 10.2  WAIVERS BY US BORROWERS.

          Each US Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Credit Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this
SECTION 10 and such waivers, Agent and Lenders would decline to enter into this Agreement.

          Section 10.3  BENEFIT OF GUARANTY.

          Each Borrower agrees that the provisions of this SECTION 10 are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

          Section 10.4  WAIVER OF SUBROGATION, ETC.

          Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in SECTION 10.7 and except with respect to the intercompany loans permitted by SECTIONS 3.1(b) and (c), each US Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor. Each Borrower acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this SECTION 10, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this
SECTION 10.4.

                                     Annex A

          Section 10.5  ELECTION OF REMEDIES.

          If Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this SECTION
10. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Agent or such Lender. Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this SECTION 10, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

          Section 10.6  LIMITATION.

          Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this SECTION 10 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under SECTION 1) shall be limited to an amount not to exceed as of any date of determination the greater of:

          (a) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

          (b) the amount that could be claimed by Agent and Lenders from such Borrower under this SECTION 10 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar (domestic or foreign) statute or common law after taking into account, among other things, such

                                     Annex A

Borrower's right of contribution and indemnification from each other Borrower under SECTION 10.7.

          Section 10.7  CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS.

          To the extent that any Borrower shall make a payment under this
SECTION 10 of all or any of the Obligations (other than Loans made to that Borrower for which it is primarily liable) (a "GUARANTOR PAYMENT") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (a) As of any date of determination, the "ALLOCABLE AMOUNT" of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this SECTION 10 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (b) This SECTION 10.7 is intended only to define the relative rights of Borrowers and nothing set forth in this SECTION 10.7 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including SECTION 10.1. Nothing contained in this
SECTION 10.7 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

          (c) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

          (d) The rights of the indemnifying Borrowers against other Credit Parties under this SECTION 10.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

          Section 10.8  LIABILITY CUMULATIVE.

          The liability of Borrowers under this SECTION 10 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement

                                     Annex A
and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                                     Annex A

          Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                     BORROWERS:

                                      SPORTRACK, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:   Secretary
                                               ---------------------------------

                                      VALLEY INDUSTRIES, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:   Barry Steele
                                               ---------------------------------

                                      BRINK B.V.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                     Annex A

                               OTHER CREDIT PARTIES:


                                      CHAAS HOLDINGS, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      CHAAS ACQUISITIONS, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                      ADVANCED ACCESSORY SYSTEMS, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:   Secretary
                                               ---------------------------------


                                      AAS ACQUISITIONS, LLC


                                      By:    /s/ Sylvia Rosen
                                             -----------------------------------
                                      Name:    Sylvia Rosen
                                               ---------------------------------
                                      Title:   Secretary
                                               ---------------------------------


                                      CHAAS HOLDINGS B.V.

                                      By:    /s/ Jan Willem Rengelink
                                               ---------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------

                                     Annex A

                                      Title:
                                               ---------------------------------


                                      SPORTRACK ACCESSORIES INC.


                                      By:    /s/ Terence C. Seikel
                                             -----------------------------------
                                      Name:    Terence C. Seikel
                                               ---------------------------------
                                      Title:   President
                                               ---------------------------------

                                      SPORTRACK GMBH


                                      By:    /s/ Michael Runte
                                             -----------------------------------
                                      Name:    Michael Runte
                                               ---------------------------------
                                      Title:   Director
                                               ---------------------------------

                                      VALTEK, LLC


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:   Secretary
                                               ---------------------------------

                                      CHAAS HOLDINGS III B.V.


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:

                                     Annex A

                                      AAS CAPITAL CORPORATION


                                      By:    /s/ Barry Steele
                                             -----------------------------------
                                      Name:    Barry Steele
                                               ---------------------------------
                                      Title:   Chairman
                                               ---------------------------------

                                      NOMADIC SPORT INC.


                                      By:    /s/ Terence C. Seikel
                                             -----------------------------------
                                      Name:    Terence C. Seikel
                                               ---------------------------------
                                      Title:   President
                                               ---------------------------------

                                     Annex A

                                      SPORTRACK S.R.O.


                                      By:    /s/ Sasha Stepanova
                                             -----------------------------------
                                      Name:    Sasha Stepanova
                                               ---------------------------------
                                      Title:   (on the basis of a power of
                                               attorney granted by sportrack
                                               s.r.o. on 13.5.2003)
                                               ---------------------------------

                                      SPORTRACK IBERICA AUTOMOTIVE, S.L.
                                      UNIPERSONAL


                                      By:    /s/ Michael Runte
                                             -----------------------------------
                                      Name:    Michael Runte
                                               ---------------------------------
                                      Title:   Director
                                               ---------------------------------

                                      BRINK INTERNATIONAL B.V.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK SVERIGE AB


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK U.K. LIMITED


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                     Annex A

                                      BRINK NORDISK HOLDINGS APS


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK POLSKA SP Z.O.O.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK FRANCE S.A.R.L.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      ELLEBI S.R.L.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      NORDISK KOMPONENT HOLDINGS A/S


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                     Annex A

                                      SOCIETE DE FABRICATION
                                      D'EQUIPEMENTS ET D'ACCESSOIRES SA


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK TREKHAKEN B.V.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      BRINK A/S


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                      SCI L'ELMONTAISE


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


                                      CHAAS HOLDINGS II B.V.


                                      By:    /s/ Jan Willem Rengelink
                                             -----------------------------------
                                      Name:    Jan Willem Rengelink
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                     Annex A

                               AGENT AND INTIAL LENDER:

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as Agent and a Lender


                                      By:    /s/ Frederick T. Yanni
                                             -----------------------------------
                                             Its Duly Authorized Signatory

                                     Annex A
                                    Page 119